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             (P)SEMI-ANNUAL REPORT APRIL 30, 2001







                                               (F)

Contents
    ------------------------------------------------------------------------

     .          Chairman's Letter
     i          Management Discussion and Analysis
     1          Portfolio Highlights and Investments
     44         Statements of Assets and Liabilities
     48         Statements of Operations
     52         Statements of Changes in Net Assets
     60         Notes to Financial Statements
     67         Financial Highlights
     78         Trustees and Officers

                                                              Semi-Annual Report

Dear Shareholders
    ---------------------------------------------------------------------------
R
isk management and portfolio diversification have proven to be more important than ever this year as volatility in the equity market has continued and the global economy has slowed. At Paydenfunds, risk management is the cornerstone of what we do. We apply risk management techniques, encompassing the management, measurement and analysis of portfolio risk, to all of our investment strategies, ranging from the conservative California Municipal Income Fund to our more opportunistic High Income, Emerging Markets Bond and Small Cap Leaders Funds.


  Continued equity market volatility has also reestablished the value of having a balanced portfolio--one with an allocation to both bonds and stocks. Bonds can play a critical role in an investor's portfolio for two reasons. First, the increase in equity market volatility to two or three times the historical average has resulted in a more attractive risk-to-return profile for bonds relative to stocks. Second, because returns of stocks and bonds do not move in tandem, including both asset classes in a portfolio can help offset large changes in market value that either asset class may experience. This is the benefit of portfolio diversification.


  Paydenfunds offers 14 different bond funds, several of which have received third-party recognition. Our flagship Global Fixed Income Fund continues to maintain its ***** Morningstar rating for the five-year period ended April 30, 2001, out of a total of 1,338 taxable bond funds./1/ Our GNMA Fund invests in securities issued by the Government National Mortgage Association, which carry the full faith and credit of the U.S. government. This fund offers higher yields than are available in U.S. Treasuries while maintaining a high credit quality. Our California Municipal Income Fund seeks to provide California taxpayers with income that is exempt from both California State and federal income taxes, and it is generally appropriate for taxpayers in higher tax brackets.

------------
/1/ The Global Fixed Income Fund received a **** Morningstar star rating for the three-year period ended April 30, 2001, out of a total of 1,813 taxable bond funds. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 2001 and are subject to change monthly. Specifically, they are calculated from a fund's three-year or five-year average annual returns in excess of 90-day Treasury bill returns with appropriate adjustments for fees and a risk factor that reflects performance below a 90-day Treasury bill return. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

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  Although an allocation to any of our bond funds would be a good source of diversification for an existing stock portfolio, our Global Balanced Fund offers a total solution for a well-diversified portfolio. In this fund, we strategically allocate between both domestic and international stocks and bonds. This fund has consistently outperformed a benchmark consisting of 60% stocks and 40% bonds, and it continues to carry a **** Morningstar rating, for the three-year period ended April 30, 2001, based on a comparison with 69 international hybrid funds./1/


  We think it is important to reiterate that investment plans should be made with a long-term perspective. A well-planned allocation of assets between stocks and bonds should enable an investor to withstand a variety of environments as well as to build and preserve wealth.


As always, we work for you.

/s/ Joan A. Payden
Joan A. Payden
Chairman & CEO
Payden & Rygel Investment Group

Management Discussion and Analysis

Fixed Income Markets

Short Maturity Strategies

A weakening U.S. economy propelled the Federal Reserve Board to lower the overnight borrowing rate four times from 6.50% to 4.50% during the six-month period ended April 30, 2001. Short-term interest rates also fell in anticipation of the action by the Federal Reserve Board. The three-month U.S. Treasury bill rate fell 250 basis points, from 6.38% to 3.88%, and the two-year U.S. Treasury note rate fell 164 basis points, from 5.91% to 4.27%. This helped the performance of the short duration strategy funds, which were structured to benefit from a decline in interest rates.

The Bunker Hill Money Market Fund continued to target a 70-day to 80-day average maturity. The Fund's total return for the six-month fiscal period was 2.97%, which ranked the Fund 2nd out of 388 funds in the Lipper Money Market Funds peer group. The Limited Maturity Fund generated a return of 4.32% for the period, compared to its three-month U.S. Treasury bill benchmark return of 3.13%. The Fund maintained an average maturity of eight months and strove to earn a greater return than money market fund alternatives. The Short Bond Fund returned 5.55% for the period, while its benchmark, the Merrill Lynch 1-3 Year Treasury Index, returned 5.25%. The Fund's overweight to corporate and asset-backed securities contributed favorably to performance.

The U.S. Government Fund's overweight to agency securities helped to generate a positive return of 5.79% relative to its Merrill Lynch 1-5 Year Treasury Index benchmark return of 5.52%.

Core Bond and Intermediate Maturity Strategies

The yield curve, which describes market yields available for different maturities, responded to the recent rate cuts by the Federal Reserve Board with lower yields for shorter maturities and unchanged yields for longer maturities. As indicated above, the two-year U.S. Treasury note yield dropped from 5.91% to 4.27%, for a total change of 164 basis points. On the other hand, the 30-year U.S. Treasury note stayed virtually unchanged at 5.78%. This so-called "steepening" of the yield curve is a typical result of a rate-easing program by the Federal Reserve Board.

The GNMA Fund, which increased its exposure to U.S. Treasury securities, returned 5.75% versus 5.86% for its benchmark, the Merrill Lynch GNMA Index. Unlike the other short duration strategy Funds, the longer average maturity of the GNMA Fund slightly detracted from its performance for the six-month period ended April 30, 2001, because long-term interest rates did not fall as sharply as short-term rates.

With interest rates declining sharply over the past six months, our two Funds that fall within the core bond strategy performed quite well. The Investment Quality Bond Fund returned 5.85% for the six-month period ended April 30, 2001, and the Total Return Fund returned 5.62% for the same period. The relevant benchmark for both of these funds is the Lehman Brothers Aggregate Index, which returned 6.22%. This benchmark outperformed our two Funds by a slight amount due to a higher allocation to shorter maturities, which benefited more from the interest rate declines. Both of the Funds are broadly diversified in the major fixed income categories of U.S. Treasuries, government agency securities, corporate bonds and mortgage-backed securities. In addition, the Total Return Fund participates in the high yield, emerging market and non-dollar sectors.

During the past six months, the portfolio structures have remained relatively constant. Both portfolios have maintained a duration position slightly longer than the benchmark, which reflects our view that interest rates have room to decline further. In addition, we have typically kept our corporate exposure in "name brand"

Management's Discussion and Analysis continued

issuers to maintain a high level of liquidity in these two Funds. In the Total Return Fund, we have lowered the allocation to emerging markets to 2% of the total Fund. This was done to lock in some of the strong gains of the recent past, but it was also a response to some of the political uncertainly surrounding Argentina, and what affect this uncertainty could have on neighboring countries, such as Brazil.

Global Strategies

Global bond yields fluctuate as economic conditions change. In the six-month period ended April 30, 2001, bond yields fell in all the major bond markets of the world. The pace of economic growth was slowing, especially in the United States and other dollar-bloc countries. Inflation concerns resulting from a tight labor force in the U.S., a weak currency in Europe, and high oil prices globally began to dissipate, as the outlook for business activity and personal consumption deteriorated. Central banks around the world responded by lowering short-term interest rates.

Our Global Fixed Income Fund and Global Short Bond Fund benefited from this fall in interest rates as bond prices rose. Holdings in Europe, Japan and the dollar-bloc countries all added to total return. The currency exposure in each Fund was hedged back to the U.S. dollar over the six-month period, protecting the bond returns from any depreciation in the euro or the yen. For the six-month period, the Global Fixed Income Fund returned 4.57% and the Global Short Bond Fund returned 3.75%.

High Yield Strategies

The high-yield market had a difficult November 2000, after an even worse October, but bounced back in December 2000, as the higher yields enticed buyers into the sector. The turn of the year did not stop the positive momentum, as evidenced by an exceptionally strong January 2001, which was one of the best monthly returns for the high-yield market since its inception. The positive tone, of course, was spurred by the unexpected rate cut by the Federal Reserve Board on January 3, 2001. Many companies that had experienced significant price erosion in the Fall of 2000 saw the prices of their bonds appreciate dramatically. As a result, new issue volume was a heavy $14 billion for the month, and concentrated in issuers with existing high-yield debt. For context, new issue volume for this sector for all of calendar 2000 was only $50 billion.

February 2001 was also a solid month for the high-yield sector. Beginning in March, the high-yield market began to give back some of its gains, as the increased volatility in the equity markets began to affect the high-yield market. Investors again began to focus on those "business plan" telecommunications credits, which still require additional funding to complete their networks. The bonds of such companies gapped down significantly in March and April.

The outlook for the high-yield market is favorable given the recent interest rate cuts, the more accommodating Federal Reserve Board monetary policies, the large inflows into high-yield mutual funds, and default levels which we expect to stabilize in the latter-half of the year. The unpredictable factor in this otherwise positive landscape is the health of the U.S. economy. The question is whether a soft-landing will, in fact, be achieved, or whether economic growth will actually decline, thereby resulting in the feared recession. The High Income Fund returned 3.54% for the six-month fiscal period, and continues to focus on those sectors and sub-sectors which we believe to be stable and defensive and will hold up well in an economic downturn. Sectors that we continue to over-weight include healthcare, and in particular hospitals, gaming and energy. We are under-weight in such cyclical sectors as steel and retail.

Emerging Market Strategies

Over the six months ended April 30, 2001, overall emerging market spreads, as measured by the J.P. Morgan EMBI+ Index, widened approximately 35 basis points, to a level of 785 basis points over U.S. Treasuries. During this period, spreads narrowed almost 100 basis points in January 2001, from 760 to 670 basis points, on the back of interest rate cuts by the Federal Reserve Board. Such rate cuts have traditionally been supportive of emerging market debt. While credit trends in emerging market countries, such as Mexico, Brazil and Russia, continue to be positive, emerging market spreads have widened over 100 basis points since the end of January due to difficulties in Turkey and Argentina.

Turkey was forced to abandon its crawling peg, and floated its currency in February 2001. This followed rising political uncertainty and investor concerns about Turkey's weak banking sector. Argentina has experienced rising political instability, continued economic recession and fragile debt dynamics, all of which have caused spreads to rise on Argentine debt instruments.

The strategy of the Emerging Markets Bond Fund during this period has been to over-weight Russia and Central Europe (although we have had no exposure to Turkish bonds during this period) and to stay neutral to Latin America, favoring countries with improving fundamentals and upgrade potential such as Mexico. Within Latin America, we reduced our exposure to both Argentina and Brazil in March due to growing concerns about Argentina's political fragility and external financing needs, and to potential financial contagion to Brazil. We have also under-weighted Asia, due to limited relative value opportunities, and Africa. The Fund has returned 6.08% during the last six months, as compared to 5.84% for the EMBI Global Index and 6.95% for the EMBI Global Constrained Index, the fund's benchmark.

Tax-Exempt Strategies

Over the six months ended April 30, 2001, the municipal market claimed a positive return. The single largest contributor was the Federal Reserve Board's reductions in the Federal Funds Rate. But seasonal factors contributed as well. In January 2001, light supply coupled with strong demand stemming from coupon and maturity payments, known as the "January Effect," caused the market to rally. Conversely, April was a weak month for the market as investors sold bonds to meet the April 16, 2001 tax payment deadline. By the end of the six-month period ended April 30, 2001, yields across the maturity spectrum had declined. Shorter maturities benefited the most, as the yield curve steepened. For example, the yield on 2-year maturities declined by 0.90%; while the yields on long-bonds were lower by 0.20%.

California's utility crisis had a profound impact on the municipal market. Utilities were faced with soaring wholesale costs for power, while the retail price they could charge consumers remained fixed. California's largest investor-owned utilities incurred over $14 billion in debt purchasing power for their customers. This led the State's largest utility, Pacific Gas & Electric, to file for reorganization under Chapter 11 of the U.S. Bankruptcy Code. In January 2001, the State of California began purchasing power on behalf of the utilities, significantly depleting the State's surplus. Consequently, Standard & Poor's downgraded California's General Obligation Debt to "A+" from "AA." Compared to the broader market, California underperformed, as 2-year yields fell 0.38% and long-bond yields increased 0.11%.

Finally, President Bush's tax proposal had little impact on the market. It is expected that the top marginal tax bracket will be lowered to 36% from 39.6% over the next ten years. A comparison of the municipal market's valuation relative to its taxable fixed income counterparts suggests that this is a modest change, with a negligible impact on the performance of the municipal market going forward.

Management Discussion and Analysis continued

The Short Duration Tax Exempt Fund posted a 3.19% total return for the six-month period, as short-term maturities experienced the sharpest decline in interest rates. In addition to the portfolio's short-term orientation, the portfolio benefited from a duration extension trade that was implemented in December 2000. The Tax Exempt Bond Fund posted a 3.99% total return for the six-month period. The portfolio benefited from the sale of twenty-year callable bonds and the subsequent repositioning of assets in the five-year to eleven-year portion of the yield curve. Non-callable escrowed-to-maturity bonds in the thirteen-year portion of the yield curve were added to maintain the portfolio's interest rate exposure. The California Municipal Income Fund posted a 2.70% total return, despite the challenges that faced the California Municipal Market. The portfolio's exposure to California's General Obligation debt is limited to "Aaa" rated bonds, due to bond insurance. Additional benefits were derived from increasing the portfolio's asset allocation in the two-year to ten-year range and reducing the allocation to the ten-year and longer maturity range.

Equity Markets

Domestic Strategies

The bear market in equities, which began August 2000, hit full stride during the six months ended April 30, 2001. The S&P 500 Stock Index returned a negative 12.06% over the time period. Stocks with a growth style suffered terribly, as the market readjusted their price/earnings ratios lower. The S&P 500/Barra Growth Stock Index fell 23.07% over the same period. Declines in capital spending generally hurt growth style stocks more, and this downturn has been no different from previous ones in that respect. Investors seemed to again acknowledge the relatively strong prospects in small cap stocks. The Russell 2000 Stock Index of small companies lost only 1.72%. For the past two and one-half years, small cap stocks have significantly out performed their large cap counterparts.

The Growth & Income Fund has a large cap value style tilt, and so it comfortably exceeded the performance of the S&P 500 Stock Index during this bear market. The Fund was down only 2.64%, versus a decline of 12.06% for the index. Big gainers included Caterpillar and 3M. The Market Return Fund also bested the S&P 500 Stock Index. The Fund declined 11.65%, through strategic management of its underlying short-term bond portfolio. The U.S. Growth Leaders Fund had a more difficult time. Although it has considerably outperformed the S&P 500/Barra Growth Stock Index over the trailing twelve-month period ended April 30, 2001, it lagged the index over the last six months, declining 26.34% versus a decline of 23.07% for the Index. Concentrations in technology stocks, such as Sun Microsystems and Williams Communications, were the source of the recent underperformance. The Small Cap Leaders Fund declined a slight 0.84%, and again exceeded its benchmark of small companies, the Russell 2000 Index, which lost 1.72%. Individual stock selection has been the key to its success. A diverse group of stocks, including Arch Coal and Skechers, have propelled performance.

International Strategies

The U.S. stock market was not the only market to witness a challenging environment over the six-month period. The Japanese Nikkei fell 3.78% in local terms and 15.31% from a U.S. dollar perspective, given the sudden and precipitous fall of the yen. European markets followed more closely to the U.S. with the Dow Jones European Stoxx Index falling 11.02% in local terms. But, buoyed by very strong performance of the euro in November and December of 2000, the Index returned 7.12% in U.S. dollar terms during the six-month period.

The Global Balanced Fund soundly outperformed its blended stock/bond benchmark, declining a slight 0.69%. The benchmark, which consists of the Morgan Stanley World Equity Index (60%) and the J.P. Morgan Global Bond Index (40%) fell 5.37% during the same six-month period. Strategic country and sector allocations, notably energy and utilities, contributed to the Fund's strong showing. This Fund remains an excellent choice for investors seeking maximum diversification.

Our two international growth equity funds, the European Aggressive Growth Fund and the World Target Twenty Fund, both fell victim to the global equity markets' cold shoulder to growth stocks during the last six months. While large capitalization companies, like those in the Dow Jones European Stoxx Index and the S&P 500 Stock Index, felt the equity sting during the last six months, indices such as the NASDAQ, Frankfurt's Neuer Markt and London's TechMark, that are heavy in growth stocks, felt the full force of the attack, falling 37.11%, 53.69% and 38.76%, respectively. Within that context, the European Aggressive Growth Fund's fall of 31.76% and the World Target Twenty Fund's fall of 37.51% at least seem more understandable.

While the general market decline had in our opinion the largest impact on the performance of the two Funds, individual holdings also had significant impact. For the European Aggressive Growth Fund, companies such as Tanberg (a video conferencing solutions company from Norway) and Nestor Healthcare (a healthcare service provider in the UK) helped buoy performance, while high-tech holdings such as ADVA AG (an optical networking firm in Germany) continued to suffer. In the World Target Twenty Fund, companies such as Transiciel (a French enterprise software firm) and Kinder Morgan (a U.S. pipeline company) helped rally the performance of the Fund, which was held back by holdings such as Ericsson (the Swedish telecom supplier) and Veritas (the U.S. information storage company).

Despite the difficulties of the last six and twelve months, we continue to feel our strategy for the European Aggressive Growth Fund and the World Target Twenty Fund is sound for investors who maintain a long-term perspective. We have not deviated from our investment approach during this period. We strive to find companies that we believe have a strong business model that will make them successful over a long period of time, usually at least three to five years. Consequently, we have held on to securities even after a significant decline in their stock price, if we continue to believe they have long-term growth potential.

Portfolio Highlights & Investments
-------------------------------------------------------------------------------
This section includes Country Allocation, Portfolio Composition tables, and Schedules of Portfolio Investments. In the case of the Group's fixed income Funds, these tables are designed to identify the country or type of security where a Fund is exposed to changes in interest rates. In the case of the Group's equity Funds, these tables are designed to identify the holdings and industries of each Fund. In either case, if a Fund makes use of futures, options or forward currency contracts, the tables and Schedules of Investments include the effect of those contracts. Unless indicated otherwise, information in this section is as of April 30, 2001.

                                                       Semi-Annual Report

Global Short Bond Fund
The Global Short Bond Fund seeks to realize a high level of total return con-sistent with preservation of capital. The Fund invests primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securi-ties. The Fund also has substantial investments in foreign currency contracts. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Statistics

-----------------------------------
Net Assets (in millions)      $47.9
Number of Issues                 22
Average Maturity          2.4 years
SEC Yield                     4.55%
-----------------------------------

Country Allocation

------------------
Euroland       27%
U.S.           22%
Great Britain  20%
Sweden         11%
New Zealand    10%
Canada          5%
Japan           5%
------------------

Credit Quality

--------
AAA  82%
AA   15%
A     3%
BBB   0%
--------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal         Security
 or Shares       Description       Value (000)
----------------------------------------------
 Belgium (Euro) (3%)
   1,400,000 Belgium Kingdom,
             6.50%, 3/31/05         $1,309.7

 Canada (Canadian Dollar) (6%)
   3,800,000 Canadian Government
             Bond,
             5.25%, 9/1/03           2,488.1

 France (Euro) (3%)
   1,700,000 French Treasury
             Note,
             4.50%, 7/12/03          1,501.6

 Germany (Euro) (13%)
     900,000 BundesRepublic
             Deutschland,
             6.75%, 7/15/04            844.2
   1,800,000 Depfa Pfandbrief
             Bank,
             5.25%, 12/14/01         1,599.4
     550,000 German Government
             Bond,
             4.75%, 11/20/01           487.3
   1,300,000 Hypothekenbk In
             Essen,
             3.00%, 2/3/03           1,118.6
   2,400,000 Rheinische Hypo
             Bank AG,
             4.50%, 8/26/03          2,111.3
                                    --------
             Germany                 6,160.8
 Great Britain (British Pounds)
 (19%)
   5,720,000 UK Treasury Note,
             6.50%, 12/7/03          8,461.5
     450,000 UK Treasury Note,
             7.00%, 6/7/02             657.5
                                    --------
             Great Britain           9,119.0

 Italy (Japanese Yen) (2%)
 120,000,000 Italian Government
             Bond,
             5.13%, 7/29/03          1,078.8

 Netherlands (Euro) (3%)
   1,600,000 Netherlands
             Government Bond,
             5.75%, 1/15/04          1,454.2

 New Zealand (New Zealand Dollar)
 (10%)
  11,610,000 New Zealand
             Government Bond,
             5.50%, 4/15/03          4,754.5

--------------------------------------------------------------------------------

 Principal         Security
 or Shares       Description       Value (000)
----------------------------------------------
 Spain (Euro) (4%)
   2,300,000 Spanish Government
             Bond,
             4.25%, 7/30/02         $ 2,028.5

 Supranational (Japanese Yen)
 (2%)
 128,000,000 IBRD-World Bank
             EuroYen, 5.25%,
             3/20/02                  1,121.9

 Sweden (Swedish Krona) (10%)
  47,500,000 Swedish Government
             Bond,
             6.00%, 2/9/05            4,839.1

 United States (United States
 Dollar) (20%)
   1,300,000 GMAC, 5.50%, 2/2/05
             (Euro)                   1,147.3
   2,900,000 U.S. Treasury Note,
             4.25%, 11/15/03          2,882.3
   1,000,000 U.S. Treasury Note,
             5.75%, 8/15/03           1,028.9
   1,950,000 U.S. Treasury Note,
             6.50%, 3/31/02           1,991.9
   2,150,000 U.S. Treasury Note,
             7.50%, 2/15/05           2,348.9
                                    ---------
             United States            9,399.3

 Investment Companies (1%)
     644,728 Bunker Hill Money
             Market Fund *              644.7
                                    ---------
 Total (Cost - $47,840.3) (a)
 (96%)                               45,900.2

 Other Assets, net of Liabilities
 (4%)                                 1,970.2
                                    ---------
 Net Assets (100%)                  $47,870.4
                                    =========

* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation  $   277,624
   Unrealized depreciation   (2,217,766)
                            -----------
   Net unrealized
    depreciation            $(1,940,142)
                            ===========


  Paydenfunds

Open Forward Currency Contracts

                                                                          Unrealized
Delivery                               Contract         Contract         Appreciation
Date             Currency                Price           Value          (Depreciation)
--------------------------------------------------------------------------------------
Assets:
5/1/01           Canadian Dollar
                 (Buy)                   1.53600       $   90,093          $    516
5/31/01          British Pound
                 (Sell)                  0.69967          244,945             1,974
5/1/01           Euro (Sell)             1.12829        1,835,886            18,971
5/31/01          Euro (Sell)             1.12869          941,483            11,200
5/31/01          Euro (Sell)             1.12869          896,300            10,317
5/31/01          Japanese
                 Yen (Sell)            123.00408        1,057,377             8,631
                                                       ----------          --------
                                                       $5,066,083          $ 51,609
                                                       ==========          ========
Liabilities:
5/1/01           British Pound
                 (Buy)                    0.6991       $  245,123          $ (1,938)
5/1/01           British Pound
                 (Sell)                   0.6991          242,338              (847)
5/1/01           Canadian Dollar
                 (Sell)                  1.53600           99,609            (2,244)
5/31/01          Canadian Dollar
                 (Sell)                  1.53636           97,122              (512)
5/1/01           Euro (Buy)              1.12829        1,838,550           (21,635)
5/1/01           Japanese Yen
                 (Buy)                 123.51000        1,045,453            (9,099)
5/1/01           Japanese Yen
                 (Sell)                123.49358        1,015,591           (20,900)
                                                       ----------          --------
                                                       $4,583,786          $(57,175)
                                                       ==========          ========

                       See notes to financial statements.

                                                          Semi-Annual Report

Global Fixed Income Fund


The Global Fixed Income Fund seeks to realize a high level of total return con-sistent with preservation of capital. The Fund invests primarily in investment grade U.S. and foreign government notes and bonds and U.S. and foreign corpo-rate debt securities. The Global Fixed Income Fund invests in securities pay-able in U.S. dollars and foreign currencies.

Statistics

-----------------------------------
Net Assets (in millions)     $378.7
Number of Issues                 45
Average Maturity          9.3 years
SEC Yield                     3.81%
-----------------------------------

Country Allocation

-------------------
U.S.            45%
Euroland        29%
Japan           14%
United Kingdom   9%
Canada           2%
Other            1%
-------------------

Credit Quality

--------
AAA  72%
AA   21%
A     7%
BBB   0%
--------


Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal          Security
 or Shares        Description      Value (000)
----------------------------------------------
 Austria (Japanese Yen) (4%)
 1,613,000,000 Oesterreich
               Kontrollbank,
               1.80%, 3/22/10      $ 13,875.2

 Belgium (Euro) (6%)
    18,380,000 Belgium
               Government Bond,
               5.75%, 9/28/10        16,736.5
     7,950,000 Belgium
               Government Bond,
               9.00%, 3/28/03         7,580.2
                                   ----------
               Belgium               24,316.7

 Canada (Canadian Dollar) (2%)
     6,330,000 Canadian
               Government Bond,
               5.50%, 6/1/10          4,050.6
     5,450,000 Canadian
               Government Note,
               8.75%, 12/1/05         4,021.9
                                   ----------
               Canada                 8,072.5

 France (Euro) (1%)
     3,530,000 France Government
               Bond,
               5.50%, 10/25/07        3,224.4

 Germany (Euro) (19%)
     5,450,000 Bundes Republic
               Deutschland,
               5.25%, 1/4/08          4,923.6
    16,750,000 Bundes Republic
               Deutschland,
               6.00%, 9/15/03        15,282.7
     6,300,000 Bundes Republic
               Deutschland,
               6.50%, 10/14/05        5,955.3
   570,000,000 Deutsche
               Ausgleichsbank,
               1.85%, 9/20/10
               (Japanese Yen)         4,824.8
    10,800,000 Deutsche
               Ausgleichsbank,
               4.00%, 7/4/09          8,758.0
    18,800,000 Deutschland
               Republic,
               5.63%, 1/4/28         16,657.4
     4,460,000 Treuhandanstalt,
               6.50%, 4/23/03         4,085.5


--------------------------------------------------------------------------------

 Principal          Security
 or Shares        Description      Value (000)
----------------------------------------------
   345,000,000 KFW International
               Finance,
               1.00%, 12/20/04
               (Japanese Yen)       $ 2,867.9
   910,000,000 KFW International
               Finance,
               1.75%, 3/23/10
               (Japanese Yen)         7,799.7
                                    ---------
               Germany               71,154.9

 Great Britain (British Pound)
 (9%)
     5,000,000 Standard
               Chartered Bank,
               5.38%, 5/6/09
               (Euro)                 4,149.6
     5,220,000 UK Treasury,
               7.25%, 12/7/07         8,306.5
     4,280,000 UK Treasury Note,
               8.50%, 12/7/05         6,947.9
     3,950,000 UK Treasury,
               5.75%, 12/7/09         5,882.7
     3,760,000 UK Treasury,
               8.00%, 6/7/21          7,390.0
                                    ---------
               Great Britain         32,676.7

 Italy (Japanese Yen) (4%)
 1,262,000,000 Republic of
               Italy,
               3.75%, 6/8/05         11,636.6
   330,000,000 Republic of
               Italy,
               5.13%, 7/29/03         2,966.7
                                    ---------
               Italy                 14,603.3

 Netherlands (Euro) (2%)
     9,080,000 Netherlands
               Government Bond,
               5.75%, 2/15/07         8,367.1

 Spain (Japanese Yen) (5%)
 2,030,000,000 Kingdom of Spain,
               3.10%, 9/20/06        18,676.4

 Supranational (Japanese Yen)
 (1%)
   465,000,000 IBRD World Bank
               Medium Term Note,
               2.00%, 2/18/08         4,062.5



  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal         Security
 or Shares       Description       Value (000)
----------------------------------------------
 Sweden (Swedish Krona) (1%)
  40,300,000 Swedish Government
             Bond,
             6.50%, 5/5/08         $  4,265.5
 United States (United States
 Dollar) (43%)
   8,050,000 Citibank Credit
             Card Master,
             4.50%, 8/25/04
             (Euro) (d)               7,000.6
   6,530,000 Daimler Chrysler
             Auto Trust, 7.09%,
             12/6/03                  6,699.1
   6,000,000 Electronic Data
             Systems,
             6.85%, 10/15/04          6,187.5
   8,288,310 FHLMC,
             6.00%, 9/15/06           8,350.6
   2,600,000 First USA Credit
             Card Master Trust,
             6.42%, 3/17/05           2,656.7
   6,854,418 FNMA 98-11,
             6.00%, 2/18/21           6,893.1
 930,000,000 FNMA,
             1.75%, 3/26/08
             (Japanese Yen)           7,997.1
 800,000,000 Ford Motor Credit
             Co.,
             1.20%, 2/7/05
             (Japanese Yen)           6,519.7
   6,000,000 Ford Motor,
             7.38%, 2/1/11            6,150.0
   8,050,000 GMAC Swift Trust
             99-1,
             5.00%, 1/18/05
             (Euro) (c) (d)           7,089.8
   2,000,000 GMAC,
             5.50%, 2/2/05
             (Euro)                   1,765.0
   8,650,000 MBNA American
             Europe,
             4.38%, 8/25/04
             (Euro)                   7,494.8
  42,850,000 U.S. Treasury Bond,
             5.50%, 8/15/28 (b)      40,465.8
  12,750,000 U.S. Treasury Note,
             7.00%, 7/15/06 (b)      13,900.7
   2,900,000 U.S. Treasury Note,
             5.75%, 8/15/03 (b)       2,983.7
  19,500,000 U.S. Treasury Note,
             5.75%, 8/15/10 (b)      19,990.2
   4,000,000 U.S.Treasury Note,
             6.38%, 8/15/02 (b)       4,109.5
   6,000,000 Wells Fargo & Co.,
             6.63%, 7/15/04           6,180.0
                                   ----------
             United States          162,433.9

 Investment Companies (1%)
   4,809,178 Bunker Hill Money
             Market Fund *            4,809.2
                                   ----------

 Total (Cost - $388,751.7) (a)
 (98%)                              370,538.3

 Other Assets, net of Liabilities
 (2%)                                 8,211.6
                                   ----------

 Net Assets (100%)                 $378,749.9
                                   ==========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation    $  1,920,877
   Unrealized depreciation     (20,134,306)
                              ------------
   Net unrealized
    depreciation              $(18,213,429)
                              ============

(b) All or a portion of the security is held by the custodian in a segregated account.

(c) Certain conditions for public sale may exist.

(d) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

Number                               Expiration         Current           Unrealized
of Contracts     Contract Type          Date             Value          (Depreciation)
--------------------------------------------------------------------------------------
13               Japan 10 Year         Jun-01         $14,661,971         $(249,776)
                 Bond Future

Open Forward Currency Contracts

                                                                     Unrealized
Delivery                            Contract        Contract        Appreciation
Date               Currency           Price          Value         (Depreciation)
---------------------------------------------------------------------------------
Assets:
5/31/01         British
                Pound (Sell)          0.69967     $ 29,587,855      $   238,500
5/31/01         Euro (Sell)           1.12869       34,283,475          394,613
5/31/01         Euro (Sell)           1.12869       89,665,000        1,066,667
5/31/01         Japanese
                Yen (Sell)          123.00408       83,360,656          680,474
5/31/01         Swedish
                Krona (Sell)         10.26224        4,584,353           21,996
                                                  ------------      -----------
                                                  $241,481,339      $ 2,402,250
                                                  ============      ===========
Liabilities:
5/31/01         Canadian Dollar
                (Sell)                1.53636     $  8,336,301      $   (43,918)


                       See notes to financial statements.

                                                          Semi-Annual Report

Emerging Markets Bond Fund


The Emerging Markets Bond Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests at least 75% of its total assets in debt securities issued by governments, agencies and instrumen-talities of emerging market countries, and corporations organized or headquar-tered in emerging market countries. Substantially all of these securities are rated below investment grade.

Statistics

------------------------------------
Net Assets (in millions)       $31.6
Number of Issues                  36
Average Maturity          11.8 years
SEC Yield                      9.25%
------------------------------------

Country Allocation

------------------
Mexico         17%
Russia         13%
Brazil         12%
United States   8%
Venezuela       8%
South Korea     5%
Poland          5%
Argentina       4%
Bulgaria        4%
Malaysia        4%
Panama          4%
Philippines     4%
South Africa    3%
Croatia         2%
Morocco         2%
Slovakia        2%
Thailand        2%
Other           1%
------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Argentina (4%)
   900,000 Argentina Government
           Bond,
           11.75%, 6/15/15          $  702.0
 1,000,000 Argentina Par, 6.00%,
           3/31/23                     623.8
                                    --------
           Argentina                 1,325.8
 Brazil (12%)
   500,000 Banco Nac De Desen
           Econo,
           11.25%, 9/20/05             499.8
   923,558 Brazil C-Bond,
           8.00%, 4/15/14              698.4
 1,250,000 Brazil Discount,
           5.44%, 4/15/24              907.8
 1,250,000 Brazil Government
           Bond,
           11.00%, 8/17/40             945.6
 1,000,000 Brazil DCB,
           5.50%, 4/15/12              710.0
                                    --------
           Brazil                    3,761.6
 Bulgaria (4%)
 1,750,000 Bulgaria FLIRB A,
           2.75%, 7/28/12            1,316.9
                                    --------
           Bulgaria                  1,316.9
 Croatia (2%)
   545,818 Croatia Series B,
           6.25%, 7/31/06              529.4
                                    --------
           Croatia                     529.4
 India (1%)
   500,000 Reliance Industries,
           10.50%, 8/6/46 (b)          430.1
                                    --------
           India                       430.1


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Malaysia (4%)
   750,000 Malaysia Government
           Bond,
           8.75%, 6/1/09            $  808.7
   500,000 Tenaga Nasional,
           7.63%, 4/1/11 (b)           464.9
                                    --------
           Malaysia                  1,273.6
 Mexico (16%)
   500,000 Grupo Iusacell Sa,
           14.25%, 12/1/06             518.8
   520,000 Mexico Par A,
           6.25%, 12/31/19             453.1
   700,000 Pemex,
           9.13%, 10/13/10 (b)         708.7
 1,250,000 United Mexican
           States,
           11.38%, 9/15/16           1,462.5
   480,000 Mexico Par B,
           6.25%, 12/31/19             418.1
 1,500,000 United Mexican
           States,
           9.88%, 2/1/10             1,614.8
 1,000,000 Mexico VRR,
           0.00%, 6/30/03               12.0
                                    --------
           Mexico                    5,188.0
 Morocco (2%)
   676,471 Morocco Loan A,
           6.84%, 1/1/09               597.0
                                    --------
           Morocco                     597.0
 Panama (4%)
 1,250,000 Panama Government
           Bond,
           10.75%, 5/15/20           1,278.1
                                    --------
           Panama                    1,278.1


  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal         Security
 or Shares       Description       Value (000)
----------------------------------------------
 Philippines (4%)
   1,750,000 Philippines
             Government Bond,
             9.88%, 1/15/19         $ 1,404.4
                                    ---------
             Philippines              1,404.4
 Poland (5%)
   1,500,000 Poland PDI,
             6.00%, 10/27/14          1,470.0
                                    ---------
             Poland                   1,470.0
 Russia (13%)
   1,000,000 Russian Federation
             Bond,
             11.75%, 6/10/03            997.5
   1,250,000 Russian Federation
             Bond,
             12.75%, 6/24/28          1,118.8
   2,750,000 Russian Federation
             Bond,
             2.25%, 3/31/30 (b)       1,148.1
     250,000 Russian Federation
             Bond,
             5.00%, 3/31/30 (b)         104.4
     750,000 Russian Federation
             Bond,
             8.75%, 7/24/05             628.1
                                    ---------
             Russia                   3,996.9
 Slovakia (2%)
     750,000 Eurotel,
             11.25%, 3/30/07            691.3
                                    ---------
             Slovakia                   691.3
 South Africa (3%)
     750,000 South Africa
             Government Bond,
             9.13%, 5/19/09             782.8
                                    ---------
             South Africa               782.8
 South Korea (5%)
     750,000 Cho Hung Bank,
             11.50%, 4/1/10 (b)         750.0
     750,000 Korea Government
             Bond,
             8.88%, 4/15/08             825.0
                                    ---------
             South Korea              1,575.0
 Thailand (2%)
     750,000 Total Access
             Communications,
             8.38%, 11/4/06             680.1
                                    ---------
             Thailand                   680.1
 Venezuela (8%)
     442,171 Venezuela FLIRB A,
             7.44%, 3/31/07             370.9
   2,476,166 Venezuela FLIRB B,
             6.13%, 3/31/07           2,076.9
                                    ---------
             Venezuela                2,447.8

 Investment Companies (8%)
   2,399,482 Bunker Hill Money
             Market Fund *            2,399.5
                                    ---------
 Total (Cost - $31,470.0) (a)
 (99%)                               31,148.3
 Other Assets, net of Liabilities
 (1%)                                   415.3
                                    ---------
 Net Assets (100%)                  $31,563.6
                                    =========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 302,161
   Unrealized depreciation       (623,938)
                                ---------
   Net unrealized depreciation  $(321,777)
                                =========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DCB: Debt Conversion Bond
FLIRB: Front Loaded Interest Reduction Bond
PDI: Past-Due Interest
VRR: Value Recovery Right

Open Forward Currency Contracts

Delivery              Contract Contract  Unrealized
Date       Currency    Price    Value   Appreciation
----------------------------------------------------
Assets:
5/31/01   Euro (sell) 1.12869  $690,421    $8,213

                       See notes to financial statements.

                                                          Semi-Annual Report

Global Balanced Fund


The Global Balanced Fund seeks to realize long-term capital appreciation. The Fund divides the investment of its assets between a common stock portfolio and an investment grade debt securities portfolio. The investment process includes allocation decisions between debt securities and common stocks, between U.S. issuers and foreign issuers, and between securities payable in U.S. dollars and in foreign currencies. The Fund may invest up to 20% of its assets in emerging markets countries.

Statistics

-------------------------------------
Net Assets (in
 millions)                       $9.8
Number of Issues                  105
Average Market Cap
 (Equity)               $37.2 Billion
-------------------------------------

Top Equity Holdings

------------------------
Vodafone Group PLC  1.7%
Ing Group NV        1.3%
BP Amoco PLC        1.5%
HSBC Holdings PLC   1.2%
Nokia Oyj-A         1.2%
------------------------


Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (49%)

 Basic Materials (3%)
     700   Acerinox SA               $  20.6
   1,300   Basf AG                      55.3
     810   Degussa-Huels AG             24.3
     400   Heidelberger Zement
           AG                           21.0
   1,310   Preussag                     43.9
   1,300   Rio Tinto PLC                26.3
   2,400   Stora Enso Oyj               27.0
     660   Vinci                        38.6
                                     -------
           Basic Materials             257.0

 Capital Goods (1%)
     230   ABB LTD                      16.6
     700   Man AG                       19.2
     450   Siemens AG                   33.1
                                     -------
           Capital Goods                68.9

 Communication Services (7%)
   1,550   Alcatel                      50.4
   2,470   British Telecom PLC          19.7
   2,000   Cable & Wireless PLC         14.7
     700   Deutsche Telekom AG-
           Reg                          18.2
     490   Equant NV (b)                13.0
   7,160   Ericsson LM-B                46.0
   1,600   Mediaset SpA                 18.6
   3,420   Nokia Oyj                   113.1
     500   Orange SA (b)                 5.3
   1,450   Pearson PLC                  30.5
   1,800   Reuters Group PLC            26.4
   1,240   Sonera Oyj                   13.7
   6,210   Telecom Italia Mobile
           SpA                          42.7
   3,800   Telefonica SA (b)            64.3
     610   VNU NV                       25.3
  53,974   Vodafone Group PLC          163.9
                                     -------
           Communication
           Services                    665.8
 Consumer Cyclicals (2%)
      10   CIE Finance                  24.8
   3,895   Compass Group PLC (b)        29.9


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   3,200   Electrolux               $   52.8
   1,820   Karstadt AG                  56.1
   5,300   Kingfisher PLC               34.1
     400   Volkswagen                   19.9
                                    --------
           Consumer Cyclicals          217.6

 Consumer Staples (4%)
     350   Altanta AG                   42.2
   5,500   Diageo PLC                   57.8
   4,110   Glaxo SmithKine Place       108.6
   4,075   Granada Compass PLC          11.0
     300   Groupe Danone                38.9
     120   LVMH Moet Hennesy             7.4
      22   Nestle                       45.6
      40   Novartis AG                  62.2
     530   Sanofi Synthelabo SA         31.8
     450   Vivendi Universal            31.1
                                    --------
           Consumer Staples            436.6

 Diversified (0%)
   9,120   Invensys PLC                 19.1

 Energy (4%)
  16,326   BP Amoco PLC                146.4
   1,600   Repsol YPF, SA               29.6
  12,100   Shell Transporting &
           Trading Co. PLC             101.0
     565   Total Fina SA                84.1
                                    --------
           Energy                      361.1
 Exchange Traded Funds (14%)
   2,400   S&P 500 Depository
           Receipts                    299.8
  11,400   S&P MidCap Depository
           Receipts                  1,063.6
                                    --------
           Exchange Traded Funds     1,363.4
 Financials (10%)
   2,080   ABN Amro Holding NV          41.8
     100   Allianz AG                   28.8
   3,500   Allied Irish Banks
           PLC                          38.5
   1,340   Assicurazioni
           Generali                     43.2
     480   Axa                          56.6
  34,500   Banca di Roma SpA            37.2


  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    4,560  Banco Santander
           Central Hispano SA       $   45.3
    2,200  Barclays PLC                 70.8
      850  Bayerische Hypo Und
           Vereinsbank AG               47.0
    1,000  BNP Paribas SA               88.8
    2,550  CGU PLC                      35.4
   11,170  Credito Italiano SpA         52.7
      550  Deutsche Bank AG             44.7
    9,100  HSBC Holdings PLC           119.9
    1,884  ING Group NV                128.5
       90  Muenchener Rueckver
           AG                           25.5
    2,800  Prudential PLC               32.8
    2,000  Skandia Forsakrings
           AB                           21.7
       95  Zurich Financial
           Services AG                  33.8
                                    --------
           Financials                  993.0

 Health Care (1%)
      400  Aventis SA                   30.9
        5  Roche Holding AG             35.9
    1,800  Shire Pharmaceuticals
           Group PLC (b)                30.3
                                    --------
           Health Care                  97.1

 Industrial (0%)
    1,530  European Aeronautic
           Defence                      27.8

 Technology (2%)
    3,000  ARM Holdings PLC (b)         16.5
      700  Asm Lithography
           Holding NV (b)               18.5
      170  Cap Gemini                   24.5
      300  Epcos AG                     19.3
    1,130  Logica PLC                   16.2
    1,940  Philips Electronics
           NV                           56.9
      500  SAP AG                       79.4
                                    --------
           Technology                  231.3

 Utilities (1%)
        1  BG Group, PLC.                --
    3,100  British Energy PLC           13.6
    2,500  Enel SpA                      8.2
        1  Lattice Group, PLC.           --
      720  RWE AG                       27.8
      230  Suez Lyonnaise Des
           Eaux                         34.0
                                    --------
           Utilities                    83.6

 Total Common Stocks (Cost -         4,822.3
  $5,060.7)

 Bonds and Notes (41%)

 Corporate Bonds (2%)
   50,000  Citibank Credit Card
           Master, 4.50%,
           8/25/04                      43.5
   50,000  GMAC Swift Trust 99-
           1, 5.00%, 1/18/05            44.0
   50,000  MBNA American Europe,
           4.38%, 8/25/04               43.3
   50,000  Standard Chartered
           Bank, 5.38%, 5/6/09          41.5
                                    --------
           Corporate Bonds             172.3

 Foreign Bonds (27%)
  320,000  Bundesrepublic
           Deutschland, 5.25%,
           1/4/11                      288.2
  150,000  Canada Government
           Bond, 5.50%, 6/1/10          96.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 60,000,000 Deutsche
            Ausgleichsbank,
            1.85%, 9/20/10          $  507.9
    100,000 Deutschland
            Republic, 5.63%,
            1/4/28                      88.6
    200,000 French Treasury
            Note, 3.50%, 7/12/04       171.0
    600,000 German Government
            Bond, 6.00%, 1/4/07        563.6
    250,000 UK Treasury, 7.25%,
            12/7/07                    397.8
 55,000,000 World Bank, 4.75%,
            12/20/04                   517.4
                                    --------
            Foreign Bonds            2,630.5

 U.S. Treasury (12%)
    250,000 U.S. Treasury Bond,
            5.50%, 8/15/09             260.6
    200,000 U.S. Treasury Bond,
            5.50%, 8/15/28             188.9
    200,000 U.S. Treasury Bond,
            6.25%, 8/15/23             207.9
    200,000 U.S. Treasury Note,
            7.00%, 7/15/06             218.1
    140,000 U.S. Treasury Note,
            5.75%, 8/15/03             144.0
    120,000 U.S. Treasury Note,
            5.75%, 8/15/10             123.0
                                    --------
            U.S. Treasury            1,142.5

 Total Bonds and Notes (Cost -       3,945.3
  $4,099.8)
                                    --------

 Investment Companies (9%)
    939,924 Bunker Hill Money
            Market Fund *              939.9
                                    --------

 Total (Cost - $10,100.4) (a)        9,707.5
 (99%)

 Other Assets, net of Liabilities      128.8
 (1%)
                                    --------

 Net Assets (100%)                  $9,836.3
                                    ========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 419,388
   Unrealized depreciation       (812,327)
                                ---------
   Net unrealized depreciation  $(392,939)
                                =========

(b)Non-income producing security.

Open Futures Contracts

                                                                            Unrealized
Number of      Contract             Expiration          Current            Appreciation
Contracts      Type                    Date              Value            (Depreciation)
----------------------------------------------------------------------------------------
    2          Russell 2000           Jun-01           $  487,200            $  6,586
               Index Future
    3          SPE SPI                Jun-01              127,880                (919)
               200 Index
    4          TOPIX Index            Jun-01              444,013              42,404
               Future
    3          S&P/TSE 60             Jun-01              179,297             (12,246)
               Index Future
                                                       ----------            --------
                                                       $1,238,390            $ 35,825
                                                       ==========            ========


                                                          Semi-Annual Report

Global Balanced Fund continued

Open Forward Currency Contracts

                                                                          Unrealized
Delivery                               Contract         Contract         Appreciation
Date             Currency                Price           Value          (Depreciation)
--------------------------------------------------------------------------------------
Assets:
5/31/01          Canadian Dollar         1.53636       $   97,122          $    512
                 (Sell)
5/1/01           Japanese Yen          123.51000        1,045,453             9,099
                 (Buy)
5/1/01           Japanese Yen          123.49358        1,015,591            16,979
                 (Sell)
                                                       ----------          --------
                                                       $2,158,166          $ 26,590
                                                       ==========          ========

Liabilities:
5/31/01          British Pound           0.69967       $  244,945          $ (1,974)
                 (Sell)
5/31/01          Euro (Sell)             1.12869          941,482           (11,200)
5/31/01          Euro (Sell)             1.12869          896,300           (10,317)
5/31/01          Japanese Yen          123.00408        1,057,377            (9,025)
                 (Sell)
                                                       ----------          --------
                                                       $3,140,104          $(32,516)
                                                       ==========          ========


                       See notes to financial statements.

  Paydenfunds

European Aggressive Growth Fund

The European Aggressive Growth Fund seeks to realize long term capital appreciation. The Fund primarily invests in the common stocks of 40-70 issuers organized or headquartered in European countries. Under normal market conditions the Fund will have a weighted average market capitalization (total market price of outstanding securities) of no greater than $1 billion. The Fund may also invest up to 20% of its assets in European emerging markets countries. Statistics

--------------------------------------
Net Assets (in millions)         $36.4
Number of Issues                    39
Average Market Cap        $1.6 billion
--------------------------------------

Top Equity Holdings

------------------------
Aixtron AG          7.2%
Qiagen NV           7.2%
Tecan Group AG      5.6%
Celltech Group PLC  5.1%
Tandberg ASA        5.1%
------------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
 Common Stocks (92%)
 Capital Goods (5%)
    3,000  Kaba Holdings AG          $  750.6
  112,500  Pace Micro Technology
           PLC                          883.5
   15,000  Pinguely - Haulotte          320.4
                                     --------
           Capital Goods              1,954.5

 Communication Services (10%)
   32,400  Adva AG Optical
           Networking (b)               277.1
  125,965  Gruppo Editoriale
           L'Espresso SpA               703.4
   36,000  SR Teleperformance           908.4
  140,000  Tandberg ASA (b)           1,721.0
                                     --------
           Communication
           Services                   3,609.9

 Consumer Cyclicals (4%)
   50,000  Ferretti SpA (b)             176.8
   15,000  Medion AG                  1,282.9
                                     --------
           Consumer Cyclicals         1,459.7

 Consumer Staples (8%)
   54,000  Kamps AG                     526.5
   27,000  Penauille
           Polyservices               1,490.9
  137,500  Serco Group PLC              776.9
                                     --------
           Consumer Staples           2,794.3
 Financials (7%)
   14,000  Marschollek Laut und
           Partner                    1,551.0
    5,400  New Venturetec LTD (b)       216.4
   28,000  Tecis Holdings AG            826.4
                                     --------
           Financials                 2,593.8

 Health Care (30%)
  100,000  Celltech Group PLC (b)     1,723.8
      400  Disetronic Holding AG
           (b)                          301.2
   15,000  Evotec Biosystems AG
           (b)                          281.8
   54,000  Nestor Healthcare
           Group PLC                    452.7
      500  Phonak Holdings AG         1,621.4
   90,000  Qiagen NV (b)              2,440.9
   25,000  Rhone Klinikum AG          1,495.6
   30,000  Sanochemia
           Pharmazeuthika AG (b)        704.6
    2,000  Tecan Group AG             1,908.2
                                     --------
           Health Care               10,930.2


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------

 Technology (27%)
   27,000  Aixtron AG               $ 2,460.0
   10,000  Aspocomp Group Oyj           210.9
  220,000  Baltimore
           Technologies PLC (b)         255.7
   20,000  Bookham Technology
           PLC (b)                      102.5
   15,750  Consodata S.A. (b)           266.6
   27,960  GFI Informatique (b)         708.7
   45,000  Infogrames
           Entertainment S.A.
           (b)                          936.9
   27,000  Logica PLC                   386.2
    3,000  Rhein Biotech NV (b)         257.9
   77,500  S.O.I.T.E.C SA (b)         1,373.8
   24,000  Teleplan
           International NV (b)         761.5
   48,000  Thiel Logistik AG (b)      1,161.4
   22,500  Transiciel SA              1,116.7
                                    ---------
           Technology                 9,998.8

 Transportation (1%)
   16,000  D. Logistics AG (b)          465.8

 Total Common Stock (Cost -
  $46,362.5)                         33,807.0

 Investment Companies (1%)
  218,397  Bunker Hill Money
           Market Fund *                218.4
                                    ---------

 Total (Cost - $46,580.9) (a)
 (93%)                               34,025.4

 Other Assets, net of Liabilities
 (7%)                                 2,385.0
                                    ---------
 Net Assets (100%)                  $36,410.4
                                    =========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation     $  2,271,618
   Unrealized depreciation      (14,827,110)
                               ------------
   Net unrealized
    depreciation               $(12,555,492)
                               ============

(b) Non-income producing security.

                                                          Semi-Annual Report

European Aggressive Growth Fund continued


Open Forward Currency Contracts

Delivery                              Contract          Contract            Unrealized
Date              Currency             Price             Value            (Depreciation)
----------------------------------------------------------------------------------------
Liabilities:
5/2/01            Euro (Buy)          1.12829          $  880,902            $ (1,616)
5/2/01            Euro (Buy)          1.12829             674,353              (1,237)
5/2/01            Euro (Buy)          1.12829             769,927                  --
5/2/01            Euro (Sell)         1.12829             880,901                  --
5/2/01            Euro (Sell)         1.12829             674,352                  --
5/2/01            Euro (Sell)         1.12829             769,926              (9,354)
                                                       ----------            --------
                                                       $4,650,360            $(12,207)
                                                       ==========            ========

                       See notes to financial statements.

  Paydenfunds

World Target Twenty Fund

The World Target Twenty Fund seeks to realize long-term capital appreciation. The Fund invests primarily in common stocks selected for their growth poten-tial. The Fund normally concentrates its investments in the common stocks of a core group of 20-40 companies that are organized or headquartered in countries around the world. There are no limitations on the countries in which the Fund may invest.

Statistics

--------------------------------------
Net Asset (in millions)           $4.6
Number of Issues                    30
Average Market Cap       $26.1 billion
--------------------------------------

Top Equity Holdings

--------------------
Sony Corp.      5.7%
MLP AG-Vorzug   5.1%
Nokia Oyj       4.7%
Qiagen NV       4.5%
Broadcom Corp.  4.3%
--------------------


Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
 Common Stocks (97%)
 Communication Services (18%)
  10,200   Cisco Systems, Inc.
           (b)                        $ 173.2
  20,500   Ericsson LM-B                131.8
   1,700   L3 Communications
           Holdings, Inc.               131.3
   7,500   Nokia Oyj                    247.9
   4,000   Television Francaise         167.7
                                      -------
           Communication
           Services                     851.9

 Consumer Cyclicals (11%)
   3,500   Macrovision Corp. (b)        200.1
   4,000   Sony Corp. (b)               299.2
                                      -------
           Consumer Cyclicals           499.3

 Consumer Staples (4%)
   7,700   Health Mgmt
           Associates, Inc. - Cl
           A                            138.0
   6,000   Kamps AG (b)                  58.5
                                      -------
           Consumer Staples             196.5

 Diversified (5%)
  21,000   Hutchison Whampoa (b)        226.9

 Energy (6%)
   1,400   Alberta Energy
           Company LTD                   68.9
   2,900   Kinder Morgan Energy
           Partners                     203.6
                                      -------
           Energy                       272.5

 Exchange Traded Funds (3%)
   2,300   iShares Russell 1000
           Value Index Fund             135.6

 Financials (6%)
   2,400   MLP AG - Vorzug              265.9

 Health Care (9%)
  10,000   Celltech Group PLC (b)       172.4
   8,700   Qiagen NV (b)                235.9
                                      -------
           Health Care                  408.3

 Technology (34%)
   4,200   Advanced Micro
           Devices (b)                  130.2
   5,000   ARM Holdings PLC (b)          27.5
   5,000   ARM Holdings PLC -
            ADRs (b)                     78.5
   5,500   Broadcom Corp. (b)           228.6
   1,200   Epcos AG (b)                  77.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description    Value (000)
-----------------------------------------------
    3,000  Fujitsu LTD (b)           $   41.3
    8,600  Lattice Semiconductor
           Corp. (b)                    211.8
    8,100  Peregrine Systems,
           Inc. (b)                     208.8
    1,200  SAP AG - Vorzug              191.4
    1,000  Tokyo Electron LTD (b)        72.9
    2,000  Transiciel SA                 99.3
    3,000  Veritas Software
           Corp. (b)                    178.8
                                     --------
           Technology                 1,546.1

 Utilities (1%)
    1,400  Duke Energy Corp.             65.5
                                     --------

 Total Common Stock (Cost -
  $6,644.0)                           4,468.5

 Investment Companies (17%)
  796,614  Bunker Hill Money
           Market Fund *                796.6
                                     --------

 Total (Cost - $7,440.6) (a)
 (114%)                               5,265.1

 Liabilities in excess of Other
 Assets (-14%)                         (662.4)
                                     --------

 Net Assets (100%)                   $4,602.7
                                     ========


*Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $    43,088
   Unrealized depreciation       (2,218,640)
                                -----------
   Net unrealized depreciation  $(2,175,552)
                                ===========

(b) Non-income producing security.

                       See notes to financial statements.

                                                          Semi-Annual Report

Growth & Income Fund


The Growth & Income Fund seeks to provide growth of capital and some current income. To achieve these objectives the Growth & Income Fund normally invests approximately half of its assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. This strategy is commonly referred to as investing in the "dogs of the Dow." The remaining assets are invested in se-curities intended to replicate the total return of the S&P 500 Index, normally Standard & Poor's Depository Receipts, and equity index mutual funds.

Statistics

-------------------------------
Net Assets (in millions)  $91.8
Number of Issues             15
Gross Dividend Yield*     2.10%
Dividends Yield/S&P 500   1.25%
------------

* Prior to fund expenses
--------------------------------------------------------------------------------

Top Equity Holdings

------------------------------------------
Phillip Morris Co., Inc.              6.8%
Exxon Mobil Corp.                     5.7%
Eastman Kodak Co.                     5.6%
Caterpillar Inc.                      5.6%
Minnesota Mining & Manufacturing Co.  5.5%
------------------------------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

Principal
or Shares          Security Description         Value (000)
-----------------------------------------------------------
Common Stocks (96%)
Basic Materials (15%)
  101,300  DuPont (E.I.) De Nemours & Co.        $ 4,577.8
  115,700  International Paper Co.                 4,533.1
   42,500  Minnesota Mining & Manufacturing Co.    5,057.9
                                                 ---------
           Basic Materials                        14,168.8

Capital Goods (6%)
  102,000  Caterpillar Inc.                        5,120.4

Communication Services (4%)
   96,200  SBC Communications                      3,968.3

Consumer Cyclicals (11%)
  118,200  Eastman Kodak Co.                       5,141.7
   90,000  General Motors Corp.                    4,932.9
                                                 ---------
           Consumer Cyclicals                     10,074.6

Consumer Staples (7%)
  124,057  Phillip Morris Co., Inc.                6,216.5

Energy (6%)
   59,300  Exxon Mobil Corp.                       5,254.0

Exchange Traded Funds (42%)
   50,600  iShares Russell 1000 Value Index        2,982.9
   12,700  NASDAQ 100 (b)                            586.1
  122,900  S&P 500 Depository Receipts            15,351.4
  213,100  S&P MidCap Depository Receipts         19,882.2
                                                 ---------
           Exchange Traded Funds                  38,802.6

Financials (5%)
   94,400  J.P. Morgan Chase & Co.                 4,529.3
                                                 ---------

Total Common Stock (Cost - $81,843.5)             88,134.5

Investment Companies (4%)
3,662,075  Bunker Hill Money Market Fund*          3,662.1
                                                 ---------


--------------------------------------------------------------------------------

Principal
or Shares  Security Description Value (000)
-------------------------------------------
Total (Cost - $85,505.6) (a)     $91,796.6
(100%)
Other Assets, net of                  16.9
Liabilities (0%)
                                 ---------
Net Assets (100%)                $91,813.5
                                 =========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $12,129,863
   Unrealized depreciation       (5,838,878)
                                -----------
   Net unrealized appreciation  $ 6,290,985
                                ===========

(b) Non-income producing security.

                       See notes to financial statements.

  Paydenfunds

Market Return Fund


The Market Return Fund seeks to realize a total return in excess of the S&P 500 Index. To achieve this objective, the Market Return Fund divides the investment of its assets between a portfolio of debt and other income-producing securities and a portfolio of equity-based derivative instruments, such as stock index futures and equity swap contracts.

Statistics

-----------------------------------
Net Assets (in millions)      $51.8
Number of Issues                 47
Average Maturity          0.5 years
SEC Yield                     5.39%
-----------------------------------

Portfolio Composition

----------------------
Mortgage Backed    32%
Asset Backed       24%
U.S. Gov't Agency  15%
Corporate Bonds    14%
Cash Equivalent    14%
Treasury            1%
----------------------

Equity Exposure

-----------------------------
S&P Futures              100%
S&P Depository Receipts    0%
-----------------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (24%)
 1,000,000 Capital One Master
           Trust,
           7.30%, 4/17/06           $1,038.9
   777,366 Case Equipment Loan
           Trust
           98-A, 5.83%, 2/15/05        780.3
 1,114,787 COMM 2000 - FL1 A
           CMBS,
           6.43%, 10/16/02 (b)       1,114.8
 1,332,000 First USA Credit Card
           Master Trust, 6.58%,
           3/17/05                   1,362.2
 1,500,000 Ford 98 B,
           7.50%, 11/15/03 (b)       1,508.5
   500,000 Ford 98-A D,
           7.50%, 5/15/03 (b)          501.7
   750,000 Ford Credit Auto
           Owner Trust,
           5.47%, 4/17/03              750.9
 1,000,000 Ford Credit Auto
           Owner Trust,
           6.75%, 1/15/04            1,023.2
   665,189 GMBS 90-5A,
           6.69%, 12/25/20             665.1
   250,000 MBNA Master Credit
           Card Trust 1999-K C,
           5.97%, 3/15/05 (b)          250.8
   850,000 Nextcard Master Note
           Trust 2001-1A B,
           5.00%, 4/16/07 (b)          849.7
   989,906 Saxon Asset
           Securities Trust,
           5.48%, 3/25/32              990.6
 1,186,390 UMSC 1994-1 AM,
           7.36%, 6/25/32            1,189.6
   750,000 World Omni Auto
           Receivables Trust
           2000-1 B, 5.47%,
           3/15/05                     749.8
                                    --------
           Asset Backed
           Securities               12,776.1

 Commercial Papers (8%)
 2,000,000 Greyhawk Funding
           Corp, CP,
           4.37%, 6/7/01             1,991.0


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 2,000,000 Preferred Receivables
           Funding Corp, CP,
           4.36%, 6/4/01            $1,991.8
                                    --------
           Commercial Papers         3,982.8

 Corporate Bonds (14%)
 1,000,000 British Telecom
           Place,
           7.62%, 12/15/03           1,000.0
   250,000 CSC Holdings, Inc.,
           8.13%, 7/15/09              250.6
 1,000,000 Eaton,
           5.15%, 4/24/03              999.7
 1,200,000 Enron Corp.,
           7.25%, 9/10/01 (b)        1,201.3
 1,000,000 GMAC,
           5.55, 1/20/04             1,000.0
 1,000,000 International Paper
           Company,
           6.67%, 7/8/02             1,001.3
   250,000 Northwest Airlines,
           Inc.,
           8.52%, 4/7/04               246.3
   250,000 Starwood Hotels,
           6.75%, 11/15/03             250.0
 1,000,000 TRW, Inc.,
           6.50%, 6/1/02               998.8
   250,000 Waste Management,
           Inc.,
           7.13%, 6/15/01              250.3
                                    --------
           Corporate Bonds           7,198.3

 Mortgage Backed Securities (32%)
 1,000,000 ARC 2000-BC3 M1,
           7.22%, 9/25/30            1,004.0
 1,021,925 Bear Stearns ARM
           2001-1 A3,
           6.77%, 12/25/40           1,035.3
   918,652 Citicorp Mortgage
           Securities, Inc.,
           5.75%, 3/25/09              918.5
    58,977 Drexel Burnham
           Lambert CMO Trust,
           6.44%, 5/1/16                59.0


                                                          Semi-Annual Report

Market Return Fund continued

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,066,902 FHLMC #846423,
           7.39%, 5/1/25            $ 1,090.3
   458,969 FHLMC,
           5.34%, 7/15/20               459.8
 1,059,080 FNMA #323682,
           7.19%, 8/1/27              1,084.9
 2,602,549 FNMA #543364 ARM,
           7.79%, 5/1/21              2,669.1
   820,399 FNMA ARM #490626,
           5.74%, 11/1/28               831.7
   316,395 FNMA G 94-7 F,
           6.14%, 12/17/19              317.2
   588,053 FNMA,
           6.39%, 9/25/22               595.8
   500,000 FNMA,
           6.63%, 4/15/02               510.6
 2,250,000 GMAC Interest Only,
           2001-HE1, 8.00%,
           9/25/03                      409.1
 2,405,591 JP Morgan Commercial
           Mortgage Finance,
           6.90%, 4/15/10 (b)         2,405.6
   500,000 MBNA 2000-B C,
           6.71%, 7/15/05 (b)           498.2
   573,583 Prudential Home
           Mortgage,
           5.90%, 12/15/23              574.8
 1,260,000 Residential Funding
           Mortgage Securities,
           2000-H14,
           7.39%, 4/25/11             1,295.1
 1,000,000 WAMU 2000-1 M2,
           6.93%, 7/15/05               995.7
                                    ---------
           Mortgage Backed
           Securities                16,754.7

 U.S. Government Agency (15%)
 2,000,000 Federal Farm Credit
           Bank, Discount Note,
           4.35%, 5/25/01             1,994.2
 6,000,000 FHLB, Discount Note,
           4.89%, 5/16/01             5,987.8
                                    ---------
           U.S. Government
           Agency                     7,982.0

 Investment Companies (8%)
 4,196,793 Bunker Hill Money
           Market Fund *              4,196.8
                                    ---------


 Total (Cost - $52,612.8) (a)
 (102%)                              52,890.7
                                    ---------

 Liabilities in Excess of Other
 Assets (-2%)                        (1,095.2)
                                    ---------

 Net Assets (100%)                  $51,795.5
                                    =========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $296,462
   Unrealized depreciation       (18,513)
                                --------
   Net unrealized appreciation  $277,949
                                ========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

Number of                           Expiration         Current           Unrealized
Contracts     Contract Type            Date             Value          (Depreciation)
-------------------------------------------------------------------------------------
165           S&P 500 Futures         Jun-01         $51,739,875        $(1,173,345)

                       See notes to financial statements.

  Paydenfunds

U.S. Growth Leaders Fund


The U.S. Growth Leaders Fund seeks to realize long-term capital appreciation. The Fund invests primarily in the common stocks of very large American growth companies that are financially strong, well-established, and world leaders in their industries. The Fund is limited to investing in the largest 1,000 compa-nies ranked by market capitalization (total market price of outstanding equity securities). The Fund may invest up to 15% of its total assets in securities of foreign companies.

Statistics

---------------------------------------
Net Assets (in millions)          $13.6
Number of Issues                     63
Average Market Cap        $31.6 billion
---------------------------------------

Top Equity Holdings

-----------------------------------
Kinder Morgan Energy Partners  2.7%
Alberta Energy Company LTD     2.6%
C&D Technologies, Inc.         2.0%
EOG Resources, Inc.            2.0%
General Electric Co.           1.8%
-----------------------------------


Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (82%)
 Basic Materials (1%)
    5,000  Lomin PLC - ADRs         $   69.2

 Capital Goods (8%)
    4,000  Capstone Turbine
           Corp.                       117.2
    5,300  Flextronics
           International LTD (b)       142.5
    5,400  General Electric Co.        262.1
    5,000  Jabil Circuit, Inc.
           (b)                         145.2
    2,400  L3 Communications
           Holdings, Inc. (b)          185.4
    4,000  Tyco International
           LTD                         213.5
                                    --------
           Capital Goods             1,065.9

 Communication Services (4%)
   13,900  Allegiance Telecom,
           Inc. (b)                    250.1
   11,200  McLeodusa, Inc. - Cl
           A (b)                        99.1
    4,100  Telefonos De Mexico
           S.A. - ADRs                 141.9
                                    --------
           Communication
           Services                    491.1

 Consumer Cyclicals (3%)
    5,000  Nike Class B                209.0
   15,600  Park Place
           Entertainment (b)           173.5
                                    --------
           Consumer Cyclicals          382.5

 Consumer Staples (4%)
    6,000  Koninklijke Ahold
           NV - ADRs                   189.8
    3,600  Phillip Morris Co.,
           Inc.                        180.4
    5,000  The Walt Disney Co.         151.2
                                    --------
           Consumer Staples            521.4

 Energy (17%)
    7,500  Alberta Energy
           Company LTD                 368.9
    2,000  Apache Corp                 127.9
    3,300  Ballard Power
           Systems, Inc. (b)           175.7
    3,000  Burlington Resources,
           Inc.                        141.6
    3,500  El Paso Energy Corp.        240.8
    2,000  Enron Corp.                 125.4
    6,000  EOG Resources, Inc.         278.3
    5,500  Halliburton Co.             237.7
    5,500  Kinder Morgan Energy
           Partners                    386.1
    3,000  Noble Affiliates,
           Inc.                        130.4
   20,000  PYR Energy Corp. (b)        109.0
                                    --------
           Energy                    2,321.8


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Exchange Traded Funds (6%)
    7,000  iShares Russell 1000
           Value Index              $  412.7
    4,000  iShares Standard &
           Poor's Small Cap 600        437.9
                                    --------
           Exchange Traded Funds       850.6

 Health Care (11%)
    5,160  Celgene Corp. (b)            91.2
    4,300  Cor Therapeutics,
           Inc. (b)                    133.3
    4,000  Forest Laboratories,
           Inc. (b)                    244.6
   12,000  Health Mgmt
           Associates, Inc. - Cl
           A (b)                       215.0
    5,000  King Pharmaceuticals,
           Inc. (b)                    210.6
    3,400  Medimmune, Inc. (b)         133.1
    1,800  Roche Holdings - ADRs       126.0
    9,200  Sangamo BioSciences,
           Inc. (b)                    137.7
    2,600  Shire Pharmaceuticals
           Group PLC - ADRs (b)        129.7
    2,400  Teva Pharmaceuticals
           Industrials LTD -
            ADRs                       130.7
                                    --------
           Health Care               1,551.9

 Technology (23%)
    2,000  Amdocs Limited (b)          117.8
    8,000  C&D Technologies,
           Inc.                        283.8
    4,100  ChoicePoint, Inc. (b)       152.1
    2,940  Ciena Corp. (b)             161.9
    2,500  Cisco Systems, Inc.
           (b)                          42.4
    5,700  EMC Corp. (b)               225.7
    8,520  Exodus
           Communications, Inc.
           (b)                          81.8
    3,400  Mercury Interactive
           Corp. (b)                   224.9
    5,000  Nokia Corp. - ADRs          170.9
   12,000  Oracle Corp. (b)            193.9
    9,020  Peregrine Systems,
           Inc. (b)                    232.5
    3,500  Qualcomm, Inc. (b)          200.8
    9,000  Rational Software
           Corp. (b)                   217.9
    3,000  Sabre Holdings Corp.
           (b)                         149.6
    9,600  Sun Microsystems,
           Inc. (b)                    164.4
    7,000  Taiwan Semiconductor
           Mfg. Co. - ADRs (b)         169.7
    3,620  Texas Instruments,
           Inc.                        140.1
   11,000  TranSwitch Corp. (b)        190.9
                                    --------
           Technology                3,121.1


                                                          Semi-Annual Report

U.S. Growth Leaders Fund continued

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Utilities (5%)
     4,000 Calpine Corp. (b)        $   228.0
     4,000 NiSource                     119.1
     6,400 NRG Energy, Inc. (b)         228.8
     4,000 The Williams
           Companies, Inc.              168.7
                                    ---------
           Utilities                    744.6
                                    ---------

 Total Common Stocks (Cost -         11,120.1
  $12,180.4)

 U.S. Government Agency (12%)
 1,500,000 Federal Home Loan
           Bank 4.89%, 5/24/01        1,495.3
   200,000 Federal National
           Mortgage Association
           5.12%, 7/12/01               197.8
                                    ---------
           U.S. Government
           Agency                     1,693.1

 Investment Companies (11%)
 1,447,558 Bunker Hill Money
           Market Fund *              1,447.6
                                    ---------

 Total (Cost - $15,321.2) (a)        14,260.8
 (105%)

 Liabilities in excess of Other        (679.0)
 Assets (-5%)
                                    ---------
 Net Assets (100%)                  $13,581.8
                                    =========

 * Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $   693,745
   Unrealized depreciation       (1,754,182)
                                -----------
   Net unrealized depreciation  $(1,060,437)
                                ===========

(b)  Non-income producing security.
Open Futures Contracts

                                                                       Unrealized
Number of                              Expiration      Current        Appreciation
Contracts    Contract Type                Date          Value        (Depreciation)
-----------------------------------------------------------------------------------
 3           S&P 400 Index Futures       Jun-01       $  768,675       $   8,979
 2           S&P 500 Index Futures       Jun-01        1,567,875         (19,173)
                                                                       ---------
                                                                       $ (10,194)
                                                                       =========

Open Options Contracts - Call Writes

                                                                    Unrealized
Number of                              Expiration     Current      Appreciation
Contracts    Contract Type                Date         Value      (Depreciation)
--------------------------------------------------------------------------------
  20         Amdocs LTD                  Jul-01       $ 1,300        $  8,640
  90         Allegiance Telecom          Sep-01        15,750             230
  50         EMC                         Jul-01        26,500         (11,151)
  85         Exodus Communications       Jun-01         3,400           8,032
  70         McleodUsa                   Oct-01        15,050          (1,698)
  30         Mercury Interactive         May-01        62,100         (50,191)
 120         Oracle                      Jun-01         9,000          13,639
  60         Transwitch                  Aug-01        34,200         (20,880)
                                                                     --------
                                                                     $(53,379)
                                                                     ========

Written Option Activity

                                            Number of Contracts
                                            Contracts Premium
---------------------------------------------------------------
Options outstanding at beginning of period     --     $    --
Options bought and sold                        689     202,427
Options canceled in closing transactions       (30)    (14,910)
Options expired prior to exercise              (54)    (53,836)
Options exercised                              (80)    (19,759)
                                               ---    --------
Options outstanding at end of period           525    $113,922
                                               ===    ========




                       See notes to financial statements.

  Paydenfunds

Small Cap Leaders Fund


The Small Cap Leaders Fund seeks to realize long-term capital appreciation. The Fund invests primarily in common stocks of small capitalization U.S. companies that are considered to have superior growth potential. The market capitaliza-tion of these companies is less than that of the 1,000 largest publicly traded U.S. companies. The Fund may invest up to 20% of its total assets in securities of foreign companies.

Statistics

----------------------------------------
Net Assets (in millions)           $18.2
Number of Issues                      78
Average Market Cap        $835.1 million
----------------------------------------

Top Equity Holdings

---------------------------------
Western Gas Resources, Inc.  2.3%
Frontline LTD                2.2%
Arch Coal, Inc.              2.0%
UCBH Holding, Inc.           1.9%
C&D Technologies, Inc.       1.8%
---------------------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Common Stocks (98%)
 Basic Materials (7%)
   12,000  Arch Coal, Inc.          $  371.4
    7,700  Great Lakes Chemical
           Corp.                       242.0
  171,000  Kinross Gold Corp.
           (b)                          94.1
   36,000  Methanex Corp. (b)          307.4
    6,000  Stillwater Mining Co.
           (b)                         183.4
    9,500  Westmoreland Coal Co.
           (b)                         153.2
                                    --------
           Basic Materials           1,351.5

 Capital Goods (9%)
    9,600  Ametek                      265.1
   11,500  Benchmark
           Electronics, Inc. (b)       293.2
    9,200  C&D Technologies,
           Inc.                        326.4
    3,100  L3 Communications
           Holdings, Inc. (b)          239.5
    5,500  Precision Castparts
           Corp.                       205.5
    4,900  Woodward Governor Co.       320.9
                                    --------
           Capital Goods             1,650.6

 Consumer Cyclicals (10%)
    7,800  Factory 2-U Stores,
           Inc. (b)                    203.2
   19,450  FTI Consulting (b)          300.5
   11,500  Maxwell Shoe Co. (b)        173.7
    9,100  Men's Wearhouse (b)         231.6
    7,700  School Specialty,
           Inc. (b)                    176.7
    8,900  Skechers USA, Inc. -
           Class A (b)                 320.8
    6,400  Toll Brothers, Inc.
           (b)                         227.2
    9,900  United Rentals, Inc.
           (b)                         198.2
                                    --------
           Consumer Cyclicals        1,831.9

 Consumer Staples (4%)
   11,600  Diamond Cluster
           International (b)           215.2
   14,900  Elizabeth Arden (b)         272.7
    8,400  IHOP Corp. (b)              173.9
                                    --------
           Consumer Staples            661.8

 Energy (17%)
    8,200  Consol Energy, Inc.         313.7
    4,300  Evergreen Resources
           (b)                         183.0
    3,800  FuelCell Energy, Inc.
           (b)                         261.8
    7,500  Horizon Offshore (b)        181.9


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   30,800  KCS Energy (b)           $  207.9
    7,100  Maverick Tube (b)           173.2
   13,950  Ocean Energy, Inc.          258.2
    4,900  Patterson Energy,
           Inc. (b)                    168.9
    8,600  Pride International
           (b)                         229.0
    9,900  Prize Energy (b)            206.9
   50,800  PYR Energy Corp. (b)        276.9
    7,500  Quicksilver Resources
           (b)                         118.6
  107,200  Synergy Technologies
           Corp. (b)                    80.4
    6,700  Valero Energy Corp.         322.7
    5,100  Varco International,
           Inc. (b)                    119.2
                                    --------
           Energy                    3,102.3

 Exchange Traded Funds (6%)
    4,800  iShares Russell 2000
           Value Index                 586.9
    4,000  iShares Standard &
           Poor's Small
           Capital 600                 437.9
                                    --------
           Exchange Traded Funds     1,024.8

 Financial (13%)
    8,300  Bedford Property
           Investors                   158.3
    9,400  BOK Financial Corp.
           (b)                         225.1
   15,000  Cash America
           International               120.0
   10,000  Cousins Properties,
           Inc.                        260.5
    5,300  Delphi Financial
           Group-CL A                  168.4
   16,200  Developers
           Diversified Realty
           Corp.                       244.9
    8,200  First Oak Brook
           Bancshares                  158.3
   10,400  IndyMac Bancorp, Inc.
           (b)                         238.2
    3,600  Labranche & Co. (b)         129.6
    7,200  Reckson Associates
           Realty Corp.                169.3
   10,100  Summit Properties,
           Inc.                        243.2
   12,800  UCBH Holding, Inc.          353.5
                                    --------
           Financial                 2,469.3

 Health Care (12%)
    9,600  Ilex Oncology, Inc.
           (b)                         177.6
    5,800  NPS Pharmaceuticals,
           Inc. (b)                    175.2
   33,700  Paradigm Genetics,
           Inc. (b)                    224.1
    7,600  Pharmacopeia, Inc.
           (b)                         148.2
    8,400  Respironics (b)             266.6
    6,400  Rightchoice Managed
           Care (b)                    259.8
   15,000  Sangamo BioSciences,
           Inc. (b)                    224.6


                                                          Semi-Annual Report

Small Cap Leaders Fund continued

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   14,900  Serologicals Corp.
           (b)                      $   264.8
    3,800  Taro Pharmaceutical
           Industries (b)               189.8
    9,100  Vaxgen, Inc. (b)             198.0
                                    ---------
           Health Care                2,128.7

 Technology (10%)
   24,400  Acacia Research Corp.
           (b)                          277.2
   13,300  Act Manufacturing,
           Inc. (b)                     224.8
   13,700  B Square Corp. (b)           176.7
    6,800  Cognizant Technology
           Solutions Corp. (b)          287.5
   22,300  Concord Camera Corp.
           (b)                          143.8
   15,200  General Cable Corp.          181.0
   13,100  IXYS Corp. (b)               227.7
   16,900  Valence Technology,
           Inc. (b)                      93.8
   27,800  Xcare.net (b)                175.7
                                    ---------
           Technology                 1,788.2

 Transportation (6%)
   20,000  Frontline LTD (b)            395.0
    9,800  Knightsbridge Tankers
           LTD.                         246.0
   12,300  Nordic America Tanker
           Shipping ADRs                254.0
   10,100  Swift Transportation
           Co., Inc. (b)                183.9
                                    ---------
           Transportation             1,078.9

 Utilities (4%)
   24,700  Southwestern Energy
           Co. (b)                      324.8
   10,300  Western Gas
           Resources, Inc.              409.5
                                    ---------
           Utilities                    734.3

 Total Common Stocks (Cost -
   $15,996.5)                        17,822.3

 Investment Companies (2%)
           Bunker Hill Money
 325,600   Market Fund *                325.6
                                    ---------

 Total (Cost - $16,322.1) (a)
  (100%)                             18,147.9

 Other Assets, net of Liabilities
  (0%)                                    9.5
                                    ---------

 Net Assets (100%)                  $18,157.4
                                    =========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $2,789,862
   Unrealized depreciation        (964,020)
                                ----------
   Net unrealized appreciation  $1,825,842
                                ==========

(b) Non-income producing security.

                       See notes to financial statements.

  Paydenfunds

Bunker Hill Money Market Fund

The Bunker Hill Money Market Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with the preservation of principal and liquidity. The Fund invests only in high-quality corporate, bank and government debt securities with maturities of 397 days or less.

Statistics

---------------------------------
Net Assets (in millions)   $150.6
Number of Issues               33
Average Maturity          88 days
SEC Yield                   5.05%
---------------------------------

Portfolio Composition

-------------------------
Commercial Paper      33%
Repurchase Agreement  18%
Corporate Notes       20%
Asset Backed          15%
Treasury/Agency        9%
Cash Equivalent        5%
-------------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (16%)
 3,500,000 Americredit Auto
           Receivables Trust,
           4.09%, 5/6/02           $  3,500.0
 4,618,440 Associates
           Manufactured Housing,
           5.25%, 7/15/30 (a)         4,621.2
 3,572,362 Household 2001-1 A1
           Car Corp. Note 4.99%,
           3/18/02                    3,571.3
 3,336,402 Lincs 2001-1, 5.29%,
           1/22/02 (a)                3,336.4
 3,614,824 Mlmi 2000 WAMU2 CMO
           4.49%, 11/27/01            3,614.8
 1,683,997 Nissan Auto Owner
           Trust
           5.52%, 1/15/02             1,684.0
 3,541,917 People First 2000-2
           6.54%, 12/15/01            3,541.9
                                   ----------
           Asset Backed
           Securities                23,869.6


 Commercial Paper (35%)
 2,000,000 American Express CP,
           4.25%, 6/12/01             2,000.0
 6,500,000 Atlantis One Funding
           CP,
           4.30%, 6/26/01             6,456.8
 5,000,000 Delaware Funding CP,
           4.48%, 5/23/01             4,986.3
 6,500,000 Falcon Asset CP,
           4.43%, 5/29/01             6,477.6
 5,325,000 GMAC CP,
           7.13%, 5/1/01              5,325.0
 6,500,000 Greyhawk Funding CP,
           4.98%, 5/18/01             6,484.7
 1,500,000 Household Finance CP,
           4.91%, 1/3/02              1,500.0
 4,000,000 Minnesota Mining CP,
           4.90%, 5/22/01             3,988.6
 2,000,000 Nissan Auto CP,
           4.74%, 5/15/02             2,000.0
 6,500,000 Variable Funding CP,
           5.00%, 5/3/01              6,498.2
 2,000,000 Wal-Mart CP,
           6.75%, 5/15/02             2,041.1
 5,000,000 Windmill Funding CP,
           4.90%, 5/21/01             4,986.4
                                   ----------
           Commercial Paper          52,744.7
 Corporate Notes (21%)
 5,000,000 Associates Corporate
           Note,
           5.88%, 5/16/01             4,997.1


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description               Value (000)
-----------------------------------------------------------
  2,000,000 Associates Corporate
            Note,
            6.45%, 10/15/01                    $   1,997.9
  1,500,000 Countrywide Home Fl,
            4.56%, 4/20/02                         1,500.0
  3,000,000 Dupont (E.I.) De
            Nemours & Co.,
            4.30%, 6/7/01                          2,986.8
  1,500,000 Household Finance
            Medium Term Note,
            5.08%, 1/3/02                          1,503.0
  3,000,000 IBM Credit Corp.,
            7.00%, 1/28/02                         3,043.6
  4,000,000 John Deere,
            6.69%, 10/10/01                        3,999.5
  1,500,000 National Rural
            Utilities,
            4.89%, 5/22/01                         1,495.8
 10,000,000 Slma Discount Note,
            4.80%, 5/10/01                         9,988.0
                                               -----------
            Corporate Notes                       31,511.7

 Repurchase Agreement (19%)
 28,000,000 Lehman Tri Party,
            4.50%, 5/1/01 (b)                     28,000.0

 U.S. Government Agency (9%)
  8,000,000 FHLMC Discount Note
            4.30%, 6/5/01                          7,967.1
    813,303 FHLMC Note 7.00%,
            9/15/01                                  814.6
  5,000,000 FNMA Discount Note,
            4.86%, 1/11/02                         4,827.9
                                               -----------
            U.S. Government
            Agency                                13,609.6

 Investment Companies (5%)
  7,891,346 Dreyfus Treasury Cash Management
            Fund                                   7,891.3
                                               -----------
 Total (Cost - $157,626.9) (105%)                157,626.9

 Liabilities in excess of Other
 Assets (-5%)                                     (7,019.4)
                                               -----------

 Net Assets (100%)                             $ 150,607.5
                                               ===========


(a) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) The repurchase agreement is collateralized by the following securities

 Principal  Security Description   Value (000)
----------------------------------------------
 37,345,000 FNS 309, 0.00%
            11/1/30                 $28,562.7

                       See notes to financial statements.

                                                          Semi-Annual Report

Limited Maturity Fund


The Limited Maturity Fund seeks to realize a total return that, over time, is greater than money market funds and is consistent with the preservation of cap-ital. The Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. The Fund's maximum average portfolio matu-rity (on a dollar-weighted basis) is one and one-half year.

Statistics

-----------------------------------
Net Assets (in millions)     $141.6
Number of Issues                 51
Average Maturity          0.7 years
SEC Yield                     5.67%
-----------------------------------

Portfolio Composition

-------------------------------
Asset - Backed              35%
Corporate                   27%
Mortgage Backed Securities  29%
Commercial Paper             3%
Treasury/Agency              6%
Cash Equivalent              0%
-------------------------------

Credit Quality

--------
AAA  55%
AA    4%
A    16%
BBB  25%
--------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (35%)
   576,104 Americredit
           Automobile
           Receivables Trust,
           6.54%, 10/14/02          $  576.9
 2,000,000 Associates Credit
           2000-1 B,
           6.98%, 5/17/06            2,002.1
 1,150,000 BA Master Credit Card
           Trust, 7.45%, 8/16/04
           (b)                       1,149.3
 2,722,725 Case Equipment Loan
           Trust 98-A, 5.83%,
           2/15/05                   2,732.9
 2,000,000 Deutsche Floorplan
           Receivables Master
           Trust 2000-1, 6.60%,
           4/15/05                   1,999.9
 5,539,523 Distribution
           Financial Services
           Trust 99-1, 5.70%,
           2/16/09                   5,568.9
 4,000,000 First USA Credit Card
           Master Trust, 6.42%,
           3/17/05                   4,087.2
 3,000,000 First USA Credit Card
           Master Trust, 6.58%,
           3/17/05                   3,068.1
 2,500,000 Ford Credit Auto
           Owner Trust,
           5.47%, 4/17/03            2,503.1
 1,235,078 Ford Credit Auto
           Owner Trust,
           5.90%, 6/15/02            1,238.2
 3,500,000 Ford Credit Auto
           Owner Trust,
           6.75%, 1/15/04            3,581.3
   541,668 GMAC 99-1,
           5.58%, 6/15/02              542.8
 6,000,000 Honda 1999-A Auto
           Receivables, 6.45%,
           9/16/02                   6,038.9
 2,000,000 Kellogg Co.,
           5.50%, 4/01/2003 (b)      2,005.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,632,416 Nissan Auto
           Receivables Owner
           Trust, 6.73%, 5/15/02    $ 1,639.3
 3,000,000 Residential Asset
           Securities Corp.
           1999-KS3 AI2, 7.08%,
           9/25/20                    3,043.5
 2,533,422 WFS Financial Owner
           Trust, 5.55%, 2/20/03      2,537.7
 5,000,000 World Omni Auto
           Receivables Trust,
           7.13%, 2/16/04             5,143.7
                                    ---------
           Asset Backed
           Securities                49,458.8

 Commercial Paper (3%)
 2,800,000 Du Pont (E.I.) de
           Nemours & Co. CP,
           4.30%, 6/7/01              2,787.6
 2,000,000 Toyota Motor Credit
           CP,
           4.90%, 5/1/01              1,997.5
                                    ---------
           Commercial Paper           4,785.1
 Corporate Bonds (27%)
 3,900,000 British Telecom
           Place,
           7.62%, 12/15/03            3,900.0
 3,000,000 Caterpillar Financial
           Service,
           7.09%, 8/29/02             3,082.5
 3,750,000 Eaton,
           5.15%, 4/24/03             3,748.8
 2,615,000 Enron Corp.,
           6.45%, 11/15/00            2,637.9
 3,600,000 International Paper
           Co.,
           6.67%, 7/8/02              3,604.5
 1,000,000 Korea Development
           Bank,
           7.13%, 9/17/01             1,005.0


  Paydenfunds

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 2,000,000 Korea Development
           Bank,
           7.13%, 9/17/01           $ 2,010.0
 3,000,000 Merrill Lynch, Medium
           Term Note, 7.52%,
           5/3/01                     3,086.3
 3,000,000 Sprint Capital Corp.,
           7.63, 6/10/02              3,078.7
 2,000,000 Time Warner, Inc.,
           6.10%, 12/30/01 (b)        2,010.0
 3,000,000 TRW, Inc.,
           6.50%, 6/1/02              2,996.2
 1,236,447 Union Acceptance
           Corp.,
           6.72%, 12/9/02             1,239.7
 3,000,000 US West Capital Fund,
           6.88%, 8/15/01             3,018.7
 3,000,000 Worldcom, Inc.,
           6.13%, 8/15/01             3,003.8
                                    ---------
           Corporate Bonds           38,422.1

 Mortgage Backed Securities (29%)
 2,000,000 ARC 2000-BC3 M1,
           7.22%, 9/25/30             2,008.1
 3,974,174 Bear Stearns ARM
           2001-1 A3,
           6.77%, 12/25/40            4,026.3
   164,987 FHLMC,
           5.93%, 4/15/08               165.0
 7,000,000 FHLMC,
           6.63%, 8/15/02             7,192.5
 1,203,135 FNMA,
           6.05%, 11/18/25            1,214.0
 7,100,000 FNMA,
           6.38%, 10/15/02            7,286.4
 3,989,073 FNMA,
           6.50%, 4/18/22             4,007.8
 2,284,296 FNMA,
           7.19%, 8/1/27              2,340.0
 2,602,549 FNMA,
           7.79%, 5/1/21              2,669.1
 3,984,435 FNMA,
           8.15%, 4/1/28              4,108.5
   548,735 FNMA,
           9.50%, 9/1/24                594.9
 5,500,000 GMAC Interest Only,
           2001-HE1, 8.00%,
           9/25/03                      999.9
 1,867,748 GNMA,
           6.58%, 11/16/29            1,879.5
 1,008,340 GNMA,
           6.83%, 6/16/26             1,012.2
   761,071 Headlands Mortgage,
           7.75%, 3/25/12               772.5
                                    ---------
           Mortgage Backed
           Securities                40,276.7

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 U.S. Government Agency (6%)
 8,000,000 FHLB, Discount Note,
           4.89%, 5/16/01          $  7,983.7
 Investment Companies (0%)
    65,580 Bunker Hill Money
           Market Fund *                 65.6
                                   ----------
 Total (Cost - $139,336.5) (a)      140,992.0
  (100%)

 Other Assets, net of Liabilities       586.7
  (0%)
                                   ----------

 Net Assets (100%)                 $141,578.7
                                   ==========


* Affiliated Investment

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $1,670,974
   Unrealized depreciation         (15,412)
                                ----------
   Net unrealized appreciation  $1,655,562
                                ==========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

                                                          Semi-Annual Report

Short Bond Fund


The Short Bond Fund seeks to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Short Bond Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars. The Fund's maximum average portfolio maturity (on a dollar-weighted basis) is three years.

Statistics

-----------------------------------
Net Assets (in millions)      $66.8
Number of Issues                 39
Average Maturity          2.0 years
SEC Yield                     4.84%
-----------------------------------

Portfolio Composition

-------------------------------
Treasury/Agency             38%
Asset Backed Securities     27%
Corporate                   21%
Mortgage Backed Securities  11%
Cash Equivalent              3%
-------------------------------


Credit Quality

--------
AAA  70%
AA    9%
A     8%
BBB  13%
--------


Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (27%)
 1,250,000 Americredit
           Automobile
           Receivables Trust,
           5.81%, 5/6/06            $ 1,250.8
   960,821 Banc Of America
           Commercial Mortgage,
           Inc., 6.80%, 7/15/04         989.6
 1,000,000 Capital One Master
           Trust, 7.30%, 4/17/06      1,038.9
 1,556,528 CS First Boston
           Mortgage Securities
           97-C2, 6.40%, 2/17/04      1,590.1
 2,000,000 First Bank Corporate
           Card Master Trust,
           6.40%, 2/15/03             2,030.1
   750,000 Ford Credit Auto
           Owner Trust, 6.75%,
           1/15/04                      767.4
 1,500,000 Ford 98 B, 7.50%,
           11/15/03 (b)               1,508.5
 1,200,000 MBNA Master Credit
           Card Trust, 5.65%,
           2/15/06                    1,212.7
 1,500,000 Peoplefirst.com Auto
           Receivables, 6.34%,
           09/15/04                   1,537.2
 2,408,199 SLM Student Loan
           Trust, 6.80%, 7/25/08      2,409.4
 1,500,000 Western Financial
           Owner Trust, 7.07%,
           2/20/05                    1,547.0
 2,000,000 World Omni Auto
           Receivables Trust,
           7.13%, 2/16/04             2,057.5
                                    ---------
           Asset Backed
           Securities                17,939.2

 Corporate Bonds (21%)
 1,000,000 Dominion Resources,
           INC., 7.23, 9/16/02        1,001.3
 1,000,000 Ford Motor Credit
           Global, 6.50%,
           2/28/02                    1,013.8
 1,150,000 GMAC, 8.50%,
           1/1/03                     1,203.2
 1,000,000 GTE California, Inc.,
           6.75%, 3/15/04             1,030.0
 1,000,000 Honeywell, Inc.,
           6.75%, 3/15/02             1,017.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,500,000 Kellogg Co., 5.50%,
           4/1/03 (b)               $1,503.8
 1,000,000 Korea Development
           Bank, 7.13%, 9/17/01      1,005.0
 1,000,000 Salomon, Inc., 6.88%,
           12/15/03                  1,032.5
 1,500,000 Sun Microsystems Inc,
           7.00%, 8/15/02            1,518.8
 1,000,000 Time Warner, Inc.,
           6.10%,
           12/30/01 (b)              1,005.0
 1,500,000 Wal Mart Stores,
           6.75%, 5/15/02            1,530.0
 1,000,000 Wells Fargo Co.,
           8.75%, 5/1/02             1,041.3
                                    --------
           Corporate Bonds          13,902.2

 Mortgage Backed Securities (11%)
 1,481,044 FNMA ARM 514721,
           6.12%, 9/1/29             1,482.4
 1,750,000 FNMA, 4.75%,
           3/15/04                   1,739.1
   467,324 Headlands Mortgage,
           7.75%, 3/25/12              474.3
 1,793,104 Medallion Trust,
           6.88%, 12/18/31           1,793.1
    40,304 Residential Funding
           Corp., 6.25%,
           10/25/23                     40.3
 1,500,000 Residential Funding
           Mortgage Securities,
           7.49%, 10/25/13           1,552.5
                                    --------
           Mortgage Backed
           Securities                7,081.7

 U.S. Treasury (38%)
 3,950,000 U.S. Treasury Note,
           4.25%, 11/15/03           3,925.9
 2,500,000 U.S. Treasury Note,
           6.13%, 12/31/01           2,533.0
 3,950,000 U.S. Treasury Note,
           6.25%, 6/30/02            4,042.8
 7,700,000 U.S. Treasury Note,
           6.50%, 3/31/02            7,865.3
 2,000,000 U.S. Treasury Note,
           6.63%, 4/30/02            2,048.6
   500,000 U.S. Treasury Note,
           7.25%, 8/15/04              538.1
 3,500,000 U.S. Treasury Note,
           5.75%, 8/15/03            3,601.0
 1,000,000 U.S. Treasury Note,
           5.50%, 2/28/03            1,020.5
                                    --------
           U.S. Treasury            25,575.2

 Investment Companies (3%)
 2,009,778 Bunker Hill Money
           Market Fund *             2,009.8
                                    --------


  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal   Security
 or Shares Description   Value (000)
------------------------------------
 Total (Cost -             66,508.1
  $65,280.9) (a) (100%)

 Other Assets, net of         315.2
 Liabilities (0%)
                          ---------

 Net Assets (100%)        $66,823.3
                          =========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $1,238,607
   Unrealized depreciation         (11,401)
                                ----------
   Net unrealized appreciation  $1,227,206
                                ==========

(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

  Number of        Contract          Expiration         Current          Unrealized
 Contracts           Type               Date             Value          Appreciation
------------------------------------------------------------------------------------
 72              U.S. Treasury         Jun-01         $14,796,000         $36,046
                 2 Year Note

                       See notes to financial statements.

                                                          Semi-Annual Report

U.S. Government Fund


The U.S. Government Fund seeks to realize a high level of total return consis-tent with preservation of capital. The fund invests primarily in U.S. Govern-ment obligations, i.e., U.S. Treasury bonds, notes and bills and other bonds and obligations issued or guaranteed by the U.S. Government, U.S. Government-sponsored enterprises, or federal agencies.

Statistics

-----------------------------------
Net Assets (in millions)      $58.5
Number of Issues                 18
Average Maturity          2.6 years
SEC Yield                     4.74%
-----------------------------------

Portfolio Composition

--------------------
Mortgage Backed  50%
Agency           10%
Treasury         37%
Cash Equivalent   3%
--------------------

Credit Quality

---------
AAA  100%
---------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 Mortgage Backed Securities (50%)
 6,000,000 FHLMC,
           5.25%, 2/15/04          $ 6,045.0
 2,838,027 FHLMC,
           6.00%, 10/15/18           2,865.5
 2,000,000 FHLMC,
           6.00%, 7/15/08            2,025.7
   379,785 FHLMC,
           6.00%, 9/15/22              383.6
 2,353,687 FNMA #380459,
           6.27%, 7/1/05             2,392.8
   720,000 FNMA,
           6.00%, 7/18/18              727.8
 3,000,000 FNMA,
           6.00%, 12/15/05           3,071.2
 4,010,000 FNMA,
           6.00%, 5/25/08            4,061.8
 3,000,000 FNMA,
           6.50%, 8/15/04            3,121.9
 4,000,000 FNMA,
           7.13%, 2/15/05            4,251.0
                                   ---------
           Mortgage Backed
           Securities               28,946.3

 U.S. Government Agency (10%)
 3,000,000 FHLB,
           5.13%, 1/13/03            3,026.2
 3,000,000 FNMA,
           5.25%, 1/15/03            3,032.0
                                   ---------
           U.S. Government
           Agency                    6,058.2

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 U.S. Treasury Notes (37%)
 5,000,000 U.S. Treasury Note,
           5.75%, 10/31/02         $ 5,108.1
 9,500,000 U.S. Treasury Note,
           5.75%, 8/15/03            9,774.3
   400,000 U.S. Treasury Note,
           5.88%, 11/15/05             415.7
 1,700,000 U.S. Treasury Note,
           6.75%, 5/15/05            1,817.5
 4,300,000 U.S. Treasury Note,
           7.50%, 2/15/05            4,697.9
                                   ---------
           U.S. Treasury Notes      21,813.5

 Investment Companies (2%)
 1,367,293 Bunker Hill Money
           Market Fund *             1,367.3
                                   ---------
 Total (Cost - $57,114.5) (a)       58,185.3
 (99%)


 Other Assets, net of
 Liabilities (1%)                      361.9
                                   ---------

 Net Assets (100%)                 $58,547.2
                                   =========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $1,093,531
   Unrealized depreciation         (22,703)
                                ----------
   Net unrealized appreciation  $1,070,828
                                ==========

                       See notes to financial statements.

  Paydenfunds

GNMA Fund

The GNMA Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests primarily in Government National Mortgage Association mortgage backed securities, which are debt securities rep-resenting part ownership in a pool of mortgage loans backed by the U.S. Govern-ment.


Investment Performance

[PERFORMANCE GRAPH APPEARS HERE]
Average Annual Total Return
for the periods ended October 31, 2000
One Year, 7.79%
Since 8/27/99, 8.18%

Statistics

-----------------------------------
Net Assets (in millions)     $142.3
Number of Issues                 37
Average Maturity          6.7 years
SEC Yield                      6.4%
-----------------------------------

Portfolio Composition

---------------------
GNMA              89%
Other Agency      10%
Cash Equivalents   1%
---------------------

Coupon Mix

----------
6.00%  32%
6.50%  30%
7.00%  27%
7.50%   7%
8.00%   4%
----------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal      Security
 or Shares    Description     Value (000)
-----------------------------------------
 Mortgage Backed Securities
 (123%)
  3,881,930 FHLMC #2236,
            5.42%, 10/15/24   $  3,891.6
  3,824,752 FHLMC #846489,
            8.14%, 7/1/19        3,901.2
  3,228,339 FHLMC, 5.46%,
            7/15/20              3,234.5
  1,440,674 GNMA #2562,
            6.00%, 3/20/28       1,396.1
  3,931,546 GNMA #2713,
            6.00%, 2/20/29       3,809.9
  2,801,171 GNMA #3029,
            8.50%, 1/20/31       2,911.5
  4,500,000 GNMA #3067,
            6.00%, 4/20/31       4,360.8
  3,907,162 GNMA #464128,
            7.00%, 8/15/28       3,952.3
  3,069,788 GNMA #473017,
            6.50%, 7/15/29       3,045.8
  5,125,459 GNMA #473045,
            6.50%, 7/15/29       5,085.4
  5,534,262 GNMA #475209,
            7.00%, 6/15/28       5,598.2
  4,995,344 GNMA #485327,
            7.00%, 3/15/31       5,053.1
  2,191,873 GNMA #494839,
            6.50%, 6/15/29       2,174.7
  6,909,148 GNMA #507768,
            6.50%, 4/15/29       6,855.1
  8,537,356 GNMA #514330,
            7.00%, 7/15/29       8,636.0
 10,080,033 GNMA #518584,
            7.50%, 11/15/29     10,325.7
  9,576,771 GNMA #530570,
            7.00%, 2/15/31       9,687.5

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description         Value (000)
----------------------------------------------------
  3,804,326 GNMA #536341,
            7.50%, 11/15/30               $ 3,897.0
  2,989,608 GNMA #537755,
            7.00%, 12/15/30                 3,024.2
  2,453,196 GNMA #780759,
            6.50%, 4/15/13                  2,486.9
  2,456,214 GNMA #780852,
            6.50%, 9/15/13                  2,490.0
  4,678,742 GNMA #8301,
            7.63%, 10/20/23                 4,778.4
  4,886,198 GNMA #8339,
            7.63%, 12/20/23                 4,990.1
  4,046,190 GNMA 99-4,
            5.60%, 12/20/29                 4,056.3
  1,451,224 GNMA II #538131,
            7.50%, 10/20/30                 1,480.3
  8,000,000 GNMA II TBA,
            6.50%, 6/1/31 (b)               7,880.0
  2,000,000 GNMA TBA,
            6.50%, 6/1/31 (b)               1,979.4
  8,000,000 GNMA TBA,
            7.50%, 6/1/31 (b)               8,170.0
 23,700,000 GNMA TBA,
            8.00%, 6/1/31 (b)              24,477.6
  3,735,497 GNMA,
            5.47%, 11/16/29                 3,759.0
  5,452,998 GNMA,
            5.52%, 7/16/28                  5,458.1
 10,214,317 GNMA,
            5.59%, 11/16/29                10,279.7
  1,512,508 GNMA,
            5.72%, 6/16/26                  1,518.3
                                          ---------
            Mortgage Backed Securities    174,644.7



                                                          Semi-Annual Report

GNMA Fund continued

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 U.S. Government Agency (3%)
 4,000,000 FNMA Discount Note,
           4.62%, 6/21/01         $  3,973.8


 U.S. Treasury (3%)
 2,500,000 U.S. Treasury Bond,
           6.25%, 8/15/23            2,598.7
 2,000,000 U.S. Treasury Note,
           5.50%, 8/15/09            2,085.2
                                  ----------
           U.S. Treasury             4,683.9


 Investment Companies (1%)
 1,549,654 Bunker Hill Money
           Market Fund *             1,549.7
                                  ----------


 Total (Cost - $182,924.2) (a)
 (130%)                            184,852.1


 Liabilities in excess of Other
 Assets (-30%)                     (42,513.5)
                                  ----------


 Net Assets (100%)                $142,338.6
                                  ==========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $2,200,508
   Unrealized depreciation        (272,621)
                                ----------
   Net unrealized appreciation  $1,927,887
                                ==========

(b) Security was purchased on a delayed delivery basis.

                       See notes to financial statements.

  Paydenfunds

Investment Quality Bond Fund

The Investment Quality Bond Fund seeks to realize a high level of total return consistent with preservation of capital. In order to achieve these objectives the Investment Quality Bond Fund invests in a wide variety of investment grade debt securities payable primarily in U.S. dollars.

Statistics

-----------------------------------
Net Assets (in millions)      $91.7
Number of Issues                 57
Average Maturity          8.0 years
SEC Yield                     5.42%
-----------------------------------

Portfolio Composition

--------------------
Treasury/Agency  24%
Mortgage Backed  40%
Corporate        20%
Asset Backed     14%
Cash Equivalent   2%
--------------------

Credit Quality

--------------------
AAA              65%
AA                5%
A                10%
BBB              20%
--------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (19%)
 3,000,000 Associates Credit
           Card Trust,
           6.96%, 9/18/06           $2,998.8
 1,500,000 BA Master Credit Card
           Trust,
           7.45%, 8/16/04            1,499.1
 2,000,000 Commercial, Inc.,
           6.93%, 11/15/03           2,000.0
 2,000,000 Daimler Chrysler Auto
           Trust,
           5.16%, 1/6/05             2,009.4
 2,062,069 Medallion Trust,
           6.88%, 12/18/31           2,062.1
 1,689,667 Residential Asset
           Securities Corp.,
           5.29%, 3/25/32            1,688.1
 1,682,841 Saxon Asset
           Securities Trust,
           5.48%, 3/25/32            1,684.3
 1,431,087 Structured Asset
           Notes Transactions,
           7.16%, 10/28/03 (c)       1,445.4
 1,700,000 Superior Wholesale
           Inventory Financing
           Trust,
           5.25%, 3/15/06            1,696.7
                                    --------
           Asset Backed
           Securities               17,083.9

 Corporate Bonds (26%)
 1,400,000 AOL Time Warner,
           Inc.,
           6.75%, 4/15/11            1,391.2
 1,100,000 BP Amoco Place,
           5.90%, 4/15/09            1,080.7
 1,000,000 Citigroup Inc.,
           7.25%, 10/1/10            1,038.7
 1,500,000 Clear Channel
           Communications,
           7.25%, 9/15/03            1,546.9
 1,000,000 Duke Capital Corp.,
           7.50%, 10/1/09            1,041.2
 1,000,000 Duke Energy Field
           Services,
           7.50%, 8/16/05            1,038.7
 1,000,000 Ford Motor Company,
           6.38%, 2/1/29               848.8


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,000,000 Goldman Sachs Groug
           Inc.,
           7.63%, 8/17/05           $1,053.7
   800,000 Household Finance
           Corp.,
           8.00%, 5/9/05               853.0
 1,000,000 IBM Corp.,
           6.50%, 1/15/28              910.0
 1,750,000 International Paper
           Company,
           8.00%, 7/8/03             1,822.2
 1,500,000 Osprey Trust,
           7.79%, 1/15/03 (c)        1,533.8
 1,200,000 Phillips Pete,
           8.50%, 5/25/05            1,303.5
 1,500,000 PSEG Power,
           7.75%, 4/15/11 (c)        1,516.9
   900,000 Safeway, Inc.,
           6.50%, 3/1/11               878.6
 1,500,000 Salomon, Inc.,
           5.88%, 7/23/01            1,501.1
   500,000 Sun Microsystems Inc,
           7.00%, 8/15/02              506.3
 1,000,000 Sun Microsystems,
           Inc.,
           7.50%, 8/15/06            1,025.0
 1,000,000 Verizon Global
           Funding Corp.,
           7.75%, 12/1/30 (c)        1,048.8
   500,000 Wachovia Corp.,
           7.45%, 7/15/05              525.0
 1,000,000 Wal-Mart Stores,
           7.55%, 2/15/30            1,091.3
                                    --------
           Corporate Bonds          23,555.4

 Mortgage Backed Securities (51%)
 5,800,000 FHLMC,
           4.21%, 6/12/01            5,771.0
   240,000 FHLMC,
           5.25%, 1/15/06              238.2
 1,494,552 First Union Bank of
           America Commercial
           Mortgage Trust,
           5.71%, 10/15/09           1,469.9


                                                          Semi-Annual Report

Investment Quality Bond Fund continued

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description  Value (000)
---------------------------------------------
 1,300,000 FNMA TBA,
           6.00%, 6/1/15 (b)      $  1,286.2
 7,110,000 FNMA TBA,
           6.50%, 6/1/31 (b)         7,016.6
 1,300,000 FNMA TBA,
           7.00%, 6/1/15 (b)         1,324.0
 7,960,000 FNMA TBA,
           7.00%, 6/1/31 (b)         8,004.7
 3,170,000 FNMA,
           5.50%, 2/15/06            3,177.9
 3,470,000 FNMA,
           5.50%, 3/15/11            3,322.5
   790,000 FNMA,
           6.63%, 11/15/30             798.9
 1,200,000 GMAC Commercial
           Mortgage Securities,
           Inc.,
           5.99%, 9/15/10            1,196.5
 1,507,507 GMAC Mortgage Corp.
           Loan Trust,
           5.93%, 2/25/31            1,508.4
 1,975,409 GNMA #48928,
           8.00%, 6/15/28            2,040.8
 1,513,280 GNMA #780743,
           8.00%, 12/15/26           1,563.4
 1,790,000 GNMA II TBA,
           6.50%, 6/1/31 (b)         1,763.1
 4,470,000 GNMA TBA,
           7.50%, 6/1/31 (b)         4,565.0
   600,000 GNMA TBA,
           8.00%, 6/1/31 (b)           619.7
   957,320 PNC Mortgage
           Acceptance Corp.,
           5.91%, 12/12/09             948.8
                                  ----------
           Mortgage Backed
           Securities               46,615.6

 U.S. Treasury (30%)
 2,690,000 U.S. Treasury Bond,
           6.13%, 11/15/27           2,763.7
 2,590,000 U.S. Treasury Bond,
           6.25%, 8/15/23            2,692.3
 1,300,000 U.S. Treasury Note,
           5.00%, 2/15/11            1,267.1
 4,035,000 U.S. Treasury Note,
           5.50%, 1/31/03            4,115.7
 6,000,000 U.S. Treasury Note,
           5.50%, 2/28/03            6,123.1
 7,180,000 U.S. Treasury Note,
           5.63%, 5/15/08            7,349.9
 1,980,000 U.S. Treasury Note,
           6.50%, 2/15/10            2,132.7
 1,180,000 U.S. Treasury Note,
           7.50%, 2/15/05            1,289.2
                                  ----------
           U.S. Treasury            27,733.7

 Investment Companies (2%)
 2,135,195 Bunker Hill Money
           Market Fund *             2,135.2
                                  ----------

 Total (Cost - $116,891.4) (a)     117,123.8
 (128%)

 Liabilities in excess of Other    (25,469.2)
 Assets (-28%)
                                  ----------

 Net Assets (100%)                $ 91,654.6
                                  ==========


* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $810,737
   Unrealized depreciation      (578,343)
                                --------
   Net unrealized appreciation  $232,394
                                ========

(b) Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

Number of                            Expiration          Current             Unrealized
Contracts      Contract Type            Date              Value            (Depreciation)
-----------------------------------------------------------------------------------------
66             U.S. Treasury           Jun-01           $6,847,500            $(30,916)
               10 Year Note
               Future

                       See notes to financial statements.

  Paydenfunds

Total Return Fund

The Total Return Fund seeks to realize a high level of total return consistent with preservation of capital. The Fund invests in a wide variety of debt in-struments and income-producing securities, payable both in U.S. dollars and foreign currencies. The Total Return Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Statistics

---------------------------
Net Assets           $349.4
Number of Issues        135
Average Maturity  8.2 years
SEC Yield             5.75%
---------------------------

Portfolio Composition

--------------------
Treasury/Agency  22%
Corporate        25%
Mortgage Backed  38%
Foreign           4%
Asset Backed     11%
Cash Equivalent   0%
--------------------

Credit Quality

----------------
AAA          66%
AA            3%
A            12%
BBB          11%
BB or below   8%
----------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
 Asset Backed Securities
 (13%)
 8,000,000  Associates
            Credit Card
            Trust,
            6.96%, 9/18/06      $7,996.7
 7,000,000  Daimler Chrysler
            Auto Trust,
            5.16%, 1/6/05        7,033.0
 7,000,000  Honda Auto
            Receivables
            Owner Trust,
            5.36%, 9/20/04       7,066.2
 2,555,000  Los Angeles
            Funding,
            7.66%, 12/15/26
            (c)                  2,537.1
 6,724,139  Medallion Trust,
            5.14%, 12/18/31      6,724.1
 7,156,237  Residential
            Asset Securities
            Corp.,
            5.29%, 3/25/32       7,149.8
 7,127,325  Saxon Asset
            Securities
            Trust,
            5.48%, 3/25/32       7,133.3
   715,543  Structured Asset
            Notes
            Transactions,
            7.16%, 10/28/03
            (c)                    722.7
                                --------
            Asset Backed        46,362.9
            Securities
 Corporate Bonds (31%)
 1,000,000  Adelphia,
            9.19%, 12/31/09
            (c)                    996.3
   850,000  AES Corp.,
            9.50%, 6/1/09          880.8
   650,000  AK Steel Corp.,
            7.88%, 2/15/09         619.1
   650,000  Allied Waste of
            North America,
            7.88%, 1/1/09          637.8
   400,000  American
            Standard,
            7.38%, 2/1/08          398.0
   750,000  Anchor Gaming,
            9.88%, 10/15/08        802.5
 2,200,000  AOL Time Warner
            Inc.,
            6.75%, 4/15/11       2,186.2


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
    375,000 Argosy Gaming,
            10.75%, 6/1/09          $   402.7
    360,000 BE Aerospace,
            8.88%, 5/1/11 (c)           361.8
  2,500,000 Boeing Capital
            Corp.,
            6.35%, 11/15/07           2,525.0
    550,000 Charter
            Communication
            Holdings LLC,
            8.63%, 4/1/09               534.9
    650,000 Chesapeake Energy,
            8.13%, 4/1/11 (c)           632.9
  3,000,000 Citigroup Inc.,
            7.25%, 10/1/10            3,116.3
    750,000 CMS Energy Corp.,
            9.88%, 10/15/07             795.9
  2,500,000 Coastal Corp.,
            7.75%, 6/15/10            2,612.5
  8,000,000 Commercial, Inc.,
            6.93%, 11/15/03           8,000.0
  1,500,000 ConAgra Inc.,
            7.50%, 9/15/05            1,560.0
    700,000 CSC Holdings, Inc.,
            8.13%, 7/15/09              701.7
    350,000 D.R. Horton, Inc.,
            8.00%, 2/1/09               344.8
  1,500,000 Delta Air Lines A-2,
            7.57%, 11/18/10           1,570.3
  3,000,000 Dominion Resources,
            7.63%, 7/15/05            3,135.0
  2,475,000 Duke Energy Field
            Services,
            7.50%, 8/16/05            2,570.9
    525,000 Echostar DBS Corp.,
            9.38%, 2/1/09               536.8


                                                          Semi-Annual Report

Total Return Fund continued

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
  3,000,000 Enron Corp.,
            6.63%, 11/15/05        $  3,026.3
    500,000 Flextronics
            International,
            9.88%, 7/1/10               497.4
  2,000,000 Ford Motor Co.,
            7.45%, 7/16/31            1,947.5
    650,000 Global Crossing
            Holding LTD,
            9.50%, 11/15/09             604.5
 16,000,000 GMAC,
            8.00%, 9/25/03            2,908.8
  2,000,000 Goldman Sachs Groug
            Inc.,
            7.63%, 8/17/05            2,107.5
    800,000 Harrahs Operating
            Co.,
            7.88%, 12/15/05             810.0
    650,000 HCA The Healthcare
            Co.,
            8.75%, 9/1/10               700.4
    500,000 Health Net,
            8.38%, 4/15/11 (c)          493.8
    650,000 Healthsouth Corp.,
            10.75%, 10/1/08             697.1
    750,000 HMH Properties,
            7.88%, 8/1/08               727.5
    350,000 Hollywood Park,
            9.25%, 2/15/07              344.8
    650,000 Horseshoe Gaming,
            9.38%, 6/15/07              672.7
  3,000,000 Household Finance
            Corp.,
            8.00%, 5/9/05             3,198.7
    750,000 Insight Midwest,
            10.50&, 11/1/10 (c)         810.0
  2,000,000 International Paper
            Co.,
            8.00%, 7/8/03             2,082.5
    500,000 K B Home,
            9.50%, 2/15/11              497.5
  1,600,000 Kellogg Co.,
            6.00%, 4/1/06 (c)         1,586.0
    750,000 Lyondell Chemical
            Co.,
            9.88%, 5/1/07               778.1
    750,000 Mandalay Resort
            Group,
            9.25%, 12/1/05              756.6
    650,000 McLeodUSA, Inc.,
            9.25%, 7/15/07              516.8
    750,000 MGM Grand Inc.,
            9.75%, 6/1/07               802.5
    450,000 Northwest Airlines,
            Inc.,
            8.52%, 4/7/04               443.3
  3,000,000 Osprey Trust,
            7.80%, 1/15/03 (c)        3,067.5
    650,000 Park Place
            Entertainment,
            7.88%, 12/15/05             652.4
  1,700,000 Phillips Pete,
            8.50%, 5/25/05            1,846.6
    800,000 Pogo Producing,
            8.75%, 5/15/07              820.0
  4,000,000 PSEG Power,
            7.75%, 4/15/11 (c)        4,045.0
  3,000,000 Salomon, Inc.,
            4.73%, 7/23/01            3,002.3
    650,000 Scotts Co.,
            8.63%, 1/15/09              663.0

--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
    500,000 Six Flags Inc.,
            9.50%, 2/1/09
            (c)                $    520.0
    650,000 Starwood Hotels
            & Resorts,
            6.78%, 11/15/05         630.5
  1,000,000 Sun Microsystems
            , Inc.,
            7.65%, 8/15/09        1,001.3
  2,000,000 Sun
            Microsystems,
            Inc.,
            7.50%, 8/15/06        2,050.0
  6,200,000 Superior
            Wholesale
            Inventory
            Financing Trust,
            5.25%, 3/15/06        6,187.8
  1,000,000 Time Warner,
            Inc.,
            6.10%, 12/30/01
            (c)                   1,005.0
  5,000,000 TRW, Inc.,
            7.09%, 3/25/02        4,981.3
  1,800,000 Unilever Capital
            Corp.,
            7.13%, 11/1/10        1,874.3
    175,000 Valero Energy
            Corp.,
            8.38%, 6/15/05          187.5
  2,000,000 Verizon Global
            Funding Corp.,
            7.75%, 12/1/30
            (c)                   2,097.5
  1,000,000 Vodafone
            Airtouch,
            7.75%, 2/15/10        1,063.7
  2,000,000 Wachovia Corp.,
            6.70%, 6/21/04        2,055.0
  3,000,000 Wal-Mart Stores,
            7.55%, 2/15/30        3,273.7
  3,000,000 Waste
            Management, Inc.
            7.38%, 8/1/10         3,007.5
                               ----------
            Corporate Bonds     106,964.4
 Foreign Bonds (4%)
    369,423 Brazil C-Bond,
            8.00%, 4/15/14          279.4
    250,000 Brazil Discount,
            5.19%, 4/15/24          181.6
    500,000 Bulgaria
            Government Bond,
            2.75%, 7/28/12          376.2
    150,000 Cho Hung-
            Panhandle
            Royalty Co.,
            11.50%, 4/1/10
            (c)                     150.0
    181,939 Croatia
            Government Bond,
            6.25%, 7/31/06          176.5
    300,000 Federal Republic
            of Brazil,
            11.00%, 8/17/40         226.9
    350,000 Federal Republic
            of Brazil,
            5.50%, 4/15/12          248.5
  3,200,000 Government of
            France,
            5.50%, 10/25/07       2,922.9
    100,000 Grupo Iusacell
            SA,
            14.25%, 12/1/06         103.8
    150,000 Korean
            Government Bond,
            8.88%, 4/15/08          165.0
    300,000 Malaysia,
            8.75%, 6/1/09           323.5
    250,000 Mexico,
            6.25%, 12/31/19         217.8
    120,588 Morocco
            Government Bond,
            6.84%, 1/1/09           106.4
    350,000 Panama
            Government Bond,
            10.75%, 5/15/20         357.9



  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
    150,000 Pemex Project
            Funding Master,
            9.13%, 10/13/10
            (c)                 $  151.9
  3,500,000 Republic of
            Austria,
            3.40%, 10/20/04      2,961.2
    350,000 Republic of
            Philippines,
            9.88%, 1/15/19         280.9
    250,000 Republic of
            Poland,
            6.00%, 10/27/14        245.0
    150,000 Republic of
            South Africa,
            9.13%, 5/19/09         156.6
    666,662 Republic of
            Venezuela,
            7.00%, 12/18/07        563.3
    250,000 Russian
            Federation Bond,
            11.75%, 6/10/03        249.4
    250,000 Russian
            Federation,
            12.75%, 6/24/28        223.7
    600,000 Russian
            Federation,
            2.25%, 3/31/30
            (c)                    250.5
    250,000 Russian
            Federation,
            8.75%, 7/24/05         209.4
    150,000 Slovak Wireless
            Financial Co.,
            11.25%, 3/30/07        138.3
 19,300,000 Swedish
            Government,
            6.00%, 2/9/05        1,966.2
    150,000 Total Access
            Communications,
            8.38%, 11/4/06         136.0
    400,000 United Mexican
            States,
            11.38%, 9/15/16        468.0
    350,000 United Mexican
            States,
            9.88%, 2/1/10          376.8
    250,000 United Mexican
            States,
            0.00%, 6/30/03           3.0
                                --------
            Foreign Bonds       14,216.6

 Mortgage Backed Securities
 (47%)
  6,006,814 Credit Suisse
            First Boston
            Mortgage
            Securities
            Corp.,
            6.97%, 12/15/30      6,010.4
  5,600,000 FHLMC,
            4.17%, 5/22/01       5,585.7
  1,600,000 FHLMC,
            5.25%, 1/15/06       1,588.0
  4,284,381 First Union Bank
            of America
            Commercial
            Mortgage Trust,
            5.71%, 10/15/09      4,213.7
  6,000,000 FNMA 2000-40 F,
            7.12%, 12/25/22      6,024.6
  4,400,000 FNMA TBA,
            6.00%, 6/1/16
            (b)                  4,353.2
 23,110,000 FNMA TBA,
            6.50%, 6/1/31
            (b)                 22,806.6
  4,310,000 FNMA TBA,
            7.00%, 6/1/16
            (b)                  4,389.4
 24,650,000 FNMA TBA,
            7.00%, 6/1/31
            (b)                 24,788.5
 12,690,000 FNMA,
            5.50%, 2/15/06      12,721.7
 24,150,000 FNMA,
            5.50%, 3/15/11      23,123.6

--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description    Value (000)
-----------------------------------------------------
  3,000,000 FNMA,
            6.63%, 11/15/10   $  3,120.0
  3,370,000 FNMA,
            6.63%, 11/15/30      3,407.9
  2,400,000 GMAC Commercial
            Mortgage
            Securities,
            Inc.,
            5.99%, 9/15/10       2,393.0
  5,879,279 GMAC Mortgage
            Corp. Loan
            Trust,
            5.93%, 2/25/31       5,882.7
  3,377,633 GNMA #449601,
            8.00%, 6/15/27       3,489.5
  5,980,000 GNMA II TBA,
            6.50%, 6/1/31
            (b)                  5,890.3
 12,380,000 GNMA TBA,
            7.50%, 6/1/31
            (b)                 12,643.1
  8,510,000 GNMA TBA,
            8.00%, 6/1/31
            (b)                  8,789.2
  2,692,463 PNC Mortgage
            Acceptance
            Corp.,
            5.91%, 12/12/09      2,668.5
                              ----------
            Mortgage Backed    163,889.6
            Securities

 U.S. Treasury (27%)
  9,820,000 U.S. Treasury
            Bond,
            6.13%, 11/15/27     10,089.0
 11,840,000 U.S. Treasury
            Bond,
            6.25%, 8/15/23      12,307.4
  3,000,000 U.S. Treasury
            Note ,
            5.50%, 1/31/03       3,060.0
 15,800,000 U.S. Treasury
            Note ,
            5.50%, 2/28/03      16,124.2
  5,400,000 U.S. Treasury
            Note,
            5.00%, 2/15/11       5,263.3
 28,590,000 U.S. Treasury
            Note,
            5.63%, 5/15/08      29,266.7
  4,000,000 U.S. Treasury
            Note,
            5.75%, 8/15/03       4,115.5
  8,160,000 U.S. Treasury
            Note,
            6.50%, 2/15/10       8,789.3
  5,800,000 U.S. Treasury
            Note,
            7.50%, 2/15/05       6,336.7
                              ----------
            U.S. Treasury       95,352.1
 Investment Companies (1%)
  2,290,211 Bunker Hill
            Money Market
            Fund *               2,290.2
                              ----------

 Total (Cost - $428,399.9)     429,075.8
 (a) (123%)

 Liabilities in excess of      (79,675.7)
 Other Assets (-23%)
                              ----------

 Net Assets (100%)            $349,400.1
                              ==========

* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund and securities purchased on a delayed delivery basis.


                                                          Semi-Annual Report

Total Return Fund continued

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $3,760,998
   Unrealized depreciation      (3,085,102)
                                ----------
   Net unrealized appreciation  $  675,896
                                ==========

(b) Security was purchased on a delayed delivery basis.

(c) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Futures Contracts

Number of                           Expiration     Current       Unrealized
Contracts   Contract Type              Date         Value      (Depreciation)
-----------------------------------------------------------------------------
250         U.S. Treasury 10 Year
             Note Future              Jun-01     $25,937,500     $(117,106)

Open Forward Currency Contracts

Delivery                                Contract        Contract         Unrealized
Date         Currency                    Price           Value          Appreciation
------------------------------------------------------------------------------------
Assets:
5/31/01      Euro (Sell)                 1.12869       $6,247,211         $71,907
5/31/01      Swedish Krona (Sell)       10.26224        2,018,016           9,683
                                                       ----------         -------
                                                       $8,265,227         $81,590
                                                       ==========         =======

                       See notes to financial statements.

  Paydenfunds

High Income Fund

The High Income Fund seeks to realize a high level of current income while pro-viding for capital appreciation by investing in a diversified portfolio of be-low investment grade bonds. The Fund invests at least 65% of its total assets in below investment grade bonds.

Statistics

-----------------------------------
Net Assets (in millions)     $147.8
Number of Issues                117
Average Maturity          7.7 years
SEC Yield                     9.18%
-----------------------------------

Portfolio Composition

-----------------------------
Corporate                 91%
Foreign Government Bonds   3%
Cash Equivalent            3%
U.S. Treasury              2%
Asset Backed               1%
-----------------------------

Credit Quality

---------------
AAA          5%
BBB          3%
BB          38%
B or below  54%
---------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Asset Backed Securities (1%)
   250,000 Ford 98 A Class D,
           7.50%, 5/16/03 (b)       $  250.8
 1,000,000 Ford 98 B Class E,
           7.50%, 11/15/03           1,005.7
                                    --------
           Asset Backed
           Securities                1,256.5

 Foreign Bonds (3%)
 1,500,000 Brazil Global Bond,
           10.13%, 5/15/27           1,111.5
 1,500,000 Bulgaria,
           6.06%, 7/28/24            1,102.5
   750,000 Panama Government
           Bond,
           10.75%, 5/15/20             766.9
 1,000,000 Philippine Government
           Bond,
           9.88%, 3/16/10              935.0
 1,000,000 United Mexican
           States,
           8.50%, 2/1/06             1,021.0
                                    --------
           Foreign Bonds             4,936.9

 Corporate Bonds (89%)
 Basic Materials (4%)
 1,200,000 AK Steel Corp.,
           9.13%, 12/15/06           1,224.0
 1,750,000 Lyondell Chemical
           Co.,
           9.88%, 5/1/07             1,815.6
 1,600,000 Pacifica Papers,
           Inc.,
           10.00%, 3/15/09           1,712.0
 1,350,000 Packaging Corp. of
           America,
           9.63%, 4/1/09             1,451.3
                                    --------
           Basic Materials           6,202.9

 Building & Construction (5%)
 1,000,000 Albecca, Inc.,
           10.75%, 8/15/08             977.5
 1,200,000 D.R. Horton, Inc.,
           8.00%, 2/1/09             1,182.0
 1,700,000 K B Home,
           9.50%, 2/15/11            1,691.5
 1,500,000 Ryland Group,
           9.75%, 9/1/10             1,567.5


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,500,000 Toll Brothers, Inc.,
           8.25%, 2/1/11            $ 1,477.5
                                    ---------
           Building &
           Construction               6,896.0

 Cable Systems (4%)
 1,150,000 Adelphia
           Communications,
           7.88, 5/1/09               1,040.7
 1,000,000 Adelphia Term Loan,
           7.61%, 12/31/09              996.3
 1,500,000 Charter Communication
           Holdings LLC,
           8.63%, 4/1/09              1,458.7
 1,600,000 Rogers
           Communications,
           8.88%, 7/15/07             1,600.0
 1,100,000 Time Warner Telecom
           LLC,
           9.75%, 7/15/08             1,078.0
                                    ---------
           Cable Systems              6,173.7

 Consumer Cyclicals (7%)
 1,100,000 Bally Total Fitness,
           9.88%, 10/15/07            1,075.2
 1,500,000 Felcor Lodging,
           9.50%, 9/15/08 (b)         1,560.0
 1,250,000 HMH Properties,
           7.88%, 8/1/08              1,212.5
 1,250,000 Kmart,
           9.38%, 2/1/06              1,271.9
 1,850,000 Meristar Hospitality
           Corp.,
           9.00%, 1/15/08 (b)         1,863.9
 1,000,000 Prime Hospitality
           Corp.,
           9.75%, 4/1/07              1,012.5
   500,000 Prime Hospitality,
           9.25%, 1/15/06               512.5
 1,500,000 Stone Container,
           9.75%, 2/1/11 (b)          1,554.4
   700,000 United Rentals North
           America,
           10.75% 4/15/08 (b)           701.7
                                    ---------
           Consumer Cyclicals        10,764.6


                                                          Semi-Annual Report

High Income Fund continued

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Consumer Staples (2%)
 1,000,000 Dominos, Inc.,
           10.38%, 1/15/09          $ 1,005.0
 1,500,000 Fleming Company,
           10.13%, 4/1/08 (b)         1,552.5
                                    ---------
           Consumer Staples           2,557.5

 Energy (10%)
 1,700,000 AES Corp.,
           9.50%, 6/1/09              1,761.6
   375,000 Calpine Corp.,
           8.75%, 7/15/07               378.8
 1,000,000 Calpine Corp.,
           9.25%, 2/1/04              1,000.0
 1,300,000 Chesapeake Energy
           Corp.,
           8.13%, 4/1/11 (b)          1,265.9
 2,000,000 CMS Energy Corp.,
           9.88%, 10/15/07            2,122.5
 1,500,000 Grant Prideco, Inc.,
           9.63%, 12/1/07 (b)         1,582.5
 1,400,000 Nuevo Energy Co.,
           9.50%, 6/1/08              1,400.0
 1,500,000 Ocean Energy, Inc.,
           8.88%, 7/15/07             1,590.0
 1,350,000 Orion Power Holdings,
           Inc.,
           12.00%, 5/1/10 (b)         1,491.7
   750,000 Pogo Producing,
           10.33%, 2/15/09              821.2
 1,000,000 Pogo Producing,
           8.75%, 5/15/07             1,025.0
                                    ---------
           Energy                    14,439.2

 Gaming (13%)
 1,000,000 Ameristar Casinos,
           10.75%, 2/15/09            1,025.0
 1,000,000 Anchor Gaming,
           9.88%, 10/15/08            1,070.0
 1,100,000 Argosy Gaming,
           10.75%, 6/1/09             1,181.1
 1,500,000 Boyd Gaming Corp.,
           9.50%, 7/15/07             1,447.5
 1,700,000 Harrahs Operating
           Co.,
           7.88%, 12/15/05            1,721.3
 1,200,000 Hollywood Park,
           9.25%, 2/15/07             1,182.0
 1,350,000 Horseshoe Gaming,
           9.38%, 6/15/07             1,397.3
 1,600,000 International Game
           Technology, 8.38%,
           5/15/09                    1,654.0
 1,000,000 Mandalay Resort
           Group,
           10.25%, 8/1/07             1,048.8
   700,000 Mandalay Resort
           Group,
           9.25%, 12/1/05               706.1
 1,500,000 MGM Grand Inc.,
           9.75%, 6/1/07              1,605.0
   250,000 Park Place
           Entertainment,
           7.88%, 12/15/05              250.9
 1,475,000 Park Place
           Entertainment,
           9.38%, 2/15/07             1,539.5
 1,450,000 Premier Parks, Inc.,
           9.25%, 4/1/06              1,477.2

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 1,250,000 Station Casinos,
           8.88%, 12/1/08          $  1,262.5
                                   ----------
           Gaming                    18,568.2

 Health Care (7%)
 1,600,000 Advancepcs,
           8.50%, 4/1/08 (b)          1,632.0
   500,000 Davita, 144A,
           9.25%, 4/15/11 (b)           516.3
 1,500,000 Fresenius Medical,
           7.88%, 2/1/08              1,462.5
 1,250,000 HCA-The Healthcare
           Co.,
           7.25%, 5/20/08             1,228.1
 1,550,000 Health Net, 144A,
           8.38%, 4/15/11 (b)         1,530.6
 1,000,000 HealthSouth,
           10.75%, 10/1/08            1,072.5
 1,100,000 Lifepoint Hospitals
           Holding,
           10.75%, 5/15/09            1,226.5
   750,000 Triad Hospitals
           Holdings 144A,
           8.75%, 5/1/09 (b)            765.0
   750,000 Triad Hospitals
           Holdings,
           11.00%, 5/15/09              821.2
                                   ----------
           Health Care               10,254.7

 Industrial (11%)
 1,475,000 Allied Waste of North
           America,
           10.00%, 8/1/09             1,524.8
   100,000 Allied Waste of North
           America,
           7.88%, 1/1/09                 98.1
 1,500,000 American Standard,
           7.38%, 2/1/08              1,492.5
 1,350,000 Ball Corp.,
           7.75%, 8/1/06              1,373.6
 1,100,000 BE Aerospace, 8.00%,       1,061.5
           3/1/08
 1,350,000 Fisher Scientific          1,353.4
           International, 9.00%,
           2/1/08
 1,500,000 Flextronics                1,492.5
           International, 9.88%,
           7/1/10
 1,400,000 K&F Industries,            1,438.5
           9.25%, 10/15/07
 1,250,000 Pierce Leahy, 8.13%,       1,237.5
           5/15/08
 1,000,000 Reliance Industries,         860.2
           10.50%, 8/6/46 (b)
 1,700,000 Scotts, 8.63%,             1,734.0
           1/15/09
   750,000 Tembec Industries,           772.5
           Inc., 8.63%, 6/2/09
   900,000 Tenaga Nasional,             837.0
           7.63%, 4/1/11 (b)
 1,500,000 Vantico Group SA,          1,349.4
           12.00%, 8/1/10 (Euro)
                                   ----------
           Industrial                16,625.5

 Multimedia (7%)
 1,000,000 Ackerly,
           9.00%, 1/15/09               907.5
 1,550,000 Cadmus Communication
           Corp.,
           9.75%, 6/1/09              1,420.2
 1,500,000 CSC Holdings, Inc.,
           8.13%, 7/15/09             1,503.7
 1,000,000 Cumulus Media,
           10.38%, 7/1/08               915.0
 1,750,000 Lamar Media Corp.,
           8.63%, 9/15/07             1,785.0
 1,000,000 Nextstar Financial,
           12.00%, 4/1/08 (b)           982.5





  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

                         Security
 Principal or Shares    Description            Value (000)
----------------------------------------------------------
           1,200,000 Primedia, Inc.,
                     7.63%, 4/1/08
                     (b)                        $ 1,128.0
           1,500,000 Young
                     Broadcasting,
                     10.00%, 3/1/11
                     (b)                          1,447.5
                                               ----------
                     Multimedia                  10,089.4

 Telecommunications (17%)
           1,500,000 American
                     Celluar,
                     9.50%, 12/15/09
                     (b)                          1,455.0
           1,500,000 Crown Castle
                     International
                     Corp., 10.75,
                     8/1/11                       1,601.2
           1,250,000 Echostar
                     Broadband Corp.,
                     10.38%, 10/1/07              1,293.7
           1,500,000 Exodus
                     Communications,
                     10.75%, 12/15/09             1,140.0
           1,750,000 Flag LTD, 8.25%,
                     1/30/08                      1,592.5
           1,500,000 Global Crossing
                     Holding LTD,
                     9.50%, 11/15/09              1,395.0
           1,600,000 Insight Midwest,
                     10.50&, 11/1/10
                     (b)                          1,728.0
             850,000 Kpnqwest, 8.13%, 6/1/09        701.3
             750,000 Kpnqwest, 8.88%,
                     2/1/08 (Euro)                  588.3
           1,500,000 Level 3
                     Communications,
                     9.13%, 5/1/08                  975.0
           1,250,000 McLeodUSA, Inc.,
                     9.25%, 7/15/07                 993.8
           1,500,000 Nextel
                     Communications,
                     0.00%, 2/15/07               1,020.0
           1,250,000 Nextlink
                     Communications,
                     10.75%, 11/15/08               612.5
           1,200,000 NTL, Inc.,
                     10.00%, 10/31/02               990.0
           1,250,000 Price
                     Communications
                     Wireless, Inc.,
                     9.13%, 12/15/06              1,293.8
           1,350,000 SBA
                     Communications,
                     10.25%, 2/1/09               1,333.1
           1,150,000 Sinclair
                     Broadcasting,
                     9.00%, 7/15/07               1,060.9
             750,000 Slovak Wireless
                     Financial Co.,
                     11.25%, 3/30/07                691.3
           1,350,000 Spectrasite
                     Holdings,
                     12.50%, 11/15/10             1,323.0
           1,500,000 Telecorp PCS,
                     Inc.,
                     10.63%, 7/15/10              1,410.0
           1,500,000 Total Access
                     Communications,
                     8.38%, 11/4/06               1,360.2
           1,500,000 Williams
                     Communication,
                     10.88%, 10/1/09                675.0
                                               ----------
                     Telecommunications          25,233.6

 Transportation (2%)
           1,500,000 Air Canada,
                     10.25%, 3/15/11
                     (b)                          1,477.5
           1,000,000 Atlas Air ,
                     Inc.,
                     9.25%, 4/15/08                 950.0
           1,100,000 Northwest
                     Airlines, Inc.,
                     8.52%, 4/7/04                1,083.5
                                               ----------
                     Transportation               3,511.0
                                               ----------
                     Corporate Bonds            131,316.3

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 U.S. Treasury (2%)
   500,000 U.S. Treasury Note,
           5.88%, 11/15/04         $    518.0
 2,000,000 U.S. Treasury Note,
           6.50%, 2/28/02             2,050.3
                                   ----------
           U.S. Treasury              2,568.3

 Investment Companies (3%)
 4,015,482 Bunker Hill Money
           Market Fund *              4,015.5
                                   ----------

 Total (Cost - $145,096.6) (a)
 (98%)                              144,093.5

 Other Assets, net of Liabilities
 (2%)                                 3,683.9
                                   ----------

 Net Assets (100%)                 $147,777.4
                                   ==========

* Affiliated Investment

All of the securities listed above are held by the custodian in a segregated account except Bunker Hill Money Market Fund.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 3,806,028
   Unrealized depreciation       (4,809,129)
                                -----------
   Net unrealized depreciation  $(1,003,101)
                                ===========

(b) Security exempt from registration under Rule 144(b) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Open Forward Currency Contracts

Delivery                             Contract            Contract             Unrealized
Date           Currency               Price               Value              Appreciation
-----------------------------------------------------------------------------------------
Assets:
5/31/01        Euro (sell)           1.12869            $2,743,749             $32,640


                       See notes to financial statements.

                                                          Semi-Annual Report

Short Duration Tax Exempt Fund

The Short Duration Tax Exempt Fund seeks to earn federal tax-free income by in-vesting in debt obligations that are exempt from federal income tax, consistent with preservation of capital. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Statistics

-----------------------------------
Net Assets (in millions)      $13.8
Number of Issues                 31
Average Maturity          2.7 years
SEC Yield                     3.47%
-----------------------------------


Portfolio Composition

------------------------------
Insured Bonds              50%
General Obligations Bonds  20%
Revenue Bonds              12%
Pre-Refunded Bonds         12%
Cash Equivalent             6%
------------------------------

Credit Quality

--------
AAA  65%
AA   27%
A     4%
BBB   4%
--------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 General Obligations (51%)
  440,000  City of Manhattan,
           KS, 4.75%, 12/15/01      $  440.9
  600,000  Dade Co., FL School
           District (MBIA),
           6.50%, 8/01/03              637.5
    5,000  District of Columbia
           (MBIA), 6.60%, 6/1/03         5.1
  370,000  Dodge, KS Unified
           School District #443
           (FSA), 8.25%, 9/1/03        406.5
  500,000  Florida State Board
           of Education Capital
           Outlay, 5.00%, 6/1/03       514.4
  410,000  Florida State Dept.
           of Trans. (MBIA),
           5.70%, Prerefunded
           7/1/05                      442.8
  400,000  Knoxville, TN Bond
           Anticipation Nts,
           5.00%, 6/1/02               407.8
  780,000  Lewisville, TX Indpt.
           School District
           (PSFG), 6.25%,
           8/15/04                     804.4
  220,000  Lewisville, TX Indpt.
           School District
           (PSFG), 6.25%,
           Prerefunded 8/15/02         228.0
  500,000  Louisiana State
           (FGIC),
           5.25%, 11/15/04             525.6
  500,000  Mississippi State,
           5.20%, 12/15/01             506.6
  500,000  New York, NY,
           7.50%, Prerefunded
           8/15/04                     565.0
  400,000  Pennsylvania State,
           6.60%, Prerefunded
           11/1/2001                   412.7
  500,000  Snohomish Co., WA
           Everett School
           District #002 (MBIA),
           7.00%, 12/1/01              511.4
  565,000  Clark Co., NV School
           District (MBIA),
           5.25%, 6/15/02              577.0
                                    --------
           General Obligations       6,985.7

 Revenue (42%)
 Electric & Gas (4%)
  500,000  Massachusetts
           Municipal Wholesale
           Electric, 6.38%,
           7/1/01                      502.3

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Health Care (3%)
  500,000  Massachusetts State
           Health & Educational
           Facilities,
           5.00%, 7/1/01             $ 501.3
 Pollution Control (4%)
  500,000  Illinois Development
           Finance Auth.
           (MBIA), 7.25%, 6/1/11       511.1

 Transportation (14%)
  530,000  Colorado Dept. of
           Trans. (AMBAC),
           6.00%, 6/15/08              582.3
  500,000  New Jersey State
           Transit Corp.
           (AMBAC), 5.00%,
           2/1/03                      506.4
  500,000  New York, NY City
           Transitional Fin.
           Auth., 5.25%, 2/1/05        523.7
  300,000  Wisconsin State
           Trans. Revenue
           (MBIA), 6.25%, 7/1/02       309.8
                                     -------
           Transportation            1,922.2

 Water & Sewer (17%)
  400,000  Houston, TX Water &
           Sewer System (MBIA),
           6.20%, Prerefunded
           12/1/05                     439.5
  350,000  Massachusetts State
           Water Resources Auth.
           (MBIA), 6.25%,
           11/1/10                     367.9
  290,000  Ohio State Water
           Development Auth.
           (AMBAC), 6.00%,
           12/1/08                     302.7
  210,000  Ohio State Water
           Development Auth.
           (AMBAC), 6.00%,
           Prerefunded 12/1/04         226.3
  500,000  South Carolina Public
           Service Auth.
           (AMBAC), 6.10%,
           Prerefunded 7/1/02          525.6
  500,000  Washington Co., OR
           Uni. Sewer (AMBAC),
           6.13%, Prerefunded
           10/1/04                     538.8
                                     -------
           Water & Sewer             2,400.8
                                     -------
           Revenue                   5,837.7

  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Variable Rate Demand Notes (4%)
    400,000 Gulf Coast Waste
            Disposal Auth., TX
            3.15%, 6/1/20           $   400.0
    100,000 Sublette Co.,
            Wyoming
            3.70%, 11/1/14              100.0
                                    ---------
            Variable Rate Demand
            Notes                       500.0

 Investment Companies (2%)
    302,482 Dreyfus Tax Exempt
            Cash Management Fund        302.5

                                    ---------
 Total (Cost - $13,480.2) (a)
 (99%)                               13,625.9

 Other Assets, net of Liabilities
 (1%)                                   179.3
                                    ---------

 Net Assets (100%)                  $13,805.2
                                    =========

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $160,347
   Unrealized depreciation       (14,712)
                                --------
   Net unrealized appreciation  $145,635
                                ========

(b) All or a portion of the security is held by the custodian in a segregated account.

  AMBAC: Ambac Assurance Corporation
  FGIC:  Financial Guaranty Insurance Company
  MBIA:  MBIA Insurance Corp.
  PSFG:  Permanent School Fund Guarantee

                       See notes to financial statements.

                                                          Semi-Annual Report

Tax Exempt Bond Fund

The Tax Exempt Bond Fund seeks to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax, consistent with preservation of capital. The Fund generally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Statistics

-----------------------------------
Net Assets (in millions)      $24.9
Number of Issues                 27
Average Maturity          8.8 years
SEC Yield                     3.97%
-----------------------------------

Portfolio Composition

------------------------------
General Obligations Bonds  34%
Insured Bonds              20%
Revenue Bonds              31%
Pre-Refunded Bonds          9%
Cash Equivalent             6%
------------------------------

Credit Quality

--------
AAA  49%
AA   46%
A     3%
BBB   2%
--------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
 General Obligations (44%)
 Limited (3%)
    700,000 Clark Co., NV
            School Dist.
            (MBIA),
            5.88%,
            Prerefunded
            6/15/13             $   759.5

 Unlimited (41%)
  1,500,000 Florida State
            Board of
            Education,
            5.75%, 6/01/12        1,629.4
  1,000,000 Fort Worth, TX
            Independent
            School District
            (PSFG),
            0.00%, 2/15/06          812.5
  1,000,000 Georgia State,
            5.00%, 3/1/13         1,026.2
  1,000,000 Glendale, AZ,
            5.30%, 7/1/12         1,042.5
      5,000 Honolulu, HI
            City & Co.,
            5.00%, Escrowed
            To Maturity
            10/1/02                   5.1
  1,000,000 Minnesota State,
            5.50%, 6/1/08         1,077.5
  1,000,000 Mississippi
            State,
            5.80%,
            Prerefunded
            6/1/04                1,061.2
  1,425,000 New Jersey
            State,
            5.5%, 8/1/08          1,535.4
  1,000,000 Virginia State,
            6.10%, 6/1/06         1,062.5
  1,000,000 Washington
            State,
            5.63%, 7/1/14         1,051.3
                                ---------
            Unlimited            10,303.6
                                ---------

            General              11,063.1
            Obligations

 Revenue (50%)
 Education (4%)
  1,000,000 West Virginia
            University
            (MBIA),
            5.50%, 4/1/16         1,045.0

 Electric & Gas (6%)
    500,000 Massachusetts
            Municipal
            Wholesale
            Electric,
            6.38%, 7/1/01           502.3

--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
 ------------------------------------------------------
  1,000,000 Los Angeles, CA,
            Water & Power
            (MBIA),
            5.25%, 7/1/12       $ 1,037.5
                                ---------
            Electric & Gas        1,539.8

 Health Care (3%)
    800,000 California
            Health
            Facilities
            Financing Auth.,
            5.00%, 10/1/18          741.0

 Housing (7%)
    400,000 Idaho Housing
            and Finance
            Association,
            5.20%, 7/1/27           409.5
  1,000,000 Virginia State
            Housing
            Development
            Auth.,
            6.30%, 7/1/11         1,027.4
    170,000 Wisconsin
            Housing &
            Economic
            Development
            Auth.,
            5.30%, 11/1/05          175.3
                                ---------
            Housing               1,612.2

 Special Revenue (6%)
  1,250,000 Oregon State
            Dept. of
            Administrative
            Services (FSA),
            5.75%, 4/1/14         1,329.7

 Transportation (15%)
  1,025,000 Arapahoe Co., CO
            Capital
            Improvement,
            6.90%,
            Prerefunded
            8/31/05               1,176.2
  1,000,000 Kansas State
            Dept. of Trans.,
            5.50%, 9/1/08         1,077.5
  1,465,000 Port Auth. of
            New York &
            New Jersey,
            5.80%, 12/1/12        1,534.6
                                ---------
            Transportation        3,788.3

 Water & Sewer (9%)
  1,000,000 Massachusetts
            State Water
            Pollution
            Abatement,
            5.25%, ETM
            8/1/14                1,041.3


  Paydenfunds

--------------------------------------------------------------------------------

 Principal      Security
 or Shares     Description     Value (000)
------------------------------------------------------
  1,070,000 Michigan
            Municipal Bond
            Auth.,
            5.50%, 10/1/09      $ 1,150.2
                                ---------
            Water & Sewer         2,191.5
                                ---------

            Revenue              12,247.5

 Variable Rate Demand Notes
 (5%)
  1,200,000 Kemmerer WY,
            Pollution
            Control,
            3.45%, 11/1/14        1,200.0
    100,000 Metropolitan
            Nashville
            Airport Auth.,
            TN
            3.60%,10/1/12           100.0
                                ---------
            Variable Rate         1,300.0
            Demand Notes
 Investment Companies (0%)
     52,801 Dreyfus Tax
            Exempt Cash
            Management Fund,
            3.79%, 5/1/01            52.8
                                ---------

 Total (Cost - $24,057.4) (a)    24,663.4
 (99%)

 Other Assets, net of
 Liabilities (1%)                   220.4
                                ---------
 Net Assets (100%)              $24,883.8
                                =========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 746,692
   Unrealized depreciation       (140,670)
                                ---------
   Net unrealized appreciation  $ 606,022
                                =========

AMBAC:  AMBAC Indemnity Corporation
FSA:    Financial Security Assurance Inc.
MBIA:   MBIA Insurance Corp.
PSFG:   Permanent School Fund Guarantee

                       See notes to financial statements.

                                                          Semi-Annual Report

California Municipal Income Fund

The California Municipal Income Fund seeks to earn federal and California tax-free income by investing in debt obligations which are exempt from federal and California income tax, consistent with preservation of capital. The Fund gener-ally invests in investment grade debt securities, but may invest up to 25% of its assets in below investment grade securities.

Statistics

-----------------------------------
Net Assets (in millions)      $37.2
Number of Issues                 36
Average Maturity          8.0 years
SEC Yield                     4.00%
-----------------------------------

Portfolio Composition

------------------------------
Insured Bonds              65%
Revenue Bonds              15%
Pre-Refunded Bonds          3%
General Obligations Bonds   7%
Cash Equivalent            10%
------------------------------

Credit Quality

------------------------------
AAA                        72%
AA                         20%
A                           3%
BBB                         5%
------------------------------

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description                Value (000)
-----------------------------------------------------------
 General Obligations (34%)
 1,150,000 California State
           General Obligation
           Bond (MBIA),
           5.00%, 10/1/09                        $ 1,198.9
 1,375,000 Central Valley School
           Districts
           Financing Auth.
           (MBIA),
           6.25%, 2/1/11                           1,555.5
   500,000 Central Valley School
           Districts
           Financing Auth.
           (MBIA),
           6.05%, 8/1/07                             551.3
 1,310,000 Fresno, CA Unified School District
           (FGIC),
           5.13%, 8/1/08                           1,378.8
 1,195,000 Fresno, CA Unified
           School District
           (MBIA),
           5.80%, 2/1/11                           1,310.0
 1,000,000 Los Angeles, CA,
           5.00%, 9/1/10                           1,040.0
 1,340,000 Los Angeles, CA
           Unified School
           District (FGIC),
           6.00%, 7/1/14                           1,490.7
 1,300,000 Oakland, CA Unified
           School District
           of Alameda Co.
           (MBIA),
           5.25%, 8/1/11                           1,366.6
   900,000 Puerto Rico
           Commonwealth (MBIA),
           6.25%, 7/1/08                           1,020.4
 1,560,000 Sacramento City
           Unified School
           District,
           5.75%, 7/1/15                           1,667.2
                                                 ---------
           General Obligations                    12,579.4

 Revenue (56%)
 Education (5%)
 1,000,000 California
           Educational
           Facilities Auth.
           (MBIA),
           5.75%, Prerefunded
           9/1/06                                  1,105.0


--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
   700,000 University of
           California Revenue
           (MBIA),
           6.38%, Prerefunded
           9/1/02                      742.0
                                     -------
           Education                 1,847.0

 Electric & Gas (6%)
 1,060,000 Glendale, CA Electric
           Works (MBIA), 5.75%,
           2/1/14                    1,134.2
 1,000,000 Puerto Rico Electric
           Power Auth. and
           Power,
           5.00%, 7/1/03             1,031.2
                                     -------
           Electric & Gas            2,165.4

 Health Care (3%)
   200,000 California Health
           Facilities Financing
           Auth.,
           5.00%, 10/1/18              185.3
 1,000,000 California Health
           Facilities Financing
           Auth.,
           5.88%, ETM 11/1/23        1,081.2
                                     -------
           Health Care               1,266.5

 Housing (1%)
   285,000 California Housing
           Finance Agency
           (MBIA),
           5.20%, 8/1/26               285.3
 Lease (5%)
 1,085,000 Alameda County, CA
           Certificates of
           Participation (MBIA),
           5.38%, 6/1/09             1,158.2
   500,000 San Diego County, CA
           Certificate
           Participation,
           5.50%, 2/1/13 (b)           502.5
                                     -------
           Lease                     1,660.7

  Paydenfunds

Schedule of Investments - April 30, 2001
--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Special Revenue (1%)
   500,000 Puerto Rico
           Commonwealth
           Infrastructure
           Financing Auth. SPL,
           5.50%, 10/1/17           $   522.5

 Special Tax (9%)
 1,215,000 Fontana, CA
           Redevelopment Agency,
           4.75%, 10/1/04             1,233.2
 1,000,000 Monrovia, CA
           Redevelopment Agency
           (AMBAC),
           6.70%, 5/1/21              1,049.7
 1,000,000 San Dimas, CA
           Redevelopment Agency
           (FSA),
           6.75%, 9/1/16              1,029.6
                                    ---------
           Special Tax                3,312.5

 Transportation (17%)
 1,100,000 Los Angeles County,
           CA Trans. Commission,
           6.50%, Prerefunded
           7/1/02                     1,161.9
   500,000 Los Angeles County,
           CA Trans. Commission
           (MBIA),
           6.50%, Prerefunded
           7/1/01                       512.7
 1,000,000 Puerto Rico
           Commonwealth Hwy. &
           Trans. Auth. (FSA),
           5.50%, 7/1/15              1,080.0
 1,000,000 San Bernardino Co.,
           CA Trans. Auth.
           (AMBAC),
           5.00%, 3/1/07              1,045.0
 1,025,000 San Diego County
           Regional Trans.
           Commission (AMBAC),
           6.00%, 4/1/06              1,114.7
 1,470,000 San Mateo County, CA
           Transit District
           (MBIA),
           5.50%, 6/01/17             1,549.0
                                    ---------
           Transportation             6,463.3


 Water & Sewer (9%)
 1,000,000 East Bay Municipal
           Utility District
           (MBIA),
           6.00%, 6/1/12              1,042.2
 1,000,000 Eastern Municipal
           Water District,
           (FGIC)
           5.25%, 7/1/07              1,061.3
 1,000,000 Sacramento County
           Sanitation Districts
           Financing,
           6.00%, 12/1/15             1,098.8
                                    ---------
           Water & Sewer              3,202.3
                                    ---------
           Revenue                   20,725.5

 Variable Rate Demand Notes (9%)
 1,400,000 California Pollution
           Control Financing
           Auth.
           3.60%, 12/1/12             1,400.0
 1,500,000 Irvine Ranch CA
           3.30%, 9/1/06              1,500.0
   600,000 Orange County, CA
           4.00%, 8/15/15               600.0
                                    ---------
           Variable Rate Demand
           Notes                      3,500.0

--------------------------------------------------------------------------------

 Principal
 or Shares  Security Description   Value (000)
----------------------------------------------
 Investment Companies (0%)
  52,507   Dreyfus State Tax
           Exempt,
           3.36%, 5/1/01            $    52.5
                                    ---------
 Total (Cost - $36,103.2) (a)
 (99%)                               36,857.4

 Other Assets, net of Liabilities
 (1%)                                   343.2
                                    ---------
 Net Assets (100%)                  $37,200.6
                                    =========


(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

   Unrealized appreciation      $ 868,110
   Unrealized depreciation       (113,962)
                                ---------
   Net unrealized appreciation  $ 754,148
                                =========

(b) All or a portion of the security is held by the custodian in a segregated account as collateral.

AMBAC: AMBAC Indemnity Corporation
FGIC: Financial Guaranty Insurance Company
FSA: Financial Security Assurance Inc.
MBIA: MBIA Insurance Corp.

                       See notes to financial statements.

                                                          Semi-Annual Report

Statements of Assets & Liabilities

April 30, 2001

                                          Global                    Emerging
                                        Short Bond   Global Fixed    Markets
                                           Fund      Income Fund    Bond Fund
                                        ===========  ============  ===========
ASSETS:
Investments, at value*................. $45,900,206  $370,538,290  $31,148,273
Foreign cash...........................       5,975           731          933
Cash...................................
Receivable for:
 Interest and dividends................     807,239     7,394,199      670,014
 Investments sold......................   1,558,718                     22,109
 Fund shares sold......................     939,636        34,402
 Futures and options contracts.........      95,118        12,631
 Forward currency contracts............     298,144     2,402,250        8,213
Receivable from Advisor (Note 3).......
Other assets...........................      19,107        68,597        7,431
                                        -----------  ------------  -----------
   Total Assets........................  49,624,143   380,451,100   31,856,973
                                        -----------  ------------  -----------

LIABILITIES:
Payable for:
 Forward currency contracts............     141,655       426,463
 Investments purchased.................   1,542,903
 Fund shares redeemed..................         954     1,007,085      250,740
 Futures and options contracts.........
 TBA sales commitments.................
Distributions payable..................
Accrued expenses:
 Investment advisory fees (Note 3).....       1,080        94,599        8,356
 Administration fees (Note 3)..........       3,220        25,226        2,130
Other liabilities......................      63,952       147,844       32,191
                                        -----------  ------------  -----------
   Total Liabilities...................   1,753,764     1,701,217      293,417
                                        -----------  ------------  -----------
   NET ASSETS.......................... $47,870,379  $378,749,883  $31,563,556
                                        ===========  ============  ===========

NET ASSETS:
Paid in capital........................ $57,835,543  $382,485,326  $31,441,457
Undistributed net investment income....     460,757    (1,430,785)     706,206
Distributions in excess of net
 investment income
Undistributed net realized gains
 (losses) from investments.............  (8,737,079)   13,999,979     (270,499)
Net unrealized appreciation
 (depreciation) from:
 Investments...........................  (1,940,142)  (18,463,205)    (321,777)
 Translation of assets and liabilities
  in foreign currencies................     251,300     2,158,568        8,169
                                        -----------  ------------  -----------
   NET ASSETS.......................... $47,870,379  $378,749,883  $31,563,556
                                        ===========  ============  ===========
 Outstanding shares of beneficial
  interest.............................   4,903,474    37,204,052    2,882,125
                                        ===========  ============  ===========
 NET ASSET VALUE--offering and
  redemption price per share........... $      9.76  $      10.18  $     10.95
                                        ===========  ============  ===========
-------
* Investments, at cost.................... $47,840,348 $388,751,719 $31,470,050


                       See notes to financial statements.

  Paydenfunds

    Global       European       World                              U.S. Growth   Small Cap
   Balanced     Aggressive     Target      Growth &     Market       Leaders      Leaders
     Fund       Growth Fund  Twenty Fund  Income Fund Return Fund     Fund         Fund
  ===========   ===========  ===========  =========== ===========  ===========  ===========
  $ 9,707,452   $34,025,388  $ 5,265,062  $91,796,555 $52,890,726  $14,260,794  $18,147,908
       11,395        79,592                                              1,933
                                   1,429       13,139      12,800       13,658       21,406
       97,220        26,535        6,586       68,740     202,722        7,255       34,384
                  3,120,709       16,514                                            278,040
                        500                                                          12,580
       50,859
       51,069
        2,169                      1,786                                   326
        4,153        28,266        7,481       14,370       8,113        1,139        3,389
  -----------   -----------  -----------  ----------- -----------  -----------  -----------
    9,924,857    37,280,990    5,298,858   91,892,804  53,114,361   14,285,105   18,497,707
  -----------   -----------  -----------  ----------- -----------  -----------  -----------

       57,175        12,207
                    743,719      677,988                1,101,439      514,716      314,233
        9,779        53,422
                                                          173,250      168,725
                     14,019                    29,162       5,032                     3,598
          627         2,211          275        5,689       3,231          826        1,100
       21,016        45,015       17,849       44,404      35,948       19,034       21,362
  -----------   -----------  -----------  ----------- -----------  -----------  -----------
       88,597       870,593      696,112       79,255   1,318,900      703,301      340,293
  -----------   -----------  -----------  ----------- -----------  -----------  -----------
  $ 9,836,260   $36,410,397  $ 4,602,746  $91,813,549 $51,795,461  $13,581,804  $18,157,414
  ===========   ===========  ===========  =========== ===========  ===========  ===========

  $10,222,711   $54,939,673  $ 8,569,359  $85,143,149 $63,436,060  $18,085,358  $16,782,139
       14,261      (159,456)     (13,385)      79,542     133,656       74,148       88,563
      (36,744)   (5,770,416)  (1,777,587)     299,873 (10,878,859)  (3,453,729)    (539,130)
     (357,114)  (12,555,492)  (2,175,552)   6,290,985    (895,396)  (1,124,010)   1,825,842
       (6,854)      (43,912)         (89)                                   37
  -----------   -----------  -----------  ----------- -----------  -----------  -----------
  $ 9,836,260   $36,410,397  $ 4,602,746  $91,813,549 $51,795,461  $13,581,804  $18,157,414
  ===========   ===========  ===========  =========== ===========  ===========  ===========
    1,017,974     3,179,405      885,941    7,630,276   4,638,864    1,672,480    1,705,952
  ===========   ===========  ===========  =========== ===========  ===========  ===========
  $      9.66   $     11.45  $      5.20  $     12.03 $     11.17  $      8.12  $     10.64
  ===========   ===========  ===========  =========== ===========  ===========  ===========
  $10,100,391   $46,580,880  $ 7,440,614  $85,505,570 $52,612,777  $15,321,232  $16,322,065

                       See notes to financial statements.

                                                          Semi-Annual Report

Statements of Assets & Liabilities continued

April 30, 2001

                           Bunker Hill    Limited        Short         U.S.
                           Money Market   Maturity       Bond       Government
                               Fund         Fund         Fund          Fund
                           ============ ============  ===========  ============
ASSETS:
Investments, at value*...  $157,626,867 $140,992,013  $66,508,127  $ 58,185,340
Foreign cash.............
Cash.....................
Receivable for:
  Interest and
   dividends.............       790,105    1,156,463    1,030,266       642,812
  Investments sold.......                    547,273    1,152,987
  Fund shares sold.......    34,518,552
  Futures and options
   contracts.............
  Forward currency
   contracts.............
Receivable from Advisor
 (Note 3)................
Other assets.............        23,013       12,755        8,085         5,098
                           ------------ ------------  -----------  ------------
    Total Assets.........   192,958,537  142,708,504   68,699,465    58,833,250
                           ------------ ------------  -----------  ------------
LIABILITIES:
Payable for:
  Forward currency
   contracts.............
  Investments purchased..                               1,037,663
  Fund shares redeemed...    41,584,241      352,309      484,154
  Futures and options
   contracts.............                                   1,125
  TBA sales commitments..
Distributions payable....       687,972      702,579      311,535       246,282
Accrued expenses:
  Investment advisory
   fees (Note 3).........         3,983       16,321        6,751         6,263
  Administration fees
   (Note 3)..............        10,998        9,734        4,395         3,863
Other liabilities........        63,856       48,823       30,504        29,639
                           ------------ ------------  -----------  ------------
    Total Liabilities....    42,351,050    1,129,766    1,876,127       286,047
                           ------------ ------------  -----------  ------------
    NET ASSETS...........  $150,607,487 $141,578,738  $66,823,338  $ 58,547,203
                           ============ ============  ===========  ============
NET ASSETS:
Paid in capital..........  $150,607,487 $139,975,014  $67,035,383  $ 58,372,622
Undistributed net
 investment income.......
Distributions in excess
 of net investment
 income..................
Undistributed net
 realized gains (losses)
 from investments........                    (51,838)  (1,475,297)     (896,247)
Net unrealized
 appreciation
 (depreciation) from:
  Investments............                  1,655,562    1,263,252     1,070,828
  Translation of assets
   and liabilities in
   foreign currencies....
                           ------------ ------------  -----------  ------------
    NET ASSETS...........  $150,607,487 $141,578,738  $66,823,338  $ 58,547,203
                           ============ ============  ===========  ============
Outstanding shares of
 beneficial interest.....   150,607,487   14,037,119    6,720,179     5,429,625
                           ============ ============  ===========  ============
NET ASSET VALUE --
  offering and redemption
 price per share.........  $       1.00 $      10.09  $      9.94  $      10.78
                           ============ ============  ===========  ============
-------
*Investments, at cost....  $157,626,867 $139,336,451  $65,280,921  $ 57,114,512


                       See notes to financial statements.

  Paydenfunds

                Investment        Total          High       Short Duration   Tax Exempt    California
     GNMA      Quality Bond      Return         Income        Tax Exempt        Bond       Municipal
     Fund          Fund           Fund           Fund            Fund           Fund      Income Fund
 ============= =============  =============  =============  ==============  ============  ============
 $ 184,852,072 $ 117,123,818  $ 429,075,787  $ 144,093,547  $   13,625,875  $ 24,663,433  $ 36,857,366
                                        722        138,923
                                                                       605            50
       963,410     1,054,648      4,956,795      3,581,776         240,441       328,402       501,894
    43,976,887    58,027,624    210,824,385
        23,378                        9,956        930,374
                                     81,590         32,640
                                                                     1,002
         9,978        10,826         30,963         13,805           2,167         4,147         5,059
 ------------- -------------  -------------  -------------  --------------  ------------  ------------
   229,825,725   176,216,916    644,980,198    148,791,065      13,870,090    24,996,032    37,364,319
 ------------- -------------  -------------  -------------  --------------  ------------  ------------
                                                     4,911
    85,602,535    82,759,458    294,963,861        898,452
     1,027,431     1,673,140        193,464          9,111
                       3,094         11,719
        36,070        63,876        201,510
       736,627                                                      46,111        86,912       124,754
        17,299        19,646         82,856         42,395                         1,584         8,264
         9,370         6,029         23,673          9,690             934         1,551         2,436
        57,781        37,053        103,026         49,114          17,864        22,140        28,225
 ------------- -------------  -------------  -------------  --------------  ------------  ------------
    87,487,113    84,562,296    295,580,109      1,013,673          64,909       112,187       163,679
 ------------- -------------  -------------  -------------  --------------  ------------  ------------
 $ 142,338,612 $  91,654,620  $ 349,400,089  $ 147,777,392  $   13,805,181  $ 24,883,845  $ 37,200,640
 ============= =============  =============  =============  ==============  ============  ============
 $ 138,370,070 $ 104,446,790  $ 355,775,113  $ 168,150,365  $   13,664,548  $ 25,460,241  $ 36,684,485
                     188,909      1,143,705      1,952,796
     2,040,655   (13,182,557)    (8,156,398)   (21,364,036)         (5,002)   (1,182,418)     (237,993)
     1,927,887       201,478        558,790     (1,003,101)        145,635       606,022       754,148
                                     78,879         41,368
 ------------- -------------  -------------  -------------  --------------  ------------  ------------
 $ 142,338,612 $  91,654,620  $ 349,400,089  $ 147,777,392  $   13,805,181  $ 24,883,845  $ 37,200,640
 ============= =============  =============  =============  ==============  ============  ============
    13,699,599     9,556,106     35,842,137     17,016,065       1,383,085     2,553,826     3,724,139
 ============= =============  =============  =============  ==============  ============  ============
 $       10.39 $        9.59  $        9.75  $        8.68  $         9.98  $       9.74  $       9.99
 ============= =============  =============  =============  ==============  ============  ============
 $ 182,924,185 $ 116,891,424  $ 428,399,891  $ 145,096,648  $   13,480,240  $ 24,057,411  $ 36,103,218


                       See notes to financial statements.

                                                          Semi-Annual Report

Statement of Operations

Six months ended April 30, 2001

                                           Global        Global       Emerging
                                         Short Bond   Fixed Income  Markets Bond
                                            Fund          Fund          Fund
                                         ===========  ============  ============
INVESTMENT INCOME:
Interest income (Note 2)...............  $ 2,164,425  $  9,560,274   $2,767,709
Dividend income........................
Foreign tax withholdings...............        2,668        (3,828)      (5,929)
                                         -----------  ------------   ----------
 Investment Income.....................    2,167,093     9,556,446    2,761,780
                                         -----------  ------------   ----------
EXPENSES:
Investment advisory fees (Note 3)......      135,497       618,678      109,761
Administration fees (Note 3)...........       36,133       164,981       19,513
Custodian fees.........................       37,227        92,207       16,312
Transfer agent fees....................       10,031        34,534        8,340
Registration and filing fees...........        8,120        12,978         (268)
Professional fees......................        1,003         5,039          715
Trustees' fees and expenses............        4,445        23,595        3,371
Printing and mailing costs.............        6,635        34,715       15,431
Legal fees.............................        1,098         5,278          763
Accounting fees........................       21,256        71,413       10,478
Insurance..............................        2,399         9,120          987
Audit fees.............................       10,990        17,909        9,971
Other expenses (Note 2)................        3,348         9,579        2,227
Expenses previously deferred (Note 3)..                                   6,083
                                         -----------  ------------   ----------
 Gross Expenses........................      278,182     1,100,026      203,684
Custodian credits (Note 2).............                       (315)         (49)
Expense subsidy (Note 3)...............      (52,354)                    (8,504)
                                         -----------  ------------   ----------
 Net Expenses..........................      225,828     1,099,711      195,131
                                         -----------  ------------   ----------
  Net Investment Income (Loss).........    1,941,265     8,456,735    2,566,649
                                         -----------  ------------   ----------
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
 Investments...........................   (5,601,784)   (6,002,995)    (198,790)
 Foreign currency transactions.........    6,269,980    27,897,393      (60,653)
 Futures, options and swap contracts...                     83,798
Change in net unrealized appreciation
 (depreciation) from:
 Investments...........................   (2,126,059)  (14,796,514)     788,432
 Translation of assets and liabilities
  in foreign currencies................    3,441,889     3,917,246      130,885
 Futures, options and swap contracts...                   (208,026)
                                         -----------  ------------   ----------
  Net Realized and Unrealized Gains
   (Losses)............................    1,984,026    10,890,902      659,874
                                         -----------  ------------   ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS............................  $ 3,925,291  $ 19,347,637   $3,226,523
                                         ===========  ============   ==========

-------
                       See notes to financial statements.


  Paydenfunds

  Global        European        World      Growth &      Market     U.S. Growth     Small
 Balanced      Aggressive   Target Twenty   Income       Return       Leaders    Cap Leaders
   Fund       Growth Fund       Fund         Fund         Fund         Fund         Fund
===========   ============  ============= ===========  ===========  ===========  ===========
$   133,614   $     42,013   $     9,668  $    77,647  $ 1,749,149  $   143,670  $   64,042
     38,752         36,353         8,984      935,508                    31,157     109,060
     (3,507)        (3,289)         (765)                                  (262)
-----------   ------------   -----------  -----------  -----------  -----------  ----------
    168,859         75,077        17,887    1,013,155    1,749,149      174,565     173,102
-----------   ------------   -----------  -----------  -----------  -----------  ----------
     24,345        179,403        33,620      233,130       74,163       43,866      50,847
      3,895         17,940         2,176       37,301       21,189        5,849       6,780
      7,371         23,658         3,061       15,418        6,499        4,495       6,309
      5,835         15,305         5,448       41,493        9,939       10,115       6,750
      6,888         (7,157)          989      (15,425)       7,755        3,289       1,529
        116            558            59          937          607          206         207
        575          2,411           294        5,226        2,373          872         891
      4,690         19,892         6,918        8,807        6,371        7,008       9,535
        119            605            67        2,675          674          216         223
      4,449         11,786         4,012       18,602       14,059        5,460       6,041
        181          1,531           156        1,417        1,162          360         472
      9,752          8,492         6,456       11,543        8,172        5,753       4,159
      4,219          3,203           153        3,039          216          961       1,325
-----------   ------------   -----------  -----------  -----------  -----------  ----------
     72,435        277,627        63,409      364,163      153,179       88,450      95,068
         (4)          (287)           (2)        (362)         (48)        (145)       (358)
    (38,349)       (41,873)      (32,135)     (14,106)     (33,941)     (29,816)    (26,914)
-----------   ------------   -----------  -----------  -----------  -----------  ----------
     34,082        235,467        31,272      349,695      119,190       58,489      67,796
-----------   ------------   -----------  -----------  -----------  -----------  ----------
    134,777       (160,390)      (13,385)     663,460    1,629,959      116,076     105,306
-----------   ------------   -----------  -----------  -----------  -----------  ----------
     59,703     (4,428,960)   (1,780,097)    (344,388)     233,600   (2,784,028) (1,263,164)
    119,166        (43,024)        2,546
    (96,507)                                           (10,845,981)    (625,676)    723,956

 (1,012,569)   (19,663,149)   (1,401,461)  (3,343,858)     297,893   (1,647,047)    105,721
    543,069      6,378,265       370,614                                     37
    172,010                                              1,817,967      (63,572)
-----------   ------------   -----------  -----------  -----------  -----------  ----------
   (215,128)   (17,756,868)   (2,808,398)  (3,688,246)  (8,496,521)  (5,120,286)   (433,487)
-----------   ------------   -----------  -----------  -----------  -----------  ----------
$   (80,351)  $(17,917,258)  $(2,821,783) $(3,024,786) $(6,866,562) $(5,004,210) $ (328,181)
===========   ============   ===========  ===========  ===========  ===========  ==========

                       See notes to financial statements.

                                                          Semi-Annual Report

Statement of Operations continued

Six months ended April 30, 2001

                                Bunker Hill   Limited      Short        U.S.
                                Money Market  Maturity      Bond     Government
                                    Fund        Fund        Fund        Fund
                                ============ ==========  ==========  ==========
INVESTMENT INCOME:
Interest income (Note 2)......   $5,751,415  $5,336,279  $2,084,631  $1,710,801
Dividend income...............
Foreign tax withholdings......                                           (4,001)
                                 ----------  ----------  ----------  ----------
 Investment Income............    5,751,415   5,336,279   2,084,631   1,706,800
                                 ----------  ----------  ----------  ----------
EXPENSES:
Investment advisory fees (Note
 3)...........................      138,588     228,583      94,322      80,962
Administration fees (Note 3)..       73,914      65,310      26,949      23,132
Custodian fees................       46,227      21,453       4,990       2,755
Transfer agent fees...........       35,030      15,363       9,185       8,551
Registration and filing fees..      (22,505)    (11,641)     14,403       4,990
Professional fees.............        2,246       2,051         791         632
Trustees' fees and expenses...       10,980       9,787       3,998       3,199
Printing and mailing costs....       46,871      32,169       1,754       8,923
Legal fees....................        6,105       2,118         821         678
Accounting fees...............       31,022      29,645      13,069      12,317
Insurance.....................        3,802       3,266       1,092       1,188
Audit fees....................        9,627       9,035       8,672       8,514
Other expenses (Note 2).......        1,138       4,448       2,324       1,991
Expenses previously deferred
 (Note 3).....................
                                 ----------  ----------  ----------  ----------
 Gross Expenses...............      383,045     411,587     182,370     157,832
Custodian credits (Note 2)....                   (1,652)       (121)        (56)
Expense subsidy (Note 3)......     (105,868)    (83,405)    (47,504)    (42,117)
                                 ----------  ----------  ----------  ----------
 Net Expenses.................      277,177     326,530     134,745     115,659
                                 ----------  ----------  ----------  ----------
  Net Investment Income.......    5,474,238   5,009,749   1,949,886   1,591,141
                                 ----------  ----------  ----------  ----------
REALIZED AND UNREALIZED GAINS
 (LOSSES):
Net realized gains (losses)
 from:
 Investments..................                  573,805     225,453     998,787
 Foreign currency
  transactions................
 Futures, options and swap
  contracts...................                              409,137
Change in net unrealized
 appreciation (depreciation)
 from:
 Investments..................                1,402,794   1,141,926     663,639
 Translation of assets and
  liabilities in foreign
  currencies..................
 Futures, options and swap
  contracts...................                              (17,440)
                                 ----------  ----------  ----------  ----------
  Net Realized and Unrealized
   Gains (Losses).............           --   1,976,599   1,759,076   1,662,426
                                 ----------  ----------  ----------  ----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS..............   $5,474,238  $6,986,348  $3,708,962  $3,253,567
                                 ==========  ==========  ==========  ==========

-------

                       See notes to financial statements.

  Paydenfunds

               Investment     Total         High      Short Duration            California
                Quality      Return        Income       Tax Exempt   Tax Exempt  Municipal
  GNMA Fund    Bond Fund      Fund          Fund           Fund      Bond Fund  Income Fund
  ==========   ==========  ===========  ============  ============== ========== ===========
  $4,456,436   $2,707,360  $11,724,865  $  6,948,559     $312,943     $586,170  $  862,373
                                 (408)         (829)
  ----------   ----------  -----------  ------------     --------     --------  ----------
   4,456,436    2,707,360   11,724,457     6,947,730      312,943      586,170     862,373
  ----------   ----------  -----------  ------------     --------     --------  ----------
     176,020      120,477      483,293       254,703       21,934       37,277      58,861
      52,154       34,422      138,084        58,218        5,484        9,319      14,715
       6,347        8,314       30,051        11,572        2,435        2,717       5,367
      13,734       10,371       23,025        13,293        6,259        6,591       7,304
      12,942       (8,093)      (4,551)        6,443        6,768       10,450      (1,035)
       1,486          763        4,203         1,813          134          286         413
       8,311        4,919       20,699         8,788          784        1,356       2,065
      14,932        8,937       46,653        19,534        4,571        1,455       6,161
       1,529          824        4,330         1,888          143          296         431
      20,604       15,663       51,560        24,518        4,981        6,500       8,701
       2,485        1,197        6,540         2,973          214          286         899
      10,292        9,560       11,796        10,772        7,045        5,914       7,409
       1,204        4,223        7,064         4,059        1,484        2,035       7,748
                   17,438       35,662
  ----------   ----------  -----------  ------------     --------     --------  ----------
     322,040      229,015      858,409       418,574       62,236       84,482     119,039
        (530)      (4,817)      (5,943)       (2,524)        (274)         (11)       (331)
     (93,336)      (9,060)                                (27,690)     (26,226)    (26,736)
  ----------   ----------  -----------  ------------     --------     --------  ----------
     228,174      215,138      852,466       416,050       34,272       58,245      91,972
  ----------   ----------  -----------  ------------     --------     --------  ----------
   4,228,262    2,492,222   10,871,991     6,531,680      278,671      527,925     770,401
  ----------   ----------  -----------  ------------     --------     --------  ----------
   2,041,109    2,250,164    5,166,284   (10,861,138)      22,253      297,005     288,967
                              (622,661)     (338,463)
                  (30,916)                   (66,496)
     786,550      194,618    2,261,800     9,112,498      140,051      104,184      (7,426)
                             1,160,445       816,035
                  (30,916)    (117,106)
  ----------   ----------  -----------  ------------     --------     --------  ----------
   2,827,659    2,382,950    7,848,762    (1,337,564)     162,304      401,189     281,541
  ----------   ----------  -----------  ------------     --------     --------  ----------
  $7,055,921   $4,875,172  $18,720,753  $  5,194,116     $440,975     $929,114  $1,051,942
  ==========   ==========  ===========  ============     ========     ========  ==========

                       See notes to financial statements.

                                                          Semi-Annual Report

Statements of Changes in Net Assets

Six months ended April 30, 2001 and period ended October 31, 2000

                            Global Short Bond Fund      Global Fixed Income Fund
                          ===========================  ============================
                              2001           2000          2001           2000
                          =============  ============  =============  =============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $   1,941,265  $  7,779,991  $   8,456,735  $  22,785,135
Net realized gains
 (losses) on
 investments............        668,196    (1,519,559)    21,978,196     (6,816,420)
Change in net unrealized
 appreciation
 (depreciation).........      1,315,830     4,033,166    (11,087,294)    16,197,582
                          -------------  ------------  -------------  -------------
 Change in Net Assets
  Resulting from
  Operations............      3,925,291    10,293,598     19,347,637     32,166,297
                          -------------  ------------  -------------  -------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...     (1,714,634)  (10,608,086)    (9,829,029)   (24,314,383)
In excess of net
 investment income......                                                    (58,491)
Net realized gains from
 investments............                                                 (2,263,728)
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -------------  ------------  -------------  -------------
 Change in Net Assets
  from Distributions to
  Shareholders..........     (1,714,634)  (10,608,086)    (9,829,029)   (26,636,602)
                          -------------  ------------  -------------  -------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............      6,358,452    29,554,112     44,874,273    236,029,853
Reinvestment of
 distributions..........      1,281,462     9,061,829      7,919,702     21,761,205
Cost of fund shares
 redeemed...............   (116,011,580)  (97,863,354)  (206,959,965)  (229,610,542)
                          -------------  ------------  -------------  -------------
 Change in Net Assets
  from Capital
  Transactions..........   (108,371,666)  (59,247,413)  (154,165,990)    28,180,516
                          -------------  ------------  -------------  -------------
  Total Change in Net
   Assets...............   (106,161,009)  (59,561,901)  (144,647,382)    33,710,211
NET ASSETS:
Beginning of period.....    154,031,388   213,593,289    523,397,265    489,687,054
                          -------------  ------------  -------------  -------------
End of period...........  $  47,870,379  $154,031,388  $ 378,749,883  $ 523,397,265
                          =============  ============  =============  =============
Undistributed net
 investment income......  $     460,757  $    234,126  $  (1,430,785) $          --
                          =============  ============  =============  =============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     16,050,958    22,261,567     52,491,652     49,681,914
                          -------------  ------------  -------------  -------------
Shares sold.............        653,633     3,105,670      4,389,027     23,936,175
Shares issued in
 reinvestment of
 distributions..........        131,984       959,944        774,430      2,216,061
Shares redeemed.........    (11,933,101)  (10,276,223)   (20,451,057)   (23,342,498)
                          -------------  ------------  -------------  -------------
Change in shares
 outstanding............    (11,147,484)   (6,210,609)   (15,287,600)     2,809,738
                          -------------  ------------  -------------  -------------
Outstanding shares at
 end of period..........      4,903,474    16,050,958     37,204,052     52,491,652
                          =============  ============  =============  =============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............     50,103,603                   97,858,494
Sale of investments
 (excluding
 government)............    143,663,247                  195,797,345
Purchase of government
 securities.............     66,877,394                  155,924,012
Sale of government
 securities.............     75,436,297                  176,531,215

-------

                       See notes to financial statements.

  Paydenfunds

    Emerging Markets Bond                                European Aggressive Growth
            Fund                Global Balanced Fund                Fund
  ============================ ========================  ===========================
      2001           2000         2001         2000          2001          2000
  ============   ============  ===========  ===========  ============  =============
  $  2,566,649   $  2,398,466  $   134,777  $   258,642  $   (160,390) $    (192,686)
      (259,443)     1,126,948       82,362    1,248,460    (4,471,984)    (1,690,785)
       919,317     (1,469,141)    (297,490)  (1,084,581)  (13,284,884)      (607,708)
  ------------   ------------  -----------  -----------  ------------  -------------
     3,226,523      2,056,273      (80,351)     422,521   (17,917,258)    (2,491,179)
  ------------   ------------  -----------  -----------  ------------  -------------
    (2,448,388)    (2,033,552)    (119,705)    (260,787)                     (11,070)
      (955,463)      (219,351)  (1,031,177)    (720,684)
  ------------   ------------  -----------  -----------  ------------  -------------
    (3,403,851)    (2,252,903)  (1,150,882)    (981,471)           --        (11,070)
  ------------   ------------  -----------  -----------  ------------  -------------
     8,867,331     47,173,198       54,023    1,467,552    40,483,996    302,443,135
     3,272,807      2,170,412    1,150,882      980,148                       11,070
   (29,661,453)   (11,167,978)    (183,699)    (466,651)  (49,174,255)  (247,121,233)
  ------------   ------------  -----------  -----------  ------------  -------------
   (17,521,315)    38,175,632    1,021,206    1,981,049    (8,690,259)    55,332,972
  ------------   ------------  -----------  -----------  ------------  -------------
   (17,698,643)    37,979,002     (210,027)   1,422,099   (26,607,517)    52,830,723
    49,262,199     11,283,197   10,046,287    8,624,188    63,017,914     10,187,191
  ------------   ------------  -----------  -----------  ------------  -------------
  $ 31,563,556   $ 49,262,199  $ 9,836,260  $10,046,287  $ 36,410,397  $  63,017,914
  ============   ============  ===========  ===========  ============  =============
  $    706,206   $    587,945  $    14,261  $      (811) $   (159,456) $          --
  ============   ============  ===========  ===========  ============  =============
     4,421,098      1,074,053      912,851      740,112     3,756,308        903,035
  ------------   ------------  -----------  -----------  ------------  -------------
       786,858      4,135,139        5,808      126,451     3,151,534     14,866,547
       296,634        192,436      117,719       86,204             4            703
    (2,622,465)      (980,530)     (18,404)     (39,916)   (3,728,441)   (12,013,977)
  ------------   ------------  -----------  -----------  ------------  -------------
    (1,538,973)     3,347,045      105,123      172,739      (576,903)     2,853,273
  ------------   ------------  -----------  -----------  ------------  -------------
     2,882,125      4,421,098    1,017,974      912,851     3,179,405      3,756,308
  ============   ============  ===========  ===========  ============  =============
    49,141,472                   2,178,013                    752,613
    66,627,613                     551,794                  5,803,568
            --                          --                         --
            --                   1,226,314                         --

                       See notes to financial statements.

                                                          Semi-Annual Report

Statement of Changes in Net Assets continued

Six months ended April 30, 2001 and period ended October 31, 2000




                               World Target
                                Twenty Fund            Growth & Income Fund
                          ========================  ===========================
                             2001        2000(a)        2001          2000
                          ===========  ===========  ============  =============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income
 (loss).................  $   (13,385) $    12,386  $    663,460  $   2,096,592
Net realized gains
 (losses) on
 investments............   (1,777,551)      28,914      (344,388)    50,116,475
Change in net unrealized
 appreciation
 (depreciation).........   (1,030,847)  (1,144,794)   (3,343,858)   (52,133,821)
                          -----------  -----------  ------------  -------------
 Change in Net Assets
  Resulting from
  Operations............   (2,821,783)  (1,103,494)   (3,024,786)        79,246
                          -----------  -----------  ------------  -------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...                                (581,627)    (2,149,256)
In excess of net
 investment income......
Net realized gains from
 investments............      (41,336)               (21,267,597)    (8,216,712)
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -----------  -----------  ------------  -------------
 Change in Net Assets
  from Distributions to
  Shareholders..........      (41,336)          --   (21,849,224)   (10,365,968)
                          -----------  -----------  ------------  -------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............       49,532    9,903,297     9,707,456     21,709,132
Reinvestment of
 distributions..........       41,336                 21,372,075     10,220,679
Cost of fund shares
 redeemed...............     (131,123)  (1,293,683)  (18,601,227)  (186,357,438)
                          -----------  -----------  ------------  -------------
 Change in Net Assets
  from Capital
  Transactions..........      (40,255)   8,609,614    12,478,304   (154,427,627)
                          -----------  -----------  ------------  -------------
  Total Change in Net
   Assets...............   (2,903,374)   7,506,120   (12,395,706)  (164,714,349)
NET ASSETS:
Beginning of period.....    7,506,120           --   104,209,255    268,923,604
                          -----------  -----------  ------------  -------------
End of period...........  $ 4,602,746  $ 7,506,120  $ 91,813,549  $ 104,209,255
                          ===========  ===========  ============  =============
Undistributed net
 investment income......  $   (13,385) $        --  $     79,542  $      (2,291)
                          ===========  ===========  ============  =============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....      895,792           --     6,675,506     16,526,889
                          -----------  -----------  ------------  -------------
Shares sold.............        8,211    1,037,877       810,323      1,384,597
Shares issued in
 reinvestment of
 distributions..........        6,374                  1,717,793        643,685
Shares redeemed.........      (24,436)    (142,085)   (1,573,346)   (11,879,665)
                          -----------  -----------  ------------  -------------
Change in shares
 outstanding............       (9,851)     895,792       954,770     (9,851,383)
                          -----------  -----------  ------------  -------------
Outstanding shares at
 end of period..........      885,941      895,792     7,630,276      6,675,506
                          ===========  ===========  ============  =============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............    1,380,196                  9,785,909
Sale of investments
 (excluding
 government)............    1,283,857                 17,254,320
Purchase of government
 securities.............           --                         --
Sale of government
 securities.............           --                         --

-------
(a) The Fund commenced operations on March 31, 2000.
(b) The Fund commenced operations on December 20, 1999.

                       See notes to financial statements.

  Paydenfunds

                                   U.S. Growth                Small Cap                    Bunker Hill
   Market Return Fund             Leaders Fund              Leaders Fund                Money Market Fund
===========================  ========================  ========================  =================================
    2001           2000         2001         2000         2001        2000(b)         2001              2000
============   ============  ===========  ===========  ===========  ===========  ===============  ================


$  1,629,959   $  5,216,999  $   116,076  $   118,794  $   105,306  $    94,264  $     5,474,238  $     10,263,627
 (10,612,381)     1,676,377   (3,409,704)     366,386     (539,208)   1,212,607
   2,115,860     (4,476,909)  (1,710,582)     404,888      105,721    1,720,121
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
  (6,866,562)     2,416,467   (5,004,210)     890,068     (328,181)   3,026,992        5,474,238        10,263,627
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
  (1,563,464)    (5,211,493)    (124,499)     (47,811)     (77,081)     (33,926)      (5,474,238)      (10,263,627)
                 (8,726,185)    (408,192)     (38,522)  (1,212,529)
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
  (1,563,464)   (13,937,678)    (532,691)     (86,333)  (1,289,610)     (33,926)      (5,474,238)      (10,263,627)
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
   1,297,815     51,664,800    2,149,839   17,358,387      993,590   25,585,741    6,950,870,218    15,000,113,482
   1,538,439     13,754,838      523,998       85,110    1,286,509       32,039        2,524,326         6,353,424
  (1,641,652)   (77,836,431)  (2,514,579)  (3,707,175)  (3,362,144)  (7,753,596)  (7,003,717,022)  (14,893,505,185)
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
   1,194,602    (12,416,793)     159,258   13,736,322   (1,082,045)  17,864,184      (50,322,478)      112,961,720
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
  (7,235,424)   (23,938,004)  (5,377,643)  14,540,057   (2,699,836)  20,857,250      (50,322,478)      112,961,720
  59,030,885     82,968,889   18,959,447    4,419,390   20,857,250           --      200,929,965        87,968,245
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
$ 51,795,461   $ 59,030,885  $13,581,804  $18,959,447  $18,157,414  $20,857,250  $   150,607,487  $    200,929,965
============   ============  ===========  ===========  ===========  ===========  ===============  ================
$    133,656   $     67,161  $    74,148  $    82,571  $    88,563  $    60,338  $            --  $             --
============   ============  ===========  ===========  ===========  ===========  ===============  ================
   4,534,186      5,554,485    1,659,659      419,668    1,793,499           --      200,929,965        87,968,245
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
     113,400      3,761,828      219,183    1,544,384       95,029    2,469,109    6,950,870,218    15,000,113,482
     132,826      1,004,342       56,682        7,557      132,816        2,875        2,524,326         6,353,424
    (141,548)    (5,786,469)    (263,044)    (311,950)    (315,392)    (678,485)  (7,003,717,022)  (14,893,505,186)
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
     104,678     (1,020,299)      12,821    1,239,991      (87,547)   1,793,499      (50,322,478)      112,961,720
------------   ------------  -----------  -----------  -----------  -----------  ---------------  ----------------
   4,638,864      4,534,186    1,672,480    1,659,659    1,705,952    1,793,499      150,607,487       200,929,965
============   ============  ===========  ===========  ===========  ===========  ===============  ================
   9,505,279                   8,515,681                15,774,929                            --
   7,686,997                   6,089,564                15,339,050                            --
   4,498,705                          --                        --                            --
  14,471,578                          --                        --                            --


                       See notes to financial statements.

                                                          Semi-Annual Report

Statements of Changes in Net Assets continued

Six months ended April 30, 2001 and period ended October 31, 2000

                             Limited Maturity Fund          Short Bond Fund
                          ============================  =========================
                              2001           2000          2001          2000
                          =============  =============  ===========  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income...  $   5,009,749  $   8,668,185  $ 1,949,886  $  3,654,923
Net realized gains
 (losses) on
 investments............        573,805       (114,343)     634,590      (268,692)
Change in net unrealized
 appreciation
 (depreciation).........      1,402,794        403,210    1,124,486       557,763
                          -------------  -------------  -----------  ------------
 Change in Net Assets
  Resulting from
  Operations............      6,986,348      8,957,052    3,708,962     3,943,994
                          -------------  -------------  -----------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...     (5,009,749)    (8,760,353)  (1,949,886)   (3,696,581)
In excess of net
 investment income......
Net realized gains from
 investments............
In excess of net
 realized gains from
 investments............
Return of capital.......
                          -------------  -------------  -----------  ------------
 Change in Net Assets
  from Distributions to
  Shareholders..........     (5,009,749)    (8,760,353)  (1,949,886)   (3,696,581)
                          -------------  -------------  -----------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............     91,760,469    222,694,091    3,139,373    29,347,077
Reinvestment of
 distributions..........      4,210,066      8,747,970    1,627,867     3,673,476
Cost of fund shares
 redeemed...............   (135,192,271)  (150,635,095)  (6,659,790)  (20,870,459)
                          -------------  -------------  -----------  ------------
 Change in Net Assets
  from Capital
  Transactions..........    (39,221,736)    80,806,966   (1,892,550)   12,150,094
                          -------------  -------------  -----------  ------------
  Total Change in Net
   Assets...............    (37,245,137)    81,003,665     (133,474)   12,397,507
NET ASSETS:
Beginning of period.....    178,823,875     97,820,210   66,956,812    54,559,305
                          -------------  -------------  -----------  ------------
End of period...........  $ 141,578,738  $ 178,823,875  $66,823,338  $ 66,956,812
                          =============  =============  ===========  ============
Undistributed net
 investment income......  $          --  $          --  $        --  $         --
                          =============  =============  ===========  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....     17,940,146      9,806,525    6,910,760     5,646,372
                          -------------  -------------  -----------  ------------
Shares sold.............      9,146,966     22,382,408      317,838     3,045,959
Shares issued in
 reinvestment of
 distributions..........        418,824        879,320      165,021       381,636
Shares redeemed.........    (13,468,817)   (15,128,107)    (673,440)   (2,163,207)
                          -------------  -------------  -----------  ------------
Change in shares
 outstanding............     (3,903,027)     8,133,621     (190,581)    1,264,388
                          -------------  -------------  -----------  ------------
Outstanding shares at
 end of period..........     14,037,119     17,940,146    6,720,179     6,910,760
                          =============  =============  ===========  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............     31,076,006                   9,905,607
Sale of investments
 (excluding
 government)............     23,838,100                   9,704,319
Purchase of government
 securities.............     32,167,373                  11,012,398
Sale of government
 securities.............     36,031,414                  10,862,165

-------
                       See notes to financial statements.

  Paydenfunds

                                                            Investment Quality Bond
    U.S. Government Fund               GNMA Fund                      Fund
  ============================ ==========================  ===========================
      2001           2000          2001          2000          2001          2000
  ============   ============  ============  ============  ============  =============


  $  1,591,141   $  4,037,864  $  4,228,262  $  7,794,883  $  2,492,222  $   8,213,470
       998,787     (1,365,493)    2,041,109        90,322     2,219,248     (8,749,353)
       663,639      1,641,120       786,550       463,544       163,702      6,033,701
  ------------   ------------  ------------  ------------  ------------  -------------
     3,253,567      4,313,491     7,055,921     8,348,749     4,875,172      5,497,818
  ------------   ------------  ------------  ------------  ------------  -------------

    (1,591,141)    (4,098,059)   (4,228,262)   (7,908,971)   (2,356,782)    (8,410,800)

                     (140,994)      (72,684)      (28,230)


  ------------   ------------  ------------  ------------  ------------  -------------
    (1,591,141)    (4,239,053)   (4,300,946)   (7,937,201)   (2,356,782)    (8,410,800)
  ------------   ------------  ------------  ------------  ------------  -------------

       696,561     17,682,825    25,799,123     7,741,795    31,567,111     13,630,427
     1,344,190      4,173,977     1,836,706     4,523,940     2,313,388      7,720,565
   (13,589,691)   (26,032,936)   (1,454,208)  (20,436,106)  (21,987,510)  (136,422,619)
  ------------   ------------  ------------  ------------  ------------  -------------
   (11,548,940)    (4,176,134)   26,181,621    (8,170,371)   11,892,989   (115,071,627)
  ------------   ------------  ------------  ------------  ------------  -------------
    (9,886,514)    (4,101,696)   28,936,596    (7,758,823)   14,411,379   (117,984,609)

    68,433,717     72,535,413   113,402,016   121,160,839    77,243,241    195,227,850
  ------------   ------------  ------------  ------------  ------------  -------------
  $ 58,547,203   $ 68,433,717  $142,338,612  $113,402,016  $ 91,654,620  $  77,243,241
  ============   ============  ============  ============  ============  =============
  $         --   $         --  $         --  $         --  $    188,909  $      53,469
  ============   ============  ============  ============  ============  =============

     6,535,260      6,939,416    11,171,865    11,988,106     8,301,632     20,682,385
  ------------   ------------  ------------  ------------  ------------  -------------
        64,670      1,703,956     2,490,422       766,690     3,359,040      1,465,192
       125,493        402,722       176,939       452,438       241,788        837,049
    (1,295,798)    (2,510,834)     (139,627)   (2,035,369)   (2,346,354)   (14,682,994)
  ------------   ------------  ------------  ------------  ------------  -------------
    (1,105,635)      (404,156)    2,527,734      (816,241)    1,254,474    (12,380,753)
  ------------   ------------  ------------  ------------  ------------  -------------
     5,429,625      6,535,260    13,699,599    11,171,865     9,556,106      8,301,632
  ============   ============  ============  ============  ============  =============

            --                  617,493,210                 220,631,793
            --                  555,089,411                 195,907,794
    41,544,717                    9,007,070                 138,048,375
    48,247,350                    4,195,362                 140,190,381

                       See notes to financial statements.

                                                          Semi-Annual Report

Statements of Changes in Net Assets continued

Six months ended April 30, 2001 and period ended October 31, 2000

                              Total Return Fund           High Income Fund
                          ==========================  ==========================
                              2001          2000          2001          2000
                          ============  ============  ============  ============
INCREASE (DECREASE) IN
 NET ASSETS:
FROM OPERATIONS:
Net investment income...  $ 10,871,991  $ 18,420,159  $  6,531,680  $ 10,444,323
Net realized gains
 (losses) on
 investments............     4,543,623    (7,562,367)  (11,266,097)   (5,216,387)
Change in net unrealized
 appreciation
 (depreciation).........     3,305,139     4,654,286     9,928,533    (4,861,068)
                          ------------  ------------  ------------  ------------
 Change in Net Assets
  Resulting from
  Operations............    18,720,753    15,512,078     5,194,116       366,868
                          ------------  ------------  ------------  ------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income...   (10,012,741)  (19,495,157)   (6,340,774)  (10,560,974)
In excess of net
 investment income......
Net realized gains from
 investments............
In excess of net
 realized gains from
 investments............
Return of capital.......
                          ------------  ------------  ------------  ------------
 Change in Net Assets
  from Distributions to
  Shareholders..........   (10,012,741)  (19,495,157)   (6,340,774)  (10,560,974)
                          ------------  ------------  ------------  ------------
FROM CAPITAL
 TRANSACTIONS:
Proceeds from fund
 shares sold............    45,357,083   132,497,778    14,138,155    57,944,080
Reinvestment of
 distributions..........     9,604,281    18,711,041     5,964,547     9,941,083
Cost of fund shares
 redeemed...............   (24,519,351)  (67,416,158)  (10,669,601)  (27,497,448)
                          ------------  ------------  ------------  ------------
 Change in Net Assets
  from Capital
  Transactions..........    30,442,013    83,792,661     9,433,101    40,387,715
                          ------------  ------------  ------------  ------------
  Total Change in Net
   Assets...............    39,150,025    79,809,582     8,286,443    30,193,609
NET ASSETS:
Beginning of period.....   310,250,064   230,440,482   139,490,949   109,297,340
                          ------------  ------------  ------------  ------------
End of period...........  $349,400,089  $310,250,064  $147,777,392  $139,490,949
                          ============  ============  ============  ============
Undistributed net
 investment income......  $  1,143,705  $    284,455  $  1,952,796  $  1,761,890
                          ============  ============  ============  ============
FUND SHARES OF
 BENEFICIAL INTEREST:
Outstanding shares at
 beginning of period....    32,668,246    23,824,550    15,921,162    11,483,158
                          ------------  ------------  ------------  ------------
Shares sold.............     4,691,435    13,959,408     1,621,730     6,288,729
Shares issued in
 reinvestment of
 distributions..........       985,374     1,976,309       697,586     1,086,712
Shares redeemed.........    (2,502,918)   (7,092,021)   (1,224,413)   (2,937,437)
                          ------------  ------------  ------------  ------------
Change in shares
 outstanding............     3,173,891     8,843,696     1,094,903     4,438,004
                          ------------  ------------  ------------  ------------
Outstanding shares at
 end of period..........    35,842,137    32,668,246    17,016,065    15,921,162
                          ============  ============  ============  ============
LONG TERM INVESTMENT
 ACTIVITY:
Purchase of investments
 (excluding
 government)............   850,863,954                  59,013,785
Sale of investments
 (excluding
 government)............   754,633,379                  48,597,283
Purchase of government
 securities.............   485,662,347                   4,133,750
Sale of government
 securities.............   502,795,640                   3,596,191

-------

                       See notes to financial statements.

   Paydenfunds

      Short Duration                                    California Municipal
      Tax Exempt Fund         Tax Exempt Bond Fund           Income Fund
  ========================== ========================  ========================
     2001          2000         2001         2000         2001         2000
  ===========   ===========  ===========  ===========  ===========  ===========
  $   278,671   $   612,029  $   527,925  $ 1,360,469  $   770,401  $ 1,604,459
       22,253       (27,212)     297,005     (405,699)     288,967     (379,191)
      140,051        57,631      104,184      789,040       (7,426)   1,843,287
  -----------   -----------  -----------  -----------  -----------  -----------
      440,975       642,448      929,114    1,743,810    1,051,942    3,068,555
  -----------   -----------  -----------  -----------  -----------  -----------
     (278,671)     (619,551)    (527,925)  (1,389,848)    (768,388)  (1,623,671)
                    (31,698)
  -----------   -----------  -----------  -----------  -----------  -----------
     (278,671)     (651,249)    (527,925)  (1,389,848)    (768,388)  (1,623,671)
  -----------   -----------  -----------  -----------  -----------  -----------
    4,497,172    10,029,458    3,669,935    7,820,366    4,383,873   36,203,965
      204,512       563,749      275,923    1,097,044      581,269    1,246,761
   (4,435,826)  (12,268,114)  (4,220,337) (30,966,640)  (2,840,423) (32,792,775)
  -----------   -----------  -----------  -----------  -----------  -----------
      265,858    (1,674,907)    (274,479) (22,049,230)   2,124,719    4,657,951
  -----------   -----------  -----------  -----------  -----------  -----------
      428,162    (1,683,708)     126,710  (21,695,268)   2,408,273    6,102,835
   13,377,019    15,060,727   24,757,135   46,452,403   34,792,367   28,689,532
  -----------   -----------  -----------  -----------  -----------  -----------
  $13,805,181   $13,377,019  $24,883,845  $24,757,135  $37,200,640  $34,792,367
  ===========   ===========  ===========  ===========  ===========  ===========
  $        --   $        --  $        --  $        --  $        --  $    (2,013)
  ===========   ===========  ===========  ===========  ===========  ===========
    1,356,003     1,526,147    2,584,488    4,924,057    3,503,359    2,981,497
  -----------   -----------  -----------  -----------  -----------  -----------
      452,153     1,020,892      375,355      845,548      438,014    3,750,003
       20,511        57,374       28,163      116,332       57,307      127,805
     (445,582)   (1,248,410)    (434,180)  (3,301,449)    (274,541)  (3,355,946)
  -----------   -----------  -----------  -----------  -----------  -----------
       27,082      (170,144)     (30,662)  (2,339,569)     220,780      521,862
  -----------   -----------  -----------  -----------  -----------  -----------
    1,383,085     1,356,003    2,553,826    2,584,488    3,724,139    3,503,359
  ===========   ===========  ===========  ===========  ===========  ===========
    4,891,336                  9,060,085                 7,415,575
    4,734,914                  9,403,741                 7,140,639
           --                         --                        --
           --                         --                        --


                       See notes to financial statements.

                                                          Semi-Annual Report

Notes to Financial Statements
April 30, 2001


1. Organization and Related Matters

The Payden & Rygel Investment Group (the "Group" or "Paydenfunds") is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Each of its twenty-one mutual funds (each a "Fund") is a series of the Group.

Each of the Funds, other than the Bunker Hill Money Market, High Income and European Aggressive Growth Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the
Funds:

Securities Valuation
--------------------
Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten basis points may be valued using other fixed income securities with a comparable level of risk, and for which prices are more readily obtainable. Debt securities with remaining maturities of sixty days or less are valued on an amortized cost basis unless the Advisor determines that such basis does not represent fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market. All other securities are appraised at the fair value as determined in good faith under procedures established by the Board of Trustees. The differences between cost and market of investments are reflected as either unrealized appreciation or depreciation.

Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.

Investments in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates market. Discount or premium is amortized using the effective interest method to the maturity of the security.

Investment Transactions and Related Income
------------------------------------------
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Premiums and discounts are generally amortized or accreted for both financial statement and tax reporting purposes as required by Federal income tax regulations. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation
----------------------------
The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are

  Paydenfunds
translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities in foreign securities arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates.

Repurchase Agreements
---------------------
Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

Options Transactions
--------------------
When any Fund (except the Bunker Hill Money Market Fund) writes covered call or put options, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When any of the Funds (except the Bunker Hill Money Market Fund) purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

Futures Contracts
-----------------
Any Fund (except the Bunker Hill Money Market Fund) may purchase or sell futures contracts and

                                                          Semi-Annual Report

Notes to Financial Statements continued
April 30, 2001

options on futures contracts, which provide for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Global Balanced, European Aggressive Growth, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders, Total Return and High Income Funds may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts
--------------
Any Fund (except the Growth & Income and Bunker Hill Money Market Funds) may enter into swap transactions, which involve an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. A Fund will typically pay a floating rate of interest and receive the total return of a specified rate or index. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess or deficiency, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and is recorded as an unrealized gain or loss by that Fund.

The potential risk to a Fund is that the swap position may correlate imperfectly with the markets or the asset or liability being hedged. In addition, if the other party to the transaction defaults, a Fund might incur a loss.

Forward Currency Contracts
--------------------------
The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Total Return, High Income, Market Return, Global Balanced, European Aggressive Growth, and World Target Twenty Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These Funds enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Paydenfunds

TBA Sale Commitments
--------------------
Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underling securities. The contract is "marked-to-market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

The following Funds earned a fee for entering into dollar roll agreements. The amounts below are included in interest income in the statement of operations.

GNMA Fund............................................................. $103,108
Investment Quality Bond Fund..........................................   77,940
Total Return Fund.....................................................  251,556

Distributions to Shareholders
-----------------------------
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) the Emerging Markets Bond, Global Balanced, Growth & Income and High Income Funds, which are declared and paid quarterly, (ii) the European Aggressive Growth, World Target Twenty, U.S. Growth Leaders and Small Cap Leaders Funds, which are declared and paid semi-annually, and (iii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Short Duration Tax Exempt, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("generally accepted accounting principles.")

Federal Income Taxes
--------------------
It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes.

Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying

                                                          Semi-Annual Report

Notes to Financial Statements continued
April 30, 2001

statements. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Line of Credit
--------------
The Group has entered into a Credit Agreement with Deutsche Bank AG under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment
---------------------
Each of the Funds below invests in the Bunker Hill Money Market Fund, an affiliate security. Interest earned during the period is as follows.

Global Short Bond Fund................................................. $54,850
Global Fixed Income Fund............................................... 191,766
Emerging Markets Bond Fund.............................................  73,699
Global Balanced Fund...................................................  33,363
European Aggressive Growth Fund........................................  32,943
World Target Twenty Fund...............................................   9,524
Growth & Income Fund...................................................  76,457
Market Return Fund.....................................................  76,559
U.S. Growth Leaders Fund............................................... 114,891
Small Cap Leaders Fund.................................................  56,279
Limited Maturity Fund.................................................. 121,570
Short Bond Fund........................................................  46,768
U.S. Government Fund...................................................  28,293
GNMA Fund..............................................................  88,681
Investment Quality Bond Fund...........................................  71,830
Total Return Fund...................................................... 143,137
High Income Fund....................................................... 214,505

Custodian Credits
-----------------
The Funds have entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate.

Other
-----
Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

The organization costs incurred on behalf of the Funds prior to June 30, 1998 are being amortized on a straight-line basis over a period not exceeding five years. Organization costs incurred after June 30, 1998 are a direct expense to the Fund as incurred.

Adoption of New Audit Guide
---------------------------
The Funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The impact of this adoption on the net assets of the Funds has not been determined.

3. Related Party Transactions

Payden & Rygel provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each of the Global Short Bond and Global Fixed Income Funds is 0.30% on net assets up to $2 billion, decreasing to 0.25% on net assets over $2 billion. The rate for each of the Short Duration Tax Exempt and Tax Exempt Bond Funds is 0.32% on net assets up to $500 million, 0.28% on the next $500 million, and 0.25% on net assets over $1 billion. The rate for each of the U.S. Government, Limited Maturity, Short Bond, Investment Quality Bond, Market Return and Total Return Funds is 0.28% on net assets up to

  Paydenfunds

$1 billion, decreasing to 0.25% on net assets over $1 billion. The rate for the Global Balanced Fund is 0.50% on net assets up to $1 billion and 0.40% on net assets over $1 billion. The rate for the Growth & Income Fund is 0.50% on net assets up to $2 billion and 0.30% on net assets over $2 billion. The rate for the Bunker Hill Money Market Fund is 0.15% on all net assets. The rate for the High Income Fund is 0.35% on all net assets. The rate for the California Municipal Income Fund is 0.32% on net assets up to $1 billion and 0.25% on net assets over $1 billion. The rate for each of the U.S. Growth Leaders and Small Cap Leaders Funds is 0.60% on net assets up to $1 billion and 0.50% on net assets over $1 billion. The rate for the European Aggressive Growth Fund is 0.80% on net assets up to $1 billion and 0.60% on net assets over $1 billion. The rate for the Emerging Markets Bond Fund is 0.45% on all net assets. The rate for the GNMA Fund is 0.27% on all net assets. The rate for the World Target Twenty Fund is 1.20% on all net assets.

                                                            Voluntary Deferred
                                                   Expense   Expense   Expense
                                                  Guarantee   Limit    Subsidy
                                                  --------- --------- ---------
     Global Short Bond Fund......................   0.70%     0.50%   $ 458,605
     Global Fixed Income Fund....................   0.70%      n/a           --
     Emerging Markets Bond Fund..................   1.25%     0.80%      58,194
     Global Balanced Fund........................   0.85%     0.70%     331,698
     European Aggressive Growth Fund.............   1.05%      n/a      198,573
     World Target Twenty Fund....................   1.40%     1.15%     118,547
     Growth & Income Fund........................   0.80%     0.75%     180,619
     Market Return Fund..........................   0.60%     0.45%     415,898
     U.S. Growth Leaders Fund....................   1.00%     0.80%     128,250
     Small Cap Leaders Fund......................   1.00%     0.80%      89,418
     Bunker Hill Money Market Fund...............   0.50%     0.30%     391,923
     Limited Maturity Fund.......................   0.60%     0.40%   1,115,410
     Short Bond Fund.............................   0.60%     0.40%     704,011
     U.S. Government Fund........................   0.60%     0.40%     476,946
     GNMA Fund...................................   0.50%     0.35%     327,804
     Investment Quality Bond Fund................   0.60%     0.50%     337,739
     Total Return Fund...........................   0.60%     0.50%          --
     High Income Fund............................   0.75%     0.60%          --
     Short Duration Tax Exempt Fund..............   0.60%     0.50%     442,790
     Tax Exempt Bond Fund........................   0.60%     0.50%     509,739
     California Municipal Income Fund............   0.80%     0.50%      72,283

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above of that Fund's average daily net assets on an annualized basis. Payden & Rygel has also voluntarily agreed to temporarily limit each Fund's total expenses, including advisory fees, to the percentages indicated above of each Fund's average daily net assets on an annualized basis through October 31, 2001 (exclusive of interest and taxes).

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year so long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit

                                                          Semi-Annual Report

Notes to Financial Statements continued
April 30, 2001

(whichever is in effect at the time of reimbursement). The deferred expense subsidies indicated above represent the cumulative amount of expenses subsidized for the Funds. They are not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

For the Global Balanced, European Aggressive Growth and World Target Twenty Funds, the Advisor has entered into a sub-advisory agreement with Metzler/Payden LLC where the Advisor passes through to the sub-advisor 100% of its advisory fee earned and payable. The sub-advisor fee does not represent a separate or additional charge to the Funds. Metzler/Payden LLC is a joint venture between the Advisor and Metzler Asset Management GmbH, an affiliate of
B. Metzler seel. Sohn & Co. Holding AG, a major German financial institution located in Frankfurt, Germany. Metzler/Payden LLC is owned on an equal basis by the Advisor and by MP&R Ventures, Inc., a Metzler affiliate.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.08%.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

The Emerging Markets Bond, European Aggressive Growth, World Target Twenty, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders and High Income Funds employ a redemption fee payable to the Distributor and equal to 1% of the value of shares redeemed if the shares are held less than 60 days.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

  Paydenfunds

Financial Highlights

For a share outstanding during the six months ended April 30, 2001 and the periods ended October 31st

                                          Global Short Bond Fund
                               ================================================
                                 2001      2000      1999      1998      1997
                               ========  ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $   9.60  $   9.59  $  10.31  $  10.17  $  10.07
                               --------  --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.28      0.55      0.67      0.92      0.58
 Net realized and unrealized
  gains (losses).............      0.08               (0.41)    (0.15)     0.11
                               --------  --------  --------  --------  --------
  Total from investment
   activities................      0.36      0.55      0.26      0.77      0.69
                               --------  --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..     (0.20)    (0.54)    (0.96)    (0.63)    (0.59)
 In excess of net investment
  income.....................
 From net realized gains.....
 Return of capital...........                         (0.02)
                               --------  --------  --------  --------  --------
  Total distributions to
   shareholders..............     (0.20)    (0.54)    (0.98)    (0.63)    (0.59)
                               --------  --------  --------  --------  --------
Net asset value -- end of
 period......................  $   9.76  $   9.60  $   9.59  $  10.31  $  10.17
                               ========  ========  ========  ========  ========
Total return *...............      3.75%     5.93%     2.57%     7.87%     7.02%
                               ========  ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $ 47,870  $154,031  $213,593  $251,609  $220,865
 Ratio of gross expense to
  average net assets **......      0.62%     0.53%     0.51%     0.51%     0.53%
 Ratio of net expense to
  average net assets **......      0.50%     0.50%     0.50%     0.44%     0.45%
 Ratio of net investment
  income to average net
  assets before expense
  reductions **..............      4.18%     4.16%     3.89%     4.31%     4.76%
 Ratio of net investment
  income to average net
  assets **..................      4.30%     4.19%     3.90%     4.38%     4.84%
 Portfolio turnover rate **..       225%      143%      175%      245%      219%

-------
The Fund commenced operations on September 18, 1996.

                                         Global Fixed Income Fund
                               ================================================
                                 2001      2000      1999      1998      1997
                               ========  ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $   9.97  $   9.86  $  10.91  $  10.16  $  10.35
                               --------  --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.24      0.49      0.76      0.45      1.03
 Net realized and unrealized
  gains (losses).............      0.21      0.16     (0.69)     0.72     (0.16)
                               --------  --------  --------  --------  --------
  Total from investment
   activities................      0.45      0.65      0.07      1.17      0.87
                               --------  --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..     (0.24)    (0.50)    (0.79)    (0.42)    (1.06)
 In excess of net investment
  income.....................
 From net realized gains.....               (0.04)    (0.33)
 Return of capital...........
                               --------  --------  --------  --------  --------
  Total distributions to
   shareholders..............     (0.24)    (0.54)    (1.12)    (0.42)    (1.06)
                               --------  --------  --------  --------  --------
Net asset value -- end of
 period......................  $  10.18  $   9.97  $   9.86  $  10.91  $  10.16
                               ========  ========  ========  ========  ========
Total return *...............      4.57%     6.96%     0.56%    11.81%     8.84%
                               ========  ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $378,750  $523,397  $489,687  $524,650  $535,644
 Ratio of gross expense to
  average net assets **......      0.53%     0.51%     0.49%     0.49%     0.49%
 Ratio of net expense to
  average net assets **......      0.53%     0.51%     0.49%     0.49%     0.49%
 Ratio of net investment
  income to average net
  assets before expense
  reductions **..............      4.10%     4.68%     4.48%     5.13%     5.69%
 Ratio of net investment
  income to average net
  assets **..................      4.10%     4.68%     4.48%     5.13%     5.69%
 Portfolio turnover rate **..       153%      131%      104%      223%      289%

-------
The Fund commenced operations on September 1, 1992.
 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

                                                          Semi-Annual Report

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2001 and the periods ended October 31st

                                       Emerging Markets
                                           Bond Fund
                                    ==========================
                                     2001      2000     1999
                                    =======   =======  =======
Net asset value -- beginning of
 period...........................  $ 11.14   $ 10.51  $ 10.00
                                    -------   -------  -------
Income (loss) from investment
 activities:
 Net investment income............     0.75      1.05     0.83
 Net realized and unrealized gains
  (losses)........................    (0.09)     0.79     0.43
                                    -------   -------  -------
  Total from investment
   activities.....................     0.66      1.84     1.26
                                    -------   -------  -------
Distributions to shareholders:
 From net investment income.......    (0.64)    (1.00)   (0.75)
 In excess of net investment
  income..........................
 From net realized gains..........    (0.21)    (0.21)
 Return of capital................
                                    -------   -------  -------
  Total distributions to
   shareholders...................    (0.85)    (1.21)   (0.75)
                                    -------   -------  -------
Net asset value -- end of period..  $ 10.95   $ 11.14  $ 10.51
                                    =======   =======  =======
Total return *....................     6.08%    18.13%   12.92%
                                    =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)..........................  $31,564   $49,262  $11,283
 Ratio of gross expense to average
  net assets **...................     0.84%     0.94%    1.35%
 Ratio of net expense to average
  net assets **...................     0.80%     0.80%    0.80%
 Ratio of net investment income to
  average net assets before
  expense reductions **...........    10.48%     9.42%    9.36%
 Ratio of net investment income to
  average net assets **...........    10.52%     9.56%    9.91%
 Portfolio turnover rate **.......      272%      146%     225%
-------

The Fund commenced operations on December 17, 1998.

                                             Global Balanced Fund
                                    ===========================================
                                     2001      2000     1999     1998    1997
                                    =======   =======  =======  ======  =======
Net asset value -- beginning of
 period...........................  $ 11.01   $ 11.65  $ 10.84  $10.79  $ 10.00
                                    -------   -------  -------  ------  -------
Income (loss) from investment
 activities:
 Net investment income............     0.12      0.30     0.02    0.20     0.05
 Net realized and unrealized gains
  (losses)........................    (0.22)     0.31     1.65    0.63     0.90
                                    -------   -------  -------  ------  -------
  Total from investment
   activities.....................    (0.10)     0.61     1.67    0.83     0.95
                                    -------   -------  -------  ------  -------
Distributions to shareholders:
 From net investment income.......    (0.12)    (0.30)           (0.17)   (0.05)
 In excess of net investment
  income..........................
 From net realized gains..........    (1.13)    (0.95)   (0.86)  (0.61)   (0.11)
 Return of capital................
                                    -------   -------  -------  ------  -------
  Total distributions to
   shareholders...................    (1.25)    (1.25)   (0.86)  (0.78)   (0.16)
                                    -------   -------  -------  ------  -------
Net asset value -- end of period..  $  9.66   $ 11.01  $ 11.65  $10.84  $ 10.79
                                    =======   =======  =======  ======  =======
Total return *....................    (0.69)%    4.08%   15.85%   8.21%    9.49%
                                    =======   =======  =======  ======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)..........................  $ 9,836   $10,046  $ 8,624  $7,078  $10,312
 Ratio of gross expense to average
  net assets **...................     1.49%     1.46%    1.56%   1.43%    1.64%
 Ratio of net expense to average
  net assets **...................     0.70%     0.70%    0.70%   0.69%    0.70%
 Ratio of net investment income to
  average net assets before
  expense reductions **...........     1.98%     1.87%    1.53%   2.37%    2.38%
 Ratio of net investment income to
  average net assets **...........     2.77%     2.63%    2.39%   3.11%    3.32%
 Portfolio turnover rate **.......       60%       82%      60%    156%    2.11%
-------

The Fund commenced operations on December 9, 1996.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                                    European Aggressive
                                                        Growth Fund
                                                  ===========================
                                                   2001      2000      1999
                                                  =======   =======   =======
Net asset value -- beginning of period........... $ 16.78   $ 11.28   $ 10.00
                                                  -------   -------   -------
Income (loss) from investment activities:
 Net investment income...........................   (0.05)    (0.02)     0.03
 Net realized and unrealized gains (losses)......   (5.28)     5.53      1.25
                                                  -------   -------   -------
  Total from investment activities...............   (5.33)     5.51      1.28
                                                  -------   -------   -------
Distributions to shareholders:
 From net investment income......................             (0.01)
 In excess of net investment income .............
 From net realized gains.........................
 Return of capital...............................
                                                  -------   -------   -------
  Total distributions to shareholders............    0.00     (0.01)     0.00
                                                  -------   -------   -------
Net asset value -- end of period................. $ 11.45   $ 16.78   $ 11.28
                                                  =======   =======   =======
Total return *................................... (31.76)%    48.83%    12.80%
                                                  =======   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s)................ $36,410   $63,018   $10,187
 Ratio of gross expense to average
 net assets **...................................    1.24%     1.22%     2.89%
 Ratio of net expense to average net assets **...    1.05%     1.05%     0.95%
 Ratio of net investment income to average net
  assets before expense reductions **............   (0.91)%   (0.48)%   (1.63)%
 Ratio of net investment income to average net
  assets **......................................   (0.72)%   (0.31)%    0.31%
 Portfolio turnover rate **......................       3%       73%       18%
-------
The Fund commenced operations on June 17, 1999.

                                                   World Target
                                                    Twenty Fund
                                                  =================
                                                   2001      2000
                                                  =======   =======
Net asset value -- beginning of period........... $  8.38   $ 10.00
                                                  -------   -------
Income (loss) from investment activities:
 Net investment income...........................   (0.02)
 Net realized and unrealized gains (losses)......   (3.11)    (1.62)
                                                  -------   -------
  Total from investment activities...............   (3.13)    (1.62)
                                                  -------   -------
Distributions to shareholders:
 From net investment income......................
 In excess of net investment income..............
 From net realized gains.........................   (0.05)
 Return of capital...............................
                                                  -------   -------
  Total distributions to shareholders............   (0.05)     0.00
                                                  -------   -------
Net asset value -- end of period................. $  5.20   $  8.38
                                                  =======   =======
Total return *...................................  (37.51)%  (16.22)%
                                                  =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s)................ $ 4,603   $ 7,506
 Ratio of gross expense to average net assets
  **.............................................    2.33%     2.92%
 Ratio of net expense to average net assets **...    1.15%     1.15%
 Ratio of net investment income to average net
  assets before expense reductions **............   (1.67)%   (1.52)%
 Ratio of net investment income to average net
  assets **......................................   (0.49)%    0.25%
 Portfolio turnover rate **......................      34%        3%

-------
The Fund commenced operations on March 31, 2000.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

                                                          Semi-Annual Report

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2001 and the periods ended October 31st

                                          Growth & Income Fund
                               ================================================
                                2001       2000      1999      1998      1997
                               =======   ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $ 15.61   $  16.27  $  14.45  $  12.77  $  10.00
                               -------   --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......     0.08       0.21      0.19      0.21      0.17
 Net realized and unrealized
  gains (losses).............    (0.41)     (0.14)     2.15      1.71      2.74
                               -------   --------  --------  --------  --------
  Total from investment
   activities................    (0.33)      0.07      2.34      1.92      2.91
                               -------   --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..    (0.08)     (0.21)    (0.19)    (0.24)    (0.14)
 In excess of net investment
  income.....................
 From net realized gains.....    (3.17)     (0.52)    (0.33)
 Return of capital...........
                               -------   --------  --------  --------  --------
  Total distributions to
   shareholders..............    (3.25)     (0.73)    (0.52)    (0.24)    (0.14)
                               -------   --------  --------  --------  --------
Net asset value -- end of
 period......................  $ 12.03   $  15.61  $  16.27  $  14.45  $  12.77
                               =======   ========  ========  ========  ========
Total return *...............    (2.64)%     0.47%    16.47%    15.15%    29.19%
                               =======   ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $91,814   $104,209  $268,924  $250,553  $150,944
 Ratio of gross expense to
  average net assets **......     0.78%      0.79%     0.75%     0.77%     0.89%
 Ratio of net expense to
  average net assets **......     0.75%      0.75%     0.75%     0.54%     0.54%
 Ratio of net investment
  income to average net
  assets before expense
  reductions **..............     1.39%      1.25%     1.19%     1.32%     1.25%
 Ratio of net investment
  income to average net
  assets **..................     1.42%      1.29%     1.19%     1.55%     1.60%
 Portfolio turnover rate **..       21%        72%        5%       10%        2%
-------
The Fund commenced operations on November 1, 1996.

                                           Market Return Fund
                               ================================================
                                2001       2000      1999      1998      1997
                               =======   ========  ========  ========  ========
Net asset value -- beginning
 of period...................  $ 13.02   $  14.94  $  13.31  $  12.80  $  10.86
                               -------   --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......     0.35       0.84      0.76      0.73      0.63
 Net realized and unrealized
  gains (losses).............    (1.86)     (0.38)     2.37      1.46      2.64
                               -------   --------  --------  --------  --------
  Total from investment
   activities................    (1.51)      0.46      3.13      2.19      3.27
                               -------   --------  --------  --------  --------
Distributions to
 shareholders:
 From net investment income..    (0.34)     (0.84)    (0.77)    (0.71)    (0.63)
 In excess of net investment
  income.....................
 From net realized gains.....               (1.54)    (0.73)    (0.97)    (0.70)
 Return of capital...........
                               -------   --------  --------  --------  --------
  Total distributions to
   shareholders..............    (0.34)     (2.38)    (1.50)    (1.68)    (1.33)
                               -------   --------  --------  --------  --------
Net asset value -- end of
 period......................  $ 11.17   $  13.02  $  14.94  $  13.31  $  12.80
                               =======   ========  ========  ========  ========
Total return *...............   (11.65)%     3.15%    24.41%    18.48%    31.74%
                               =======   ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $51,796   $ 59,031  $ 82,969  $ 43,390  $ 20,195
 Ratio of gross expense to
  average net assets **......     0.58%      0.53%     0.53%     0.69%     0.96%
 Ratio of net expense to
  average net assets **......     0.45%      0.45%     0.45%     0.45%     0.45%
 Ratio of net investment
  income to average net
  assets before expense
  reductions **..............     6.02%      5.75%     5.29%     5.45%     4.85%
 Ratio of net investment
  income to average net
  assets **..................     6.15%      5.83%     5.37%     5.69%     5.36%
 Portfolio turnover rate **..       72%        96%      113%       48%      140%

-------
The Fund commenced operations on December 1, 1995.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                                     U.S. Growth Leaders
                                                            Fund
                                                   ==========================
                                                    2001      2000     1999
                                                   =======   =======  =======
Net asset value -- beginning of period............ $ 11.42   $ 10.53  $ 10.00
                                                   -------   -------  -------
Income (loss) from investment activities:
 Net investment income............................    0.06      0.07     0.03
 Net realized and unrealized gains (losses).......   (3.03)     0.95     0.50
                                                   -------   -------  -------
  Total from investment activities................   (2.97)     1.02     0.53
                                                   -------   -------  -------
Distributions to shareholders:
 From net investment income.......................   (0.07)    (0.05)
 In excess of net investment income...............
 From net realized gains..........................   (0.26)    (0.08)
 Return of capital................................
                                                   -------   -------  -------
  Total distributions to shareholders.............   (0.33)    (0.13)    0.00
                                                   -------   -------  -------
Net asset value -- end of period.................. $  8.12   $ 11.42  $ 10.53
                                                   =======   =======  =======
Total return *....................................  (26.34%)    9.75%    5.30%
                                                   =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period (000s)................. $13,582   $18,959  $ 4,419
 Ratio of gross expense to average net assets **..    1.21%     1.23%    4.61%
 Ratio of net expense to average net assets **....    0.80%     0.80%    0.80%
 Ratio of net investment income to average net
  assets before expense reductions **.............    1.18%     0.52%   (2.84%)
 Ratio of net investment income to average net
  assets **.......................................    1.59%     0.95%    0.97%
 Portfolio turnover rate **.......................     145%      229%     241%
-------
The Fund commenced operations on June 17, 1999.
                                                      Small Cap
                                                    Leaders Fund
                                                   =================
                                                    2001      2000
                                                   =======   =======
Net asset value -- beginning of period............ $ 11.63   $ 10.00
                                                   -------   -------
Income (loss) from investment activities:
 Net investment income............................    0.06      0.05
 Net realized and unrealized gains (losses).......   (0.24)     1.60
                                                   -------   -------
  Total from investment activities................   (0.18)     1.65
                                                   -------   -------
Distributions to shareholders:
 From net investment income.......................   (0.04)    (0.02)
 In excess of net investment income...............
 From net realized gains..........................   (0.77)
 Return of capital................................
                                                   -------   -------
  Total distributions to shareholders.............   (0.81)    (0.02)
                                                   -------   -------
Net asset value -- end of period.................. $ 10.64   $ 11.63
                                                   =======   =======
Total return *....................................   (0.84%)   16.48%
                                                   =======   =======
Ratios/supplemental data:
 Net assets, end of period (000s)................. $18,157   $20,857
 Ratio of gross expense to average net assets **..    1.12%     1.14%
 Ratio of net expense to average net assets **....    0.80%     0.80%
 Ratio of net investment income to average net
  assets before expense reductions **.............    0.92%     0.17%
 Ratio of net investment income to average net
  assets **.......................................    1.24%     0.51%
 Portfolio turnover rate **.......................     225%      138%

-------
The Fund commenced operations on December 20, 1999.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

                                                          Semi-Annual Report

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2001 and the periods ended October 31st

                                  Bunker Hill Money Market Fund
                                =====================================
                                  2001      2000     1999      1998
                                ========  ========  =======  ========
Net asset value -- beginning
 of period....................  $   1.00  $   1.00  $  1.00  $   1.00
                                --------  --------  -------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.03      0.06     0.05      0.05
 Net realized and unrealized
  gains (losses)..............
                                --------  --------  -------  --------
  Total from investment
   activities.................      0.03      0.06     0.05      0.05
                                --------  --------  -------  --------
Distributions to shareholders:
 From net investment income...     (0.03)    (0.06)   (0.05)    (0.05)
 In excess of net investment
  income .....................
 From net realized gains......
 Return of capital............
                                --------  --------  -------  --------
  Total distributions to
   shareholders...............     (0.03)    (0.06)   (0.05)    (0.05)
                                --------  --------  -------  --------
Net asset value -- end of
 period.......................  $   1.00  $   1.00  $  1.00  $   1.00
                                ========  ========  =======  ========
Total return *................      2.97%     6.06%    4.97%     4.65%
                                ========  ========  =======  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $150,608  $200,946  $87,968  $ 26,455
 Ratio of gross expense to
  average net assets **.......      0.41%     0.39%    0.41%     0.71%
 Ratio of net expense to
  average net assets **.......      0.30%     0.30%    0.30%     0.29%
 Ratio of net investment
  income to average net assets
  before expense reductions
  **..........................      5.81%     5.84%    4.72%     4.81%
 Ratio of net investment
  income to average
  net assets **...............      5.92%     5.93%    4.83%     5.23%
 Portfolio turnover rate **...       n/a       n/a      n/a       n/a
-------
The Fund commenced operations on December 17, 1997.

                                           Limited Maturity Fund
                                ===============================================
                                  2001      2000     1999      1998      1997
                                ========  ========  =======  ========  ========
Net asset value -- beginning
 of period....................  $   9.97  $   9.98  $ 10.08  $  10.06  $  10.06
                                --------  --------  -------  --------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.31      0.59     0.56      0.56      0.54
 Net realized and unrealized
  gains (losses)..............      0.12              (0.09)     0.02
                                --------  --------  -------  --------  --------
  Total from investment
   activities.................      0.43      0.59     0.47      0.58      0.54
                                --------  --------  -------  --------  --------
Distributions to shareholders:
 From net investment income...     (0.31)    (0.60)   (0.57)    (0.56)    (0.54)
 In excess of net investment
  income......................
 From net realized gains......
 Return of capital............
                                --------  --------  -------  --------  --------
  Total distributions to
   shareholders...............     (0.31)    (0.60)   (0.57)    (0.56)    (0.54)
                                --------  --------  -------  --------  --------
Net asset value -- end of
 period.......................  $  10.09  $   9.97  $  9.98  $  10.08  $  10.06
                                ========  ========  =======  ========  ========
Total return *................      4.32%     6.24%    4.71%     5.87%     5.46%
                                ========  ========  =======  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $141,579  $178,824  $97,820  $117,042  $152,429
 Ratio of gross expense to
  average net assets **.......      0.50%     0.51%    0.50%     0.47%     0.52%
 Ratio of net expense to
  average net assets **.......      0.40%     0.40%    0.38%     0.29%     0.30%
 Ratio of net investment
  income to average net assets
  before expense reductions
  **..........................      6.04%     5.93%    5.44%     5.40%     5.30%
 Ratio of net investment
  income to average net assets
  **..........................      6.14%     6.04%    5.56%     5.58%     5.52%
 Portfolio turnover rate **...       112%      103%      60%       91%      135%

-------
The Fund commenced operations on May 1, 1994.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

   Paydenfunds

                                               Short Bond Fund
                                   ============================================
                                    2001     2000     1999      1998     1997
                                   =======  =======  =======  ========  =======
Net asset value -- beginning of
 period..........................  $  9.69  $  9.66  $  9.94  $   9.92  $  9.97
                                   -------  -------  -------  --------  -------
Income (loss) from investment
 activities:
 Net investment income...........     0.28     0.59     0.56      0.63     0.58
 Net realized and unrealized
  gains (losses).................     0.25     0.03    (0.28)     0.02    (0.05)
                                   -------  -------  -------  --------  -------
  Total from investment
   activities....................     0.53     0.62     0.28      0.65     0.53
                                   -------  -------  -------  --------  -------
Distributions to shareholders:
 From net investment income......    (0.28)   (0.59)   (0.56)    (0.63)   (0.58)
 In excess of net investment
  income.........................
 From net realized gains.........
 Return of capital...............
                                   -------  -------  -------  --------  -------
Total distributions to
 shareholders....................    (0.28)   (0.59)   (0.56)    (0.63)   (0.58)
                                   -------  -------  -------  --------  -------
Net asset value -- end of
 period..........................  $  9.94  $  9.69  $  9.66  $   9.94  $  9.92
                                   =======  =======  =======  ========  =======
Total return *...................     5.55%    6.61%    2.89%     6.80%    5.52%
                                   =======  =======  =======  ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s).........................  $66,823  $66,957  $54,559  $108,661  $94,256
 Ratio of gross expense to
  average net assets **..........     0.54%    0.53%    0.50%     0.50%    0.49%
 Ratio of net expense to average
  net assets **..................     0.40%    0.40%    0.40%     0.30%    0.40%
 Ratio of net investment income
  to average net assets
  before expense reductions **...     5.65%    5.83%    5.58%     5.84%    5.91%
 Ratio of net investment income
  to average net assets **.......     5.79%    5.96%    5.68%     6.04%    6.00%
 Portfolio turnover rate **......       77%     171%     171%      596%     208%
-------
The Fund commenced operations on January 1, 1994.
                                             U.S. Government Fund
                                   ============================================
                                    2001     2000     1999      1998     1997
                                   =======  =======  =======  ========  =======
Net asset value -- beginning of
 period..........................  $ 10.47  $ 10.45  $ 10.90  $  10.56  $ 10.54
                                   -------  -------  -------  --------  -------
Income (loss) from investment
 activities:
 Net investment income...........     0.29     0.59     0.57      0.56     0.60
 Net realized and unrealized
  gains (losses).................     0.31     0.05    (0.39)     0.33     0.02
                                   -------  -------  -------  --------  -------
   Total from investment
    activities...................     0.60     0.64     0.18      0.89     0.62
                                   -------  -------  -------  --------  -------
Distributions to shareholders:
 From net investment income......    (0.29)   (0.60)   (0.57)    (0.55)   (0.60)
 In excess of net investment
  income.........................
 From net realized gains.........             (0.02)   (0.06)
 Return of capital...............
                                   -------  -------  -------  --------  -------
   Total distributions to
    shareholders.................    (0.29)   (0.62)   (0.63)    (0.55)   (0.60)
                                   -------  -------  -------  --------  -------
Net asset value -- end of
 period..........................  $ 10.78  $ 10.47  $ 10.45  $  10.90  $ 10.56
                                   =======  =======  =======  ========  =======
Total return *...................     5.79%    6.33%    1.76%     8.60%    6.10%
                                   =======  =======  =======  ========  =======
Ratios/supplemental data:
Net assets, end of period
 (000s)..........................  $58,547  $68,434  $72,535  $ 71,855  $15,479
 Ratio of gross expense to
  average net assets **..........     0.55%    0.53%    0.50%     0.54%    0.63%
 Ratio of net expense to average
  net assets **..................     0.40%    0.40%    0.40%     0.34%    0.45%
 Ratio of net investment income
  to average net assets
  before expense reductions **...     5.35%    5.57%    5.29%     5.18%    5.31%
 Ratio of net investment income
  to average net assets..........     5.50%    5.70%    5.39%     5.38%    5.49%
 Portfolio turnover rate **......      171%     138%     128%      287%     160%

-------
The Fund commenced operations on January 1, 1995.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

                                                          Semi-Annual Report

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2001 and the periods ended October 31st

                                       GNMA Fund
                               ============================
                                 2001      2000      1999
                               ========  ========  ========
Net asset value -- beginning
 of period...................  $  10.15  $  10.11  $  10.00
                               --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income.......      0.33      0.69      0.09
 Net realized and unrealized
  gains (losses).............      0.25      0.05      0.10
                               --------  --------  --------
   Total from investment
    activities...............      0.58      0.74      0.19
                               --------  --------  --------
Distributions to
 shareholders:
 From net investment income..     (0.33)    (0.70)    (0.08)
 In excess of net investment
  income.....................
 From net realized gains.....     (0.01)
 Return of capital...........
                               --------  --------  --------
   Total distributions to
    shareholders.............     (0.34)    (0.70)    (0.08)
                               --------  --------  --------
Net asset value -- end of
 period......................  $  10.39  $  10.15  $  10.11
                               ========  ========  ========
Total return *...............      5.75%     7.79%     1.82%
                               ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................  $142,339  $113,402  $121,161
 Ratio of gross expense to
  average net assets **......      0.49%     0.48%     0.90%
 Ratio of net expense to
  average net assets **......      0.35%     0.35%     0.35%
 Ratio of net investment
  income to average net
  assets before expense
  reductions **..............      6.35%     6.75%     5.41%
 Ratio of net investment
  income to average net
  assets.....................      6.49%     6.88%     5.96%
 Portfolio turnover rate **..       233%       53%       94%

-------
The Fund commenced operations on August 27, 1999.

                                      Investment Quality Bond Fund
                               ================================================
                                 2001      2000      1999       1998     1997
                               ========  ========  ========   ========  =======
Net asset value -- beginning
 of period...................  $   9.30  $   9.44  $  10.17   $  10.01  $  9.81
                               --------  --------  --------   --------  -------
Income (loss) from investment
 activities:
 Net investment income.......      0.27      0.63      0.58       0.60     0.58
 Net realized and unrealized
  gains (losses).............      0.28     (0.13)    (0.65)      0.20     0.22
                               --------  --------  --------   --------  -------
  Total from investment
   activities................      0.55      0.50     (0.07)      0.80     0.80
                               --------  --------  --------   --------  -------
Distributions to
 shareholders:
 From net investment income..     (0.26)    (0.64)    (0.58)     (0.59)   (0.60)
 In excess of net investment
  income.....................
 From net realized gains.....                         (0.08)     (0.05)
 Return of capital...........
                               --------  --------  --------   --------  -------
  Total distributions to
   shareholders..............     (0.26)    (0.64)    (0.66)     (0.64)   (0.60)
                               --------  --------  --------   --------  -------
Net asset value -- end of
 period......................  $   9.59  $   9.30  $   9.44   $  10.17  $ 10.01
                               ========  ========  ========   ========  =======
Total return *...............      5.85%     5.74%    (0.71)%     8.33%    8.44%
                               ========  ========  ========   ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s).....................   $91,655   $77,243  $195,228   $173,974  $94,987
 Ratio of gross expense to
  average net assets **......      0.53%     0.51%     0.50%      0.50%    0.53%
 Ratio of net expense to
  average net assets **......      0.50%     0.50%     0.50%      0.44%    0.45%
 Ratio of net investment
  income to average net
  assets before expense
  reductions **..............      5.76%     6.58%     6.06%      6.06%    5.95%
 Ratio of net investment
  income to average net
  assets **..................      5.79%     6.59%     6.06%      6.12%    6.03%
 Portfolio turnover rate **..       161%      161%       67%       156%     317%

-------
The Fund commenced operations on January 1, 1994.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                             Total Return Fund
                                ===============================================
                                  2001      2000      1999      1998     1997
                                ========  ========  ========  ========  =======
Net asset value -- beginning
 of period....................  $   9.50  $   9.67  $  10.23  $  10.25  $ 10.00
                                --------  --------  --------  --------  -------
Income (loss) from investment
 activities:
 Net investment income........      0.28      0.68      0.66      0.57     0.46
 Net realized and unrealized
  gains (losses)..............      0.25     (0.16)    (0.60)     0.20     0.23
                                --------  --------  --------  --------  -------
  Total from investment
   activities.................      0.53      0.52      0.06      0.77     0.69
                                --------  --------  --------  --------  -------
Distributions to shareholders:
 From net investment income...     (0.28)    (0.69)    (0.57)    (0.58)   (0.44)
 In excess of net investment
  income......................                                   (0.13)
 From net realized gains......                         (0.05)    (0.08)
 Return of capital
                                --------  --------  --------  --------  -------
  Total distributions to
   shareholders...............     (0.28)    (0.69)    (0.62)    (0.79)   (0.44)
                                --------  --------  --------  --------  -------
Net asset value -- end of
 period.......................  $   9.75  $   9.50  $   9.67  $  10.23  $ 10.25
                                ========  ========  ========  ========  =======
Total return *................      5.62%     5.60%     0.55%     7.72%    7.10%
                                ========  ========  ========  ========  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $349,400  $310,250  $230,440  $174,612  $98,863
 Ratio of gross expense to
  average net assets **.......      0.50%     0.50%     0.50%     0.52%    0.69%
 Ratio of net expense to
  average net assets **.......      0.49%     0.50%     0.50%     0.44%    0.45%
 Ratio of net investment
  income to average net assets
  before expense
  reductions **...............      6.29%     6.90%     5.58%     5.99%    5.97%
 Ratio of net investment
  income to average net
  assets **...................      6.30%     6.90%     5.58%     6.07%    6.21%
 Portfolio turnover rate **...       508%      164%       45%      208%     206%

-------
The Fund commenced operations on December 9, 1996.

                                         High Income Fund
                                ======================================
                                  2001      2000      1999      1998
                                ========  ========  ========  ========
Net asset value -- beginning
 of period....................  $   8.76  $   9.52  $   9.77  $  10.00
                                --------  --------  --------  --------
Income (loss) from investment
 activities:
 Net investment income........      0.38      0.85      0.89      0.47
 Net realized and unrealized
  gains (losses)..............     (0.08)    (0.78)    (0.34)    (0.34)
                                --------  --------  --------  --------
  Total from investment
   activities.................      0.30      0.07      0.55      0.13
                                --------  --------  --------  --------
Distributions to shareholders:
 From net investment income...     (0.38)    (0.83)    (0.80)    (0.36)
 In excess of net investment
  income......................
 From net realized gains......
 Return of capital............
                                --------  --------  --------  --------
  Total distributions to
   shareholders...............     (0.38)    (0.83)    (0.80)    (0.36)
                                --------  --------  --------  --------
Net asset value -- end of
 period.......................  $   8.68  $   8.76  $   9.52  $   9.77
                                ========  ========  ========  ========
Total return *................      3.54%     0.59%     5.65%     1.28%
                                ========  ========  ========  ========
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................  $147,777  $139,491  $109,297  $ 91,669
 Ratio of gross expense to
  average net assets **.......      0.58%     0.57%     0.55%     0.71%
 Ratio of net expense to
  average net assets **.......      0.57%     0.57%     0.55%     0.54%
 Ratio of net investment
  income to average net assets
  before expense
  reductions **...............      8.97%     8.81%     7.99%     7.58%
 Ratio of net investment
  income to average net
  asset **....................      8.98%     8.81%     7.99%     7.75%
 Portfolio turnover rate **...        86%       87%       68%      134%

-------
The Fund commenced operations on December 30, 1997.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

                                                          Semi-Annual Report

Financial Highlights continued

For a share outstanding during the six months ended April 30, 2001 and the periods ended October 31st

                                      Short Duration Tax Exempt Fund
                                  ============================================
                                   2001     2000     1999      1998     1997
                                  =======  =======  =======   =======  =======
Net asset value -- beginning of
 period.......................... $  9.87  $  9.87  $ 10.11   $ 10.08  $ 10.01
                                  -------  -------  -------   -------  -------
Income (loss) from investment
 activities:
 Net investment income...........    0.20     0.39     0.37      0.42     0.38
 Net realized and unrealized
  gains (losses).................    0.11     0.02    (0.15)     0.03     0.07
                                  -------  -------  -------   -------  -------
  Total from investment
   activities....................    0.31     0.41     0.22      0.45     0.45
                                  -------  -------  -------   -------  -------
Distributions to shareholders:
 From net investment income......   (0.20)   (0.39)   (0.37)    (0.41)   (0.38)
 In excess of net investment
  income.........................
 From net realized gains.........            (0.02)   (0.09)    (0.01)
 Return of capital...............
                                  -------  -------  -------   -------  -------
  Total distributions to
   shareholders..................   (0.20)   (0.41)   (0.46)    (0.42)   (0.38)
                                  -------  -------  -------   -------  -------
Net asset value -- end of
 period.......................... $  9.98  $  9.87  $  9.87   $ 10.11  $ 10.08
                                  =======  =======  =======   =======  =======
Total return *...................    3.19%    4.18%    2.29%     4.55%    4.55%
                                  =======  =======  =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................... $13,805  $13,377  $15,061   $16,825  $38,176
 Ratio of gross expense to
  average net assets **..........    0.91%    0.86%    0.85%     0.68%    0.62%
 Ratio of net expense to average
  net assets **..................    0.50%    0.50%    0.50%     0.44%    0.45%
 Ratio of net investment income
  to average net assets before
  expense reductions **..........    3.66%    3.57%    3.27%     3.75%    3.58%
 Ratio of net investment income
  to average net assets **.......    4.07%    3.93%    3.62%     3.99%    3.75%
 Portfolio turnover rate **......      81%      73%      54%       53%      57%

-------
The Fund commenced operations on September 1, 1994.

                                           Tax Exempt Bond Fund
                                  ============================================
                                   2001     2000     1999      1998     1997
                                  =======  =======  =======   =======  =======
Net asset value -- beginning of
 period.......................... $  9.58  $  9.43  $  9.92   $  9.71  $  9.47
                                  -------  -------  -------   -------  -------
Income (loss) from investment
 activities:
 Net investment income...........    0.22     0.45     0.42      0.40     0.44
 Net realized and unrealized
  gains (losses).................    0.16     0.16    (0.49)     0.20     0.24
                                  -------  -------  -------   -------  -------
  Total from investment
   activities....................    0.38     0.61    (0.07)     0.60     0.68
                                  -------  -------  -------   -------  -------
Distributions to shareholders:
 From net investment income......   (0.22)   (0.46)   (0.42)    (0.39)   (0.44)
 In excess of net investment
  income.........................
 From net realized gains.........
 Return of capital...............
                                  -------  -------  -------   -------  -------
  Total distributions to
   shareholders..................   (0.22)   (0.46)   (0.42)    (0.39)   (0.44)
                                  -------  -------  -------   -------  -------
Net asset value -- end of
 period.......................... $  9.74  $  9.58  $  9.43   $  9.92  $  9.71
                                  =======  =======  =======   =======  =======
Total return *...................    3.99%    6.70%   (0.81%)    6.32%    7.33%
                                  =======  =======  =======   =======  =======
Ratios/supplemental data:
 Net assets, end of period
  (000s)......................... $24,884  $24,757  $46,452   $67,889  $57,579
 Ratio of gross expense to
  average net assets **..........    0.73%    0.69%    0.57%     0.57%    0.59%
 Ratio of net expense to average
  net assets **..................    0.50%    0.52%    0.50%     0.49%    0.45%
 Ratio of net investment income
  to average net assets before
  expense reductions **..........    4.30%    4.51%    4.07%     4.00%    4.46%
 Ratio of net investment income
  to average net assets **.......    4.53%    4.68%    4.14%     4.08%    4.60%
 Portfolio turnover rate **......      79%      63%      28%       36%      42%

-------
The Fund commenced operations on December 21, 1993.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

  Paydenfunds

                                                     California Municipal
                                                          Income Fund
                                                    =========================
                                                     2001     2000     1999
                                                    =======  =======  =======
Net asset value -- beginning of period............. $  9.93  $  9.62  $ 10.00
                                                    -------  -------  -------
Income (loss) from investment activities:
 Net investment income.............................    0.21     0.40     0.26
 Net realized and unrealized gains (losses)........    0.06     0.32    (0.38)
                                                    -------  -------  -------
  Total from investment activities.................    0.27     0.72    (0.12)
                                                    -------  -------  -------
Distributions to shareholders:
 From net investment income........................   (0.21)   (0.41)   (0.26)
 In excess of net investment income................
 From net realized gains...........................
 Return of capital.................................
                                                    -------  -------  -------
  Total distributions to shareholders..............   (0.21)   (0.41)   (0.26)
                                                    -------  -------  -------
Net asset value -- end of period................... $  9.99  $  9.93  $  9.62
                                                    =======  =======  =======
Total return *.....................................    2.70%    7.68%   (1.22%)
                                                    =======  =======  =======
Ratios/supplemental data:
 Net assets, end of period (000s).................. $37,201  $34,792  $28,690
 Ratio of gross expense to average net assets **...    0.65%    0.60%    0.77%
 Ratio of net expense to average net assets **.....    0.50%    0.50%    0.50%
 Ratio of net investment income to average net
  assets before expense reductions **..............    4.04%    4.12%    3.17%
 Ratio of net investment income to average net
  assets **........................................    4.19%    4.22%    3.44%
 Portfolio turnover rate **........................      42%     101%      39%

-------
The Fund commenced operations on December 17, 1998.

 * Not annualized for periods less than 1 year
** Annualized for periods less than 1 year

                       See notes to financial statements.

                                                          Semi-Annual Report

Trustees and Officers

Trustees

Joan A. Payden, Chairman and Chief Executive Officer
  President and CEO, Payden & Rygel

W.D. Hilton, Jr.
  CEO, Trust Services, Inc.

J. Clayburn La Force
  University of California, Los Angeles
  Dean Emeritus, The John E. Anderson Graduate
     School of Management

Gerald S. Levey, M.D.
  University of California, Los Angeles
     Provost, Medical Sciences and Dean, UCLA School of Medicine

Thomas V. McKernan, Jr.
  President and Chief Executive Officer
     Automobile Club of Southern California

Christopher N. Orndorff
  Managing Principal, Payden & Rygel

Dennis C. Poulsen
  Chairman of the Board, Rose Hills Company

Stender E. Sweeney
  Private Investor

Mary Beth Syal
  Managing Principal, Payden & Rygel

Officers

Gregory P. Brown, President and Chief Operating Officer
Yot Chattrabhuti, Vice President
Bradley F. Hersh, Vice President and Treasurer
David L. Wagner, Vice President
Edward S. Garlock, Secretary

  Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

     The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

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                             DOMESTIC STOCK FUNDS
                             Growth & Income Fund
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                           U.S. Growth Leaders Fund
                            Small Cap Leaders Fund

                             DOMESTIC STOCK FUNDS
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                                   GNMA Fund
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                        Short Duration Tax Exempt Fund
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